UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4279

Advantus Series Fund, Inc.
(Exact name of registrant as specified in charter)

400 Robert Street North St. Paul, Minnesota			55101-2098
(Address of principal executive offices)			(Zip code)

Eric J. Bentley, Esq. 400 Robert Street North St. Paul, Minnesota 55101-2098
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(651) 665-3500

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2008

ITEM 1.  REPORT TO STOCKHOLDERS.

Discover Value.

Annual Report
Advantus Series Fund, Inc.

Offered in Minnesota Life Insurance Company and
Securian Life Insurance Company Variable Products

December 31, 2008

Equities

Index 400 Mid-Cap Portfolio

Index 500 Portfolio

Real Estate Securities Portfolio

Fixed Income

International Bond Portfolio

Bond Portfolio

Mortgage Securities Portfolio

Money Market

Money Market Portfolio

Advantus Series Fund, Inc.

Supplement dated February 2, 2009 to the Prospectus of Advantus Series Fund, Inc. ("the Fund") dated May 1, 2008 as previously supplemented October 17 and December 18, 2008

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

The following language is added to the footnotes following the "Annual Portfolio Operating Expenses" for the Money Market Portfolio (the "Portfolio") set forth at page 17 of the prospectus.

Effective February 1, 2009, the Board of Directors of the Fund approved a Net Investment Income Maintenance Agreement among the Fund (on behalf of the Portfolio), Advantus Capital Management, Inc. ("Advantus Capital"), and Securian Financial Services, Inc. ("Securian Financial"). Under such Agreement, Advantus Capital will agree to waive, reimburse or pay Fund expenses so that the Fund's daily net investment income does not fall below zero. Securian Financial may waive its Rule 12b-1 fees. The amount waived, reimbursed or paid by Advantus Capital and/or Securian Financial, shall be an obligation of the Fund, and shall be payable to Advantus Capital and/or Securian Financial on any day on which the Fund's net investment income exceeds zero. However, the right of Advantus Capital and/or Securian Financial to receive such payments shall be subject to the following limitations:

1.  the right to recover expenses expires three years after the date it effected such waiver, reimbursement or payment, and

2.  any expense recovery paid by the Portfolio cannot cause its expense ratio to exceed 1.25%.

This ability of Advantus Capital and/or Securian Financial to receive such payments could negatively affect the Portfolio's future yield.

F70250 2-2009

Advantus Series Fund, Inc.

Supplement dated December 18, 2008 to the Prospectus of Advantus Series Fund, Inc. (the "Fund") dated May 1, 2008 as previously supplemented October 17, 2008

This supplement, which replaces the previous supplement dated October 17, 2008, updates certain information contained in the Prospectus and should be attached to the Prospectus and retained for future reference.

Money Market Portfolio

The Fund, on behalf of the Money Market Portfolio (the "Portfolio"), is participating in the U.S. Treasury Temporary Guarantee Program for Money Market Funds (the "Guarantee Program") for the periods described below. The Guarantee Program provides coverage to shareholders of record for amounts they held in the Money Market Portfolio as of the close of business on September 19, 2008 ("Eligible Shareholders"). (Minnesota Life Insurance Company owns all of the shares of the Portfolio through its separate accounts, and is its sole shareholder of "record." The Portfolio is an underlying investment vehicle used by variable annuity and variable life insurance contracts. The owners of such contracts shall be considered by the Portfolio as shareholders for purposes of the Guarantee Program.) Subsequent contributions by existing or new shareholders are not covered by the Guarantee Program. The Guarantee Program will be triggered if the Money Market Portfolio's net asset value falls below $0.995 (a "Guarantee Event").

If a Guarantee Event occurs, certain conditions are necessary for receiving a Guarantee Payment from the U.S. Treasury:

1.  The Fund's Board shall promptly initiate the actions necessary under applicable state and federal law to commence the liquidation of the Portfolio, including ceasing the declaration and payment of dividends and suspending the redemption of its shares.

2.  The Portfolio shall be liquidated on or before the 30th day following the occurrence of a Guarantee Event, unless the Treasury, in its sole and absolute discretion, after taking into account prevailing market conditions, consents in writing to a later date.

The number of shares guaranteed under the Guarantee Program for each Eligible Shareholder is the lesser of the number of shares owned by an Eligible Shareholder on September 19, 2008 and the number of shares owned by an Eligible Shareholder when a Guarantee Event occurs. The Guarantee Program only applies to Eligible Shareholders who continuously maintain a positive account balance from September 19, 2008 until the date a Guarantee Event occurs. An Eligible Shareholder will receive in the aggregate $1.00 per protected share upon liquidation of the Portfolio pursuant to the Guarantee Program (subject to adjustment and the overall limit of $50 billion currently available under the Guarantee Program to all money market funds participating in the Guarantee Program). Payments will be made by the Treasury under the Guarantee Program on a first come, first served basis, based on the date of receipt by Treasury of a request for payment. If there are insufficient funds under the Guarantee Program to pay all requests for payment, then available funds under the Guarantee Program will be paid pro rata among funds that submitted their request to Treasury on the same day based on the number of shares in those funds covered under the Guarantee Program.

The Guarantee Program initially existed for a three-month period expiring on December 18, 2008 (the "Initial Period"), but was later extended by the Treasury Department for an additional period expiring on April 30, 2009 (the "Extension Period"). Subsequently, the Treasury Department will review the need and terms for further extending the Guarantee Program up to the close of business on September 18, 2009, and the Portfolio may continue to participate, but is not required to do so.

Participation in the Initial Period of the Guarantee Program required a payment to the Treasury in the amount of 0.01% based on the net asset value of the Portfolio as of September 19, 2008. Participation in the Extension Period of the Guarantee Program required an additional payment to the Treasury in the amount of 0.015% based on the net asset value of the Portfolio as of September 19, 2008. These expenses will be borne by the Portfolio.

F70060 12-2008

You can contact the Fund at 1-800-995-3850 for more information regarding the Fund's participation in the Guarantee Program. As of the date of this Supplement, more information about the Guarantee Program is available at http://www.ustreas.gov.

The text on page 17, starting with "Fees and Expenses," is replaced by the following:

Fees and Expenses. Investors pay fees and expenses in connection with investing in the Money Market Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Portfolio.

  Shareholder Fees

  (fees paid directly from an investment in the Portfolio)

    Not Applicable

  Annual Portfolio Operating Expenses

  (expenses that are deducted from Portfolio assets)

Management Fees	%	0.30
Rule 12b-1 Fees	%	0.25
Other Expenses(a)%		0.19
Acquired Fund Fees and Expenses(b)%		0.01
Total Annual Portfolio Operating Expenses	%	0.75

(a)  The Portfolio's expenses have been restated, based upon 2008 estimated expenses, to reflect expenses to be incurred by the Portfolio as a result of both a change in the Fund's expense allocation methodology effective January 1, 2008, and the cost of participating in the U.S. Treasury Temporary Guarantee Program for money market funds.

(b)  In accordance with the Portfolio's investment objectives, policies and practices (see discussion below), the Portfolio is authorized to invest in shares of another investment company (an "Acquired Fund"), in which case the Portfolio indirectly absorbs a proportionate share of the Acquired Fund's operating expenses. These indirect expenses reduce the Portfolio's return on the Acquired Fund, but they are not a direct operating expense of the Portfolio. For that reason, the Portfolio's Total Annual Portfolio Operating Expenses as reported in this table may not equal the expense ratios included in the "Financial Highlights" below or in the Fund's most recent Annual Report.

Example. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

1 Year	3 Years	5 Years	10 Years
$76	238	415	926

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract, or as a participant in a qualified plan, that invests in the Portfolio. There are other fees and expenses related to such policies and contracts, or qualified plans, that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

Summary – Bond Portfolio

The following is added as a new paragraph following the second paragraph on page 2:

The Portfolio's benchmark index is the Barclays Capital U.S. Aggregate Bond Index (the "Index"), an unmanaged composite including U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year. The Portfolio's investment positions may be overweight or underweight versus the Index in all sectors, including in asset-backed securities, commercial mortgage-backed securities, non-agency collateralized mortgage-obligations (CMOs), and corporate bond securities. The Portfolio holds securities in all sectors contained in the Index, but in addition holds positions not included in the Index including, but not limited to, CMOs. The Portfolio typically holds similar, but not identical securities represented in the Index. Additionally, the Portfolio Manager determines the appropriate security position size and the Portfolio will typically hold security position sizes (generally referenced as a percentage of total portfolio holdings) that are not in the same proportion as that security or a similar security represents in the Index. Sector exposure is determined by the Portfolio Manager from time to time, and my vary significantly from the Index exposure.

Summary – Mortgage Securities Portfolio

The following is added as a new paragraph following the second paragraph on page 18:

The Portfolio's benchmark index is the Barclays Capital Mortgage-Backed Securities Index (the "Index"). The Index is an unmanaged benchmark composite which includes fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). The Portfolio has invested in and continues to invest in securities that are not included in the Index, including CMOs, asset-backed securities, and commercial mortgage-backed securities. Additionally, the Portfolio Manager determines the appropriate security position size and the Portfolio will typically hold security position sizes (generally referenced as a percentage of total portfolio holdings) that are not in the same proportion as that security or a similar security represents in the Index. Sector exposure for the Portfolio is determined by the Portfolio Manager, and may vary significantly from the Index exposure.

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How to Use this Report

Some of our clients prefer a narrative account of their Advantus Series Fund investments while other clients prefer full financial statements. This report is designed to meet both preferences.

For a narrative account of each Portfolio's performance, investment strategies and holdings by the Portfolio Manager, refer to the front section of the report. Comprehensive investment holdings, market values and financial reports begin on page 30.

Performance charts graphically compare each Portfolio's performance with select investment indices and other benchmarks. This comparison provides you with more information about your investments.

The charts are useful because they illustrate performance over the same time frame and over a long period. There are limitations, however. An index may reflect the performance of securities that the Portfolio may not hold. Also, the index does not incur investment advisory fees and other fund expenses—whereas your Portfolio does. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment(s) in the Advantus Series Fund. Your Securian Sales Representative, who understands your personal financial situation, can best explain the features of your investment and how they apply to your financial needs.

Letter from the President

Dear Shareholder:

The economy and markets went through the gauntlet in 2008, hit hard by the failure of large financial institutions, worsening economic conditions and stalled credit markets. The Federal Reserve and the U.S. Treasury launched a number of extraordinary measures aimed at preventing a severe recession or depression.

A negative outlook reinforced by bad unemployment figures and poor retail sales drove the equity markets down sharply in the fourth quarter. The Standard and Poor's 500 Index was -21.94 percent over the quarter and finished -37.0 percent for the year. It was the index's worst one-year performance since 1931. The damage to equities occurred across the globe. The MSCI-EAFE Index, which measures the performance of stocks in developed economies around the world, was -19.9 percent for the quarter and finished -43.1 percent for the year.

While very negative assumptions are behind the market's current level, the decline may not be over. Fourth quarter earnings reports are likely to be very ugly, and could send the markets down further. One future ray of hope for equities comes from their history of turning up well ahead of an economic recovery.

In the fixed income market, returns suffered in almost every sector, with the exception of Treasuries. A flight to quality and efforts to spruce up year-end portfolio holdings drove Treasuries to unusually low levels. The two-year Treasury ended the year yielding 0.8 percent, while the 10-year stood at 2.2 percent and the 30-year at 2.7 percent. For the time being, investors are clearly not concerned about inflation. While corporate bond spreads widened meaningfully during the quarter and remain extremely wide, a modest tightening occurred in December, perhaps foreshadowing a broader improvement.

Stability in the residential housing market remains important to turning around the broader economy. While there's not much to indicate the housing market is improving, Federal Reserve action brought mortgage rates down to levels not seen in 40 years, which should help stabilize prices. However, the high inventory of unsold homes and a continued rise in foreclosures lowers the likelihood of an immediate turnaround. Commercial real estate, which had remained somewhat above the gloom, was hit hard in the fourth quarter. Concerns about the availability of commercial real estate financing drove the Dow Jones Wilshire Real Estate Securities Index down almost 60 percent at one point, before recovering for a return of -39.8 percent for the year.

We believe the financial markets will recover in 2009. The markets typically revive before it's clear that economic fundamentals have turned around. It won't be a smooth ride, however. While many negatives have been priced into the markets, additional corporate defaults likely to take place in the first quarter will keep the stress level high. But because market prices now reflect such a sour outlook, we believe severe drops are less likely. We are in the thick of one of the most difficult economic periods in our lifetimes. We can all hope that 2009 brings brighter days to the economy and the markets.

Sincerely,

Gregory S. Strong
President, Advantus Series Fund, Inc.

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Performance
Update

Chris Sebald, CFA
Portfolio Manager

The Bond Portfolio seeks as high a level of long-term total return as is consistent with prudent investment risk. Preservation of capital is a secondary objective. The Bond Portfolio invests in long-term, fixed income, high quality debt instruments. The risks incurred by investing in debt instruments include, but are not limited to, reinvestment of prepaid debt obligations at lower rates of return, and the inability to reinvest at higher interest rates when debt obligations are prepaid more slowly than expected. In addition, the net asset value of the Bond Portfolio may fluctuate in response to changes in interest rates and is not guaranteed.

Bond Portfolio

How did the Portfolio perform during 2008?

The Portfolio's performance for the period or year ended December 31, 2008, for each class of shares offered was as follows:

Class 1 (since 2/11/08 inception)	-13.53 percent*
Class 2	-13.52 percent*

This performance was disappointing; the Portfolio did not perform well relative to the benchmark, the Barclays Capital U.S. Aggregate Bond Index**, which returned 5.24 percent for the same period.

What influenced the Portfolio's return during the past 12 months?

Due to the credit crunch that enveloped the financial markets in 2008, there was a large disparity among the various sectors in which the Portfolio has typically focused and government-related securities that historically have not produced returns as competitive. In particular, the Portfolio's exposure to corporate and non-agency mortgage securities was the primary driver of performance. Treasury securities offered the best performance during the year, followed by securities issued by government agencies (Fannie Mae and Freddie Mac, for example). Corporate and non-agency mortgage securities fell by 5 percent to 20 percent, while Treasuries and agencies rose, in general, by 8 percent to 13 percent.

What other market conditions or events influenced the Portfolio's return during the past 12 months?

Lower quality securities performed worse than higher quality bonds in 2008, with yields rising less on higher rated corporate and mortgage securities. The Portfolio had a lower proportion of high quality bonds than the index, and this influenced the Portfolio's return. Performance was affected primarily by our sector allocation, rather than our selection of individual securities.

What strategies and techniques did you employ that specifically affected Portfolio performance?

We increased the Portfolio's overall quality significantly during the year and increased exposure to securities that are guaranteed or supported by the federal government. That includes Treasuries, agency mortgage-backed securities and bonds of companies that have received (or could receive) funds from the federal government's Troubled Asset Relief Program. Our credit research and focus on security selection helped us avoid purchasing the bonds of companies with high profile defaults, such as Lehman Brothers and Washington Mutual.

What industries or sectors did you emphasize during the last 12 months and what is your outlook going forward?

The markets have priced in a significant decline in the economy, including falling corporate profits, slower growth and very high bond defaults. In the fixed income market, the rise in yields on non-government securities can only be compared with those of the 1930s. While this seems in excess of expected losses, it is too soon to know whether government actions will be adequate to forestall a severe recession or worse. The economy is bound to suffer greater losses in the coming quarters as companies and consumers continue to cut back on spending and investment. The unemployment rate is likely to rise throughout the rest of 2009 and corporate earnings are bound to see significant disappointment. Before the fourth quarter, we increased quality in the fund by increasing exposure to agency mortgage-backed securities and Treasuries while reducing commercial mortgage-backed securities and corporate bonds. With Treasury yields at all-time lows, we are now looking to move back into corporate bonds that offer higher yields and further increase holdings of agency mortgage-backed securities. However, we will remain in higher quality securities, since we expect rising defaults in the coming quarters as the recession and severe credit cycle play out.

Ten Largest Bond Holdings***

Security description	Market value	% of bond portfolio
U.S. Treasury Bond 5.375%, 02/15/31	$13,637,565	4.28%
Federal National Mortgage Association 5.000%, 01/01/39	10,214,485	3.20%
U.S. Treasury Notes 3.750%, 11/15/18	8,110,995	2.54%
Federal National Mortgage Association 6.500%, 10/01/37	6,298,450	1.98%
U.S. Treasury Bond 4.375%, 02/15/38	5,906,644	1.85%
JPMorgan Chase & Company 2.625%, 12/01/10	5,574,721	1.75%
HSBC USA, Inc. 3.125%, 12/16/11	5,421,001	1.70%
Government National Mortgage Association 5.500%, 01/01/35	5,261,706	1.65%
Federal National Mortgage Association 5.500%, 04/01/34	5,070,326	1.59%
Federal Home Loan Mortgage Corporation 3.750%, 06/28/13	4,126,491	1.29%
	$69,622,384	21.8%

Sector Diversification (shown as a percentage of net assets)***

Asset Quality (shown as a percentage of net assets)***

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Barclays Capital U.S. Aggregate Bond Index is an unmanaged benchmark composite representing average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year.

***Composition is as of December 31, 2008.

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Bond Portfolio,
Barclays U.S. Aggregate Bond Index and Consumer Price Index

On the chart above you can see how the Bond Portfolio's Class 1 shares total return compared to the Barclays U.S. Aggregate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on February 11, 2008, inception date of Class, through December 31, 2008, assuming reinvestment of distributions, if any.

On the chart above you can see how the Bond Portfolio's Class 2 shares total return compared to the Barclays U.S. Aggregate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1998 through December 31, 2008, assuming reinvestment of distributions, if any.

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Performance
Update

Tom Houghton
Portfolio Manager

The Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital. It invests in short-term money market instruments and other debt securities that mature within 397 days.

Investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in the Portfolio.

Money Market Portfolio

How did the Portfolio perform during 2008?

For the year ended December 31, 2008 the Portfolio had a net return of 1.95 percent*, while the Three-Month Treasury Bill Index returned 2.24 percent for the same period.

What influenced the Portfolio's return during the period?

The Portfolio outperformed the index as measured on a gross basis. With the deduction of fees and expenses, its net return fell below the benchmark index. The Treasury yield curve began the year fairly steep, with longer-term rates much higher than those on short-term bonds, but grew even steeper as the market began to digest a dramatic slowdown in the economy. The Federal Reserve Board, which began its reducing interest rates in August 2007, aggressively stepped up its campaign during 2008 in order to fend off both a collapse of the financial system and the U.S. economy. The Fed Funds rate started the year at 4.25 percent and ended 2008 at 0.25 percent. Treasury yields on short-term maturities dropped dramatically, as well. In fact, the flight to quality that culminated in December drove four-week and three-month Treasury bills to rates below zero for a brief period. Rates on commercial paper and agency discount notes also dropped dramatically during the year, affecting the yield on the portfolio.

What other market conditions or events influenced the Portfolio's performance during the period?

The near collapse of the financial system after the failure of Lehman Brothers, followed shortly by the rescue of AIG by the U.S. government, made management of the Portfolio more difficult than at any other period in recent memory. These two events caused severe dislocations in the short-term sector of the market, which led to massive requests for withdrawals from money market funds (mainly from institutional investors), and severe difficulty for many commercial paper issuers to find buyers of their debt. This, in turn, resulted in dramatic efforts by the U.S. government to unfreeze the credit markets for money market participants. These government actions eased the near-term dislocations in the market, and money has flowed back into money market funds. More importantly, many issuers—especially in the financial sector—have now found willing buyers of their debt.

What strategies and techniques did you employ that specifically affected Portfolio performance?

The Portfolio's performance continues to be driven mainly by its strategy of investing primarily in high-quality U.S. corporate commercial paper (rated A-1 or higher by Standard & Poor's and P-1 by Moody's). This strategy remains a sound alternative for investors seeking a high degree of safety and liquidity and continues to offer slightly better yields than government agency discount notes and Treasury bills of similar maturities. The Portfolio's holdings continue to be well diversified over a variety of stable industries and companies.

The risk exposure of the Portfolio continues to be carefully managed. In light of the severe dislocations in the market, we reduced the Portfolio's exposure to the financial sector early in the fourth quarter. In addition, we lowered weightings of investments in any one company to further diversify the Portfolio, and increased exposure to federal agency securities.

Additionally, the Portfolio continues to invest in short-dated asset-backed securities (ABS). These ABS are backed by high quality auto loan receivables and are rated A-1 or higher by Standard & Poor's and P-1 or higher by Moody's. The ABS that we have purchased generally have average lives of around 90 days and yields that are comparable to 90-day commercial paper, but higher yields than agency discount notes and Treasury bills of similar duration.

We avoided short-term debt issued by structured investment vehicles and stopped purchasing asset-backed commercial paper early in the year as concerns grew about the problems in that market.

What industries or sectors did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

We invested primarily in high-quality U.S. corporate commercial paper (rated A-1 or higher by Standard & Poor's and P-1 or higher by Moody's) and high-quality, short-dated asset-backed securities. We also invested in short-term discount notes issued primarily by the government sponsored agencies Fannie Mae and Freddie Mac.

We expect the Fed Funds rate to remain in the range of 0.00 percent to 0.25 percent for all of 2009 as the Fed works to prime the economic pump. Despite the Fed's efforts, we believe the economy is likely to be mired in a recession for the remainder of 2009, and the recession is likely to be deeper than we have seen in the last 50 years. We expect the unemployment rate to reach at least 9 percent sometime in 2009 as well, and this will further drive down consumer and business spending more than it has already.

With the Fed Funds rate expected to hover around zero percent for 2009, investable rates will also remain very low. Agency discount notes currently yield less than 0.25 percent and high quality commercial paper now yields less than 1 percent on average across the maturity spectrum. One strategy we have employed recently is to buy short floating rate bonds issued by high-quality banks that have received funding directly from the U.S. government and that are also able to issue yields at attractive rates under a new federal funding program. These actions greatly diminish any chance of a liquidity crisis for any of the banks participating in these programs. Rates offered on these bonds are still quite attractive relative to commercial paper and agency discount notes.

  Average Days to Maturity

  Seven-Day Compound Yield*

The yield quotation more closely represents the current earnings of the Money Market Portfolio than the total return quotation.

The seven-day compound yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or any other agency, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. Shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Performance
Update

Chris Sebald, CFA and David Land, CFA
Portfolio Managers

The Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk. The Mortgage Securities Portfolio will invest primarily in mortgage-related securities. The risks incurred by investing in mortgage-related securities include, but are not limited to, reinvestment of prepaid loans at low rates of return, and the inability to reinvest at higher interest rates when mortgages are prepaid more slowly than expected. In addition, the net asset value of the Mortgage Securities Portfolio may fluctuate in response to changes in interest rates and is not guaranteed.

Mortgage Securities Portfolio

How did the Portfolio perform during 2008?

The Portfolio's performance for the period or year ended December 31, 2008, for each class of shares offered was as follows:

Class 1 (since 2/11/08 inception)	-13.32 percent*
Class 2	-12.97 percent*

This performance was disappointing; the Portfolio did not perform well relative to the benchmark, the Barclays Capital U.S. Mortgage Backed Securities Index**, which returned 8.34 percent for the same period.

What influenced the Portfolio's return during the past 12 months?

Due to the credit crunch that enveloped the financial markets in 2008, there was a large disparity among the various sectors in which the Portfolio has typically focused and government-related securities that historically have not produced returns as competitive. In particular, the Portfolio's exposure to corporate and non-agency mortgage securities was the primary driver of performance. Securities issued by government agencies (Fannie Mae and Freddie Mac, for example) offered the best performance during the year. Non-agency mortgage securities fell by 5 percent to 20 percent, while agencies rose, in general, by 8 percent to 13 percent.

What other market conditions or events influenced the Portfolio's return during the past 12 months?

Lower quality securities performed worse than higher quality bonds in 2008, with yields rising less on higher rated mortgage securities. The Portfolio had a lower proportion of high quality bonds than the index, and this influenced the Portfolio's return. Performance was affected primarily by our sector allocation, rather than our selection of individual securities.

What strategies and techniques did you employ that specifically affected Portfolio performance?

We increased the Portfolio's overall quality significantly during the year and increased exposure to securities that are guaranteed or supported by the federal government. That includes agency mortgage-backed securities, in particular.

What industries or sectors did you emphasize during the last 12 months and what is your outlook going forward?

The markets have priced in a significant decline in the economy, including falling corporate profits, slower growth and very high bond defaults. In the fixed income market, the rise in yields on non-government securities can only be compared with those of the 1930s. While this seems in excess of expected losses, it is too soon to know whether government actions will be adequate to forestall a severe recession or worse. The economy is bound to suffer greater losses in the coming quarters as companies and consumers continue to cut back on spending and investment. The unemployment rate is likely to rise throughout the rest of 2009 and corporate earnings are bound to see significant disappointment. Before the fourth quarter, we increased quality in the portfolio by increasing exposure to agency mortgage-backed securities while reducing commercial mortgage-backed securities. We are now looking to further increase holdings of agency mortgage-backed securities. We will remain in higher quality securities, since we expect rising defaults in the coming quarters as the recession and severe credit cycle play out.

Sector Diversification (shown as a percentage of net assets)***

Asset Quality (shown as a percentage of net assets)***

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Mortgage Securities Portfolio, Barclays
Mortgage-Backed Securities Index and Consumer Price Index

On the chart above you can see how the Mortgage Securities Portfolio's Class 1 shares total return compared to the Barclays Mortgage-Backed Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on February 11, 2008, inception date of class, through December 31, 2008, assuming reinvestment of distributions, if any.

On the chart above you can see how the Mortgage Securities Portfolio's Class 2 shares total return compared to the Barclays Mortgage-Backed Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1998 through December 31, 2008, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Barclays Capital U.S. Mortgage Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

***Composition is as of December 31, 2008.

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Performance
Update

James Seifert
Portfolio Manager

The Index 500 Portfolio+ seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard and Poor's Corporation 500 Composite Stock Index (S&P 500)+. It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy. The risks incurred by investing in the Index 500 Portfolio include, but are not limited to, the risk that the Portfolio may not be able to replicate the performance of the S&P 500, and the risk of declines in the equity markets generally.

Index 500 Portfolio

How did the Portfolio perform during 2008?

The Portfolio's performance for the period or year ended December 31, 2008, for each class of shares offered was as follows:

Class 1 (since 2/11/08 inception)	-31.26 percent*
Class 2	-37.21 percent*

The Standard & Poor's 500 Index** returned -37.00 percent for the same period.

What influenced the Portfolio's performance during the period?

The Advantus Series Fund Index 500 Portfolio is passively managed. The Portfolio is fully invested and holds all 500 names at published float index weights. The Portfolio seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500.

All 11 sectors posted negative returns in the double digits. The financial sector led the headlines in 2008 and also posted the largest negative return within the index at -55.26 percent. In addition, stocks of smaller companies were hit equally as hard as the larger capitalized names.

What other market conditions or events influenced the Portfolio's performance during the period?

A negative outlook reinforced by bad unemployment figures and poor retail sales drove the stock markets down sharply in the fourth quarter. It was the S&P 500's worst one-year performance since 1931. The damage to equities occurred across the globe.

While very negative assumptions are behind the market's current level, the decline may not be over. Fourth quarter earnings reports are likely to be very ugly, and could send the markets down further. One future ray of hope for stocks comes from their history of turning up well ahead of an economic recovery.

What will affect the Portfolio going forward?

We believe the financial markets will recover in 2009. The markets typically revive before it's clear that economic fundamentals have turned around. As the government's economic stimulus starts to have an effect, the markets are likely to respond positively to slower rates of decline in home prices, fewer jobless claims and indicators that conditions aren't worsening. Investors can position themselves for a recovery by continuing to invest while prices are down, and by staying with quality companies.

It won't be a smooth ride, however. While many negatives have been priced into the markets, additional corporate defaults likely to take place in the first quarter will keep the stress level high. But because market prices now reflect such a sour outlook, severe drops are less likely.

We are in the thick of one of the most difficult economic periods in our lifetimes. We can all hope that 2009 brings brighter days to the economy and the markets.

+"Standard & Poor's®", "S&P®", "S&P 500®", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.-Index 500 Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

Ten Largest Stock Holdings

Security description	Shares	Market value	% of stock portfolio
Exxon Mobil Corporation	232,481	$18,558,955	5.2%
Procter & Gamble Company	136,459	8,435,895	2.3%
General Electric Company	480,043	7,776,697	2.2%
AT&T, Inc.	269,334	7,676,019	2.1%
Johnson & Johnson	126,809	7,586,982	2.1%
Chevron Corporation	92,861	6,868,928	1.9%
Microsoft Corporation	349,645	6,797,099	1.9%
Wal-Mart Stores, Inc.	102,188	5,728,659	1.6%
Pfizer, Inc.	308,179	5,457,850	1.5%
JPMorgan Chase & Company	170,584	5,378,515	1.5%
		$80,265,599	22.3%

Sector Diversification (shown as a percentage of net assets)***

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Index 500 Portfolio,
S&P 500® Index and Consumer Price Index

On the chart above you can see how the Index 500 Portfolio's Class 1 shares total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on February 11, 2008, inception date of class, through December 31, 2008, assuming reinvestment of distributions, if any.

On the chart above you can see how the Index 500 Portfolio's Class 2 shares total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1998 through December 31, 2008, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

***Composition is as of December 31, 2008.

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Performance
Update

Michael Hastenstab, Ph.D.
Portfolio Manager
Franklin Advisors, Inc.

The International Bond Portfolio seeks to maximize current income consistent with protection of principal. The Portfolio pursues its objective by investing primarily in debt securities issued by issuers located anywhere in the world. While Advantus Capital Management, Inc. acts as the investment adviser for the Portfolio, Franklin Advisers, Inc. provided investment advice to the International Bond Portfolio under a sub-advisory agreement. Investment risks associated with international investing, in addition to other risks, include currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

International Bond Portfolio

How did the Portfolio perform during the period?

The Portfolio's performance for the period or year ended December 31, 2008, for each class of shares offered was as follows:

Class 1 (since 2/11/08 inception)	2.34 percent*
Class 2	4.23 percent*

The portfolio's benchmark, the Citigroup Non-U.S. World Government Bond Index** returned 10.11 percent. The Citigroup World Government Bond Index*** returned 10.89 percent.

What influenced the Portfolio's performance during the period?

In 2008, both the global economy and the global financial system were hit by multiple shocks, resulting in significant market turbulence. For investment managers, this backdrop was the stress test of all stress tests. The Portfolio's total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

For much of the year there was a disconnect between the interest rates being charged by the market and the underlying fundamentals of many countries. The flight to quality in developed market government bonds and commodity-driven inflationary pressures in developing economies led markets to price in an unrealistic decoupling of global growth where interest rates outside of the largest developed economies would stay high. Meanwhile, the portfolio's diverse currency exposure had mixed results, despite its ongoing commitment to only holding the currencies of economies with strong underlying fundamentals. For example, the strategy capitalized on the acceleration of the deleveraging process by investing in the Japanese yen and Swiss franc, low yielding currencies with external surpluses. These currencies benefited from the repatriation of international investments by local investors as risk aversion increased. Finally, the portfolio maintained limited exposure to U.S.-dollar denominated sovereign credit during the year because of its unattractive valuations. However, the sell-off in some bond markets due to forced selling by hedge funds and deleveraging by the sell-side broker community pushed down valuations.

What other market conditions or events influenced the Portfolio's performance during the period?

It was a tumultuous year for financial markets and economic conditions. The first half of 2008 was marked by high commodity prices and inflationary pressures, which later gave way to a global recession with falling economic activity, inflationary pressures and interest rates. The extreme flight to quality favored a small group of developed country government bonds and currencies as investors indiscriminately sought to reduce risk. Further benefiting long duration bonds in developed countries, policy interest rates were cut by 0.40 percent in Japan, 1.50 percent in Europe, and 4 percent in the U.S. This was part of a multifaceted, international response to the financial crisis that tried to limit the damage to the real economy.

What strategies and techniques did you employ that specifically affected the Portfolio's performance during the period?

In managing the Portfolio, we allocate the Portfolio's assets among issuers, geographic regions and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates and currencies and credit risks. In considering these factors, we evaluate a country's changing market, economic and political conditions, such as inflation rate, growth prospects, global trade patterns and government policies. We seek to manage the portfolio's exposure to various currencies and may utilize forward currency exchange contracts.

What industries or sectors did you emphasize during the period?

Toward the end of the year, interest rate cuts began to be priced in around the globe, leading to strong returns for duration exposures in South Korea and Mexico. These exposures contributed significantly to absolute performance. However, on a relative basis, our diversified exposures led us to underperform the benchmark due to the strong rally in U.S., British and Japanese Treasuries. While we correctly identified the euro as overvalued close to its all time high of 1.599, several other currency exposures hurt relative performance as extreme risk aversion led to currencies sometimes trading out of line with their relative fundamentals. The Malaysian ringgit, for example, was one of those currencies that depreciated against the U.S. dollar during the year despite strong relative growth and trade surpluses.

What looks attractive for the Portfolio going forward?

As we move into 2009, we continue to believe that growth and inflation dynamics are positive for fixed income investments and duration exposure in particular. With inflation fears having been replaced by growth concerns in much of the developed world, central banks have room to cut interest rates further and keep them low for extended periods. Additionally, while U.S. Treasury yields have dropped significantly, internationally there still remain opportunities to position in other countries at higher yields where we believe the effects of the global recession will require additional rate cuts.

The International Monetary Fund's most recent World Economic Outlook update lowers the world growth forecast to just 2.2 percent in 2009 (a rate below 3 percent is generally consistent with a global recession). This forecast expects outright contraction in advanced economies and more moderate growth in emerging markets. While yields have already fallen dramatically in the U.S. in anticipation of prolonged loose monetary policy, we are positioned for similar responses from central banks in particularly hard hit countries around the world. Specifically, markets have yet to price in the full extent of monetary easing in several economies that are quite vulnerable to the U.S. recession and global credit crunch.

Ten Largest Bond Holdings

Security description	Market value	% of bond portfolio
Malaysian Government Bond (MYR)—3.756%, 04/28/11	$9,037,763	11.8%
Eksportfinans AS (JPY)—1.800%, 06/21/10	4,446,901	5.8%
Oesterreichische Kontrollbank AG (CHF)—2.750%, 06/14/11	4,105,977	5.4%
Egypt Treasury Bill (EGP)—4.262%, 03/10/09	4,003,332	5.3%
France Government Bond (EUR)—4.250%, 10/25/17	3,854,699	5.0%
Sweden Government Bond (SEK)—5.000%, 01/28/09	3,610,744	4.7%
Korea Treasury Bond (KRW)—5.500%, 09/10/17	3,564,586	4.7%
Korea Treasury Bond (KRW)—5.250%, 09/10/12	3,495,868	4.6%
Mexican Bonos (MXN)—10.000%, 12/05/24	3,218,367	4.2%
Norwegian Government Bond (NOK)—5.500%, 05/15/09	2,395,307	3.1%
	$41,733,544	54.6%

Country Diversification (shown as a percentage of net assets)****

Currency Diversification (shown as a percentage of net assets)****

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in International Bond Portfolio,
CitiGroup Non-U.S. World Government Bond Index and Consumer Price Index

On the chart above you can see how the International Bond Portfolio's Class 1 shares total return compared to the CitiGroup World Government Bond Index, the CitiGroup Non-US World Government Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on February 11, 2008, inception date of Class, through December 31, 2008, assuming reinvestment of distributions, if any.

On the chart above you can see how the International Bond Portfolio's Class 2 shares total return compared to the CitiGroup World Government Bond Index, the CitiGroup Non-US World Government Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1998 through December 31, 2008, assuming reinvestment of distributions, if any.

* The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Citigroup Non-U.S. World Government Bond Index is a market value-weighted index of government debt securities issued by eleven different nations: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain and the United Kingdom. The goal of the index is to include all fixed-rate institutionally traded bonds issued by the above governments. The minimum maturity is one year, and the minimum outstanding must be at least $25 million U.S. dollars. Also included in the index are zero-coupon renewable securities. Floating rate and private placement issues are excluded from the index. Returns are available in both U.S. dollars and local currency terms.

***The Citigroup World Government Bond Index measures the total rate-of-return performance for sovereign debt denominated in the domestic currency with a remaining maturity of at least one year. Each included country has a minimum size criterion designed to include only those bonds that are "reasonably available" for institutional investors under normal market circumstances. The debt is required to have a minimum rating of BBB-/Baa3 by either S&P or Moody's, respectively.

****Composition is as of December 31, 2008.

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Performance
Update

James Seifert
Portfolio Manager

The Index 400 Mid-Cap Portfolio seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index (S&P 400)+. It is designed to provide an economical and convenient means of maintaining a diversified Portfolio in this equity security area as part of an over-all investment strategy. The risks incurred by investing in the Index 400 Mid-Cap Portfolio include, but are not limited to, the risk that the Portfolio may not be able to replicate the performance of the S&P 400, and the risk of declines in the market for mid-cap stocks or in the equity markets generally.

Index 400 Mid-Cap Portfolio

How did the Portfolio perform during 2008?

The Portfolio's performance for the period or year ended December 31, 2008, for each class of shares offered was as follows:

Class 1 (since 2/11/08 inception)	-31.84 percent*
Class 2	-36.54 percent*

The Standard and Poor's MidCap 400 Index** returned -36.23 percent for the same period.

How did the Portfolio perform during the period?

For the 12-month period ending December 31, 2008, the Advantus Series Index 400 Mid-Cap portfolio finished with a net return of -36.54 percent. For the same period, the Standard and Poor's MidCap 400 Index returned -36.23 percent.

What influenced the Portfolio's performance during the period?

The Advantus Series Index 400 Mid-Cap Portfolio is passively managed. The Portfolio is fully invested and holds all 400 stocks at published free float index weights. The Portfolio seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 400.

All 11 sectors posted negative returns in the double digits. The financial sector led the headlines in 2008, but it was the energy sector that ended the year with the largest negative return, at -57.92 percent. In addition, stocks of smaller companies were hit equally as hard as the larger capitalized names.

What other market conditions or events influenced the Portfolio's performance during the period?

A negative outlook reinforced by bad unemployment figures and poor retail sales drove the stock markets down sharply in the fourth quarter. It was the S&P 400's worst one-year performance since the inception of the index on December 31, 1990. The damage to equities occurred across the globe.

While very negative assumptions are behind the market's current level, the decline may not be over. Fourth quarter earnings reports are likely to be very ugly, and could send the markets down further. One future ray of hope for stocks comes from their history of turning up well ahead of an economic recovery.

What will affect the Portfolio going forward?

We believe the financial markets will recover in 2009. The markets typically revive before it's clear that economic fundamentals have turned around. As the government's economic stimulus starts to have an effect, the markets are likely to respond positively to slower rates of decline in home prices, fewer jobless claims and indicators that conditions aren't worsening. Investors can position themselves for a recovery by continuing to invest while prices are down, and by staying with quality companies.

It won't be a smooth ride, however. While many negatives have been priced into the markets, additional corporate defaults likely to take place in the first quarter will keep the stress level high. But because market prices now reflect such a sour outlook, severe drops are less likely.

We are in the thick of one of the most difficult economic periods in our lifetimes. We can all hope that 2009 brings brighter days to the economy and the markets.

Ten Largest Stock Holdings***

Security description	Shares	Market value	% of stock portfolio
Everest Re Group, Ltd.	9,770	$743,888	0.7%
Vertex Pharmaceuticals, Inc.	23,938	727,236	0.7%
Health Care REIT, Inc.	16,458	694,528	0.7%
WR Berkley Corporation	22,061	683,891	0.6%
O'Reilly Automotive, Inc.	21,401	657,867	0.6%
New York Community Bancorp, Inc.	54,757	654,894	0.6%
Martin Marietta Materials, Inc.	6,590	639,757	0.6%
MDU Resources Group, Inc.	29,219	630,546	0.6%
SAIC, Inc.	32,252	628,269	0.6%
Church & Dwight Company, Inc.	11,141	625,233	0.6%
		$6,686,109	6.3%

Sector Diversification (shown as a percentage of net assets)***

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Index 400 Mid-Cap Portfolio,
S&P MidCap 400® Index and Consumer Price Index

On the chart above you can see how the Index 400 Mid-Cap Portfolio's Class 1 shares total return compared to the S&P 400 MidCap Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on February 11, 2008, inception date of Class, through December 31, 2008, assuming reinvestment of distributions, if any.

On the chart above you can see how the Index 400 Mid-Cap Portfolio's Class 2 shares total return compared to the S&P 400 MidCap Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1998 through December 31, 2008, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

** S&P 400 MidCap Index consists of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value.

***Composition is as of December 31, 2008.

+ "Standard & Poor's®", "S&P®", "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.-Index 400 Mid-Cap Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

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Performance
Update

Joe Betlej, CFA
Portfolio Manager

The Real Estate Securities Portfolio seeks above-average income and long-term growth of capital. The Portfolio intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry. Investment risks associated with investing in the Real Estate Securities Portfolio, in addition to other risks, include rental income fluctuations, depreciation, property tax value changes, and differences in real estate market value.

Real Estate Securities Portfolio

How did the Portfolio perform during 2008?

The Portfolio's performance for the period or year ended December 31, 2008, for each class of shares offered was as follows:

Class 1 (since 2/11/08 inception)	-31.97 percent*
Class 2	-36.27 percent*

It was a volatile year for real estate securities. While these stocks remained strong performers relative to the broader equity markets for the first three quarters of 2008, they plunged in the fourth quarter, resulting in a one-year return of -39.83 percent for the portfolio's benchmark, the Dow Jones Wilshire Real Estate Securities Index**. As is the typical pattern in down markets, the Portfolio outperformed the index. The Portfolio's performance compared well versus its peers, resulting in performance in the top quartile of domestic real estate funds.

What influenced the Portfolio's return during the past 12 months?

For most of the year, the largest factor influencing returns was the availability of capital to real estate companies. The year began with sources of debt capital decreasing for real estate, resulting in a short-term decline in the stocks. As capital availability and pricing improved, the stocks bounced back. However, numerous events that influenced the broader financial markets began to weigh on the commercial mortgage debt markets, pressuring stocks after mid-year. The dam appeared to break after Lehman Brothers was forced into bankruptcy in mid-September, resulting in a precipitous decline in real estate investment trust (REIT) stocks. Sources of debt for commercial real estate began to dwindle, and then that market virtually shut down in mid-November. Prices for REITs, at that point, hit their low for the year, before a rally ensued into year-end as the frozen financing markets began to thaw.

Expectations that occupancies and rental rates would decline also put pressure on real estate stocks. For most property types the declines were not evident until later in the year, but weakness in the broader economy caused some declines in stock prices as demand for commercial real estate was expected to diminish.

What other market conditions or events influenced the Portfolio's return during the past 12 months?

Asset pricing overall was negatively impacted by investor expectations for higher returns. The risk of declining cash flow for real estate companies and higher cost of capital made investors nervous. Investors began to require higher current and long-term returns to invest in commercial real estate. As investors demanded higher yields on commercial mortgage-backed securities and senior debt for REITs, valuations of real estate stocks suffered. One positive factor for the group was the decline in the yield on the 10-year Treasury from roughly 4 percent to 2 percent. With this move, yield conscious investors began to seek sources of high current yields, increasing the attraction of REITs.

What strategies and techniques did you employ that specifically affected Portfolio performance?

As it became apparent that the weak financial markets would likely weigh on real estate stocks, the Portfolio was positioned more conservatively. Cash positions in the Portfolio were raised as the year progressed, with the expectation that better buying opportunities would be made available in the future. The volatility in the real estate stocks provided opportunities to trade more aggressively. For example, stock price corrections provided opportunities to be contrarian investors, and we found opportunities in which stock prices overly discounted our operating fundamental views.

What industries or sectors did you emphasize during the last 12 months and what is your outlook going forward?

More defensive property types, such as apartment and health care real estate companies, were added with the expectation that their earnings would be more sustainable in a weakening economy. Exposure to real estate lenders was eliminated and exposure to companies with sizable development pipelines was reduced. At the company level, the Portfolio focused on companies with strong balance sheets and modest debt maturities, reflecting the scarcity of debt capital in the market. Additionally, the Portfolio favored experienced management teams deemed capable of leading their companies through tougher economic scenarios.

The market for real estate securities will continue to be negatively impacted by declining occupancy and rental rate growth. Headline risk will remain high as this weakness becomes more apparent. While commercial mortgage loan delinquencies are expected to increase as the year progresses, signs indicate that the finance markets will become more consistent, albeit at more conservative terms. The financing market visibility should help stabilize real estate valuations. Nonetheless, as these factors merge, volatility will continue to impact this market.

Public real estate companies should be better prepared than many other sectors of the economy to weather the tough economic headwinds, due to the diversity of their portfolios and long-term, predictable cash flow nature of their leases. The average REIT has a fixed charge coverage in excess of two times, allowing REITs to potentially distinguish themselves from their private market peers that have substantially higher debt levels and lower coverage. Additionally, there has been the relative absence of overbuilding due to credit market constraints, diminishing the deleterious effects of oversupply that typically accompanies an economic downturn. Should there be reports of favorable news for real estate and the economy, or if the economic bailout begins to produce results, REITs could rally strongly.

Ten Largest Stock Holdings

Security description	Shares	Market value	% of stock portfolio
Simon Property Group, Inc.	101,200	$5,376,756	8.0%
Public Storage, Inc.	55,800	4,436,100	6.6%
Vornado Realty Trust	65,300	3,940,855	5.9%
Equity Residential	109,400	3,262,308	4.9%
HCP, Inc.	110,800	3,076,916	4.6%
Boston Properties, Inc.	54,721	3,009,655	4.5%
Ventas, Inc.	74,000	2,484,180	3.7%
Essex Property Trust, Inc.	29,000	2,225,750	3.3%
ProLogis, Inc.	151,976	2,110,947	3.1%
AvalonBay Communities, Inc.	33,800	2,047,604	3.1%
		$31,971,071	47.7%

Sector Diversification (shown as a percentage of net assets)***

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Real Estate Securities Portfolio,
Dow Jones Wilshire Real Estate Securities
Index and Consumer Price Index

On the chart above you can see how the Real Estate Securities Portfolio's Class 1 shares total return compared to the Dow Jones Wilshire Real Estate Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on February 11, 2008, inception date of class, through December 31, 2008, assuming reinvestment of distributions, if any.

On the chart above you can see how the Real Estate Securities Portfolio's Class 2 shares total return compared to the Dow Jones Wilshire Associates Real Estate Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 1998, the inception date of the Real Estate Securities Portfolio Class 2 shares, through December 31, 2008, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Dow Jones Wilshire Associates Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITS).

***Composition is as of December 31, 2008.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Advantus Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of the Bond, Money Market, Mortgage Securities, Index 500, International Bond, Index 400 Mid-Cap, and Real Estate Securities Portfolios (the Portfolios) of Advantus Series Fund, Inc. as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond, Money Market, Mortgage Securities, Index 500, International Bond, Index 400 Mid-Cap, and Real Estate Securities Portfolios of Advantus Series Fund, Inc. as of December 31, 2008, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

  KPMG LLP

Minneapolis Minnesota
February 27, 2009

Bond Portfolio
Investments in Securities

December 31, 2008

(Percentages of each investment category relate to total net assets.)

Principal		Coupon	Maturity	Fair Value(a)
Long-Term Debt Securities (95.2%)
U.S. Government and Agency Obligations (52.8%)
Federal Home Loan Mortgage Corporation (FHLMC) (14.8%)
$3,475,000		3.250%	02/25/11	$3,613,548
1,124,624		3.500%	02/15/30	1,108,212
3,875,000		3.750%	06/28/13	4,126,491
3,000,000		4.875%	11/15/13	3,347,202
1,196,122	(k)	5.000%	04/01/35	1,224,020
738,579		5.000%	08/01/35	755,805
2,825,851		5.000%	11/01/35	2,891,761
1,035,000	(h)	5.000%	01/01/36	1,057,641
473,659	(k)	5.500%	12/01/17	490,284
916,465	(k)	5.500%	06/01/20	945,955
1,511,515		5.500%	10/01/20	1,560,154
3,812,921	(k)	5.500%	05/01/34	3,926,428
2,023,902	(k)	5.500%	10/01/34	2,079,186
1,865,000	(h)	5.500%	12/01/34	1,908,712
1,787,567		5.500%	07/01/35	1,832,053
1,601,975	(k)	5.500%	07/01/35	1,641,842
3,047,042	(k)	5.500%	10/01/35	3,129,109
4,000,000		5.500%	12/01/38	4,098,295
665,000	(h)	6.000%	01/01/24	688,275
2,553,330	(k)	6.000%	11/01/33	2,638,815
296,745	(k)	6.500%	09/01/32	311,944
2,249,313		6.500%	06/01/36	2,339,637
1,255,000	(h)	6.500%	01/01/38	1,303,240
2,413,928	(k)	7.000%	12/01/37	2,506,231
				49,524,840
Federal National Mortgage Association (FNMA) (27.3%)
3,875,000		3.875%	07/12/13	4,112,138
500,000	(i)	4.250%	05/15/09	507,003
1,125,000		4.750%	12/15/10	1,202,749
193,984		5.000%	05/01/18	201,056
403,598		5.000%	06/01/18	417,790
839,562		5.000%	07/01/18	870,179
675,769		5.000%	11/01/33	691,742
315,070		5.000%	05/01/34	322,320
2,082,580	(k)	5.000%	08/01/35	2,129,202
2,958,913		5.000%	10/01/35	3,025,153
1,009,909		5.000%	04/01/38	1,032,201
10,005,000	(h)	5.000%	01/01/39	10,214,485
729,470		5.500%	01/01/17	756,591
126,724		5.500%	09/01/17	131,239
555,266		5.500%	02/01/18	575,232
1,056,134		5.500%	03/01/18	1,093,420
2,795,491	(k)	5.500%	04/01/33	2,881,036
1,102,756		5.500%	05/01/33	1,136,687
750,925	(k)	5.500%	12/01/33	773,159
1,293,110		5.500%	01/01/34	1,328,725
1,291,732	(k)	5.500%	01/01/34	1,327,309

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Fair Value(a)
U.S. Government and Agency Obligations—continued
$874,202		5.500%	02/01/34	$900,034
2,420,725		5.500%	03/01/34	2,493,245
4,927,449		5.500%	04/01/34	5,070,326
314,549		5.500%	09/01/34	323,614
575,000	(h)	5.500%	01/01/35	589,375
1,222,450	(k)	5.500%	02/01/35	1,255,356
2,452,303		5.500%	04/01/35	2,516,780
2,070,778	(k)	5.500%	08/01/35	2,130,078
1,668,823		5.500%	10/01/35	1,718,694
1,455,851		5.500%	11/01/35	1,494,129
685,546	(k)	6.000%	09/01/17	712,523
820,989		6.000%	10/01/32	852,532
1,016,426	(k)	6.000%	10/01/32	1,055,466
1,249,941		6.000%	11/01/32	1,297,848
1,482,262		6.000%	03/01/33	1,538,575
211,070		6.000%	04/01/33	217,972
938,591		6.000%	12/01/33	969,282
1,795,000	(h)	6.000%	01/01/35	1,847,728
1,987,285		6.000%	12/01/35	2,048,541
931,205		6.000%	01/01/36	959,908
785,926		6.000%	07/01/37	809,984
1,505,288		6.000%	09/01/37	1,551,367
2,541,081		6.000%	07/01/38	2,618,612
1,282,235		6.000%	10/01/38	1,321,558
1,453,826		6.000%	12/01/38	1,498,330
650,000	(h)	6.500%	06/01/26	674,985
453,506		6.500%	12/01/31	477,294
132,481	(k)	6.500%	02/01/32	139,427
707,305		6.500%	04/01/32	741,126
262,547		6.500%	05/01/32	276,300
562,358		6.500%	07/01/32	591,968
761,211		6.500%	08/01/32	801,291
564,534		6.500%	09/01/32	594,008
2,005,489	(k)	6.500%	09/01/32	2,106,383
595,124		6.500%	10/01/32	626,494
866,144	(k)	6.500%	08/01/37	900,605
6,057,440		6.500%	10/01/37	6,298,450
1,743,060		6.500%	11/01/37	1,812,412
409,564		7.000%	07/01/31	434,635
632,758		7.000%	09/01/31	671,127
648,798		7.000%	11/01/31	689,484
180,221		7.000%	02/01/32	191,255
94,748		7.000%	03/01/32	100,551
381,849		7.000%	07/01/32	404,944
402,923		7.500%	04/01/31	428,416
149,095		7.500%	05/01/31	158,514
				91,640,942

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Fair Value(a)
U.S. Government and Agency Obligations—continued
Government National Mortgage Association (GNMA) (2.1%)
$25,885,849	(c) (f)	0.997%	06/17/45	$1,176,098
453,790		5.500%	12/15/34	468,714
5,110,000	(h)	5.500%	01/01/35	5,261,706
22,509		8.500%	10/15/22	24,049
				6,930,567
U.S. Treasury (8.6%)
4,410,000	U.S. Treasury Bond	4.375%	02/15/38	5,906,644
9,925,000	U.S. Treasury Bond (i)	5.375%	02/15/31	13,637,565
1,238,548	U.S. Treasury Inflation-Indexed Notes (g)	1.875%	07/15/13	1,166,074
7,165,000	U.S. Treasury Notes	3.750%	11/15/18	8,110,995
				28,821,278
	Total U.S. government and agency obligations (cost: $170,010,422)			176,917,627
Corporate Obligations (42.4%)
Communication Services (.9%)
Broadcasting (.7%)
2,500,000	COX Communications, Inc.	7.125%	10/01/12	2,392,542
Telecommunication (.2%)
1,565,000	Nextel Communications, Inc.	6.875%	10/31/13	665,125
Consumer Staples (2.5%)
Beverage (.8%)
2,455,000	Bottling Group, LLC	6.950%	03/15/14	2,665,651
Retail (.1%)
495,000	Safeway, Inc.	6.250%	03/15/14	497,567
Tobacco (1.6%)
1,975,000	Altria Group, Inc.	8.500%	11/10/13	2,045,595
2,940,000	Altria Group, Inc.	9.950%	11/10/38	3,201,104
				5,246,699
Energy (1.3%)
Pipelines (1.3%)
785,000	El Paso Corporation (d)	7.250%	06/01/18	623,033
2,950,000	Energy Transfer Partners, LP	9.700%	03/15/19	3,039,712
660,000	Magellan Midstream Partners, LP (d)	6.400%	07/15/18	558,479
				4,221,224
Financial (34.4%)
Asset-Backed Securities (7.3%)
511,193	ABFS Mortgage Loan Trust (d) (l)	7.423%	12/15/33	295,349
1,750,000	American Express Credit Account Master Trust - 144A Issue (c) (d)	1.475%	12/15/13	870,968
662,551	Associates Manufactured Housing Pass-Through Certificates	7.725%	06/15/28	628,330
1,380,000	Capital Auto Receivables Asset Trust - 144A Issue (d)	7.160%	01/15/13	1,203,094
1,270,000	Capital Auto Receivables Asset Trust - 144A Issue (e)	8.300%	02/18/14	861,991
2,230,000	Centex Home Equity (l)	5.048%	06/25/35	1,656,059

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Fair Value(a)
Financial—continued
$2,650,000	Citibank Credit Card Issuance Trust (d)	5.500%	03/24/17	$1,186,101
531,505	Conseco Financial Corporation	6.400%	10/15/18	475,912
398,676	Conseco Financial Corporation	7.350%	05/15/27	360,635
1,755,000	Countryplace Manufactured Housing Contract - 144A Issue (c) (d) (m)	5.200%	12/15/35	702,000
3,045,578	Countrywide Asset-Backed Certificates (c)	5.934%	05/25/37	830,383
1,165,000	Countrywide Asset-Backed Certificates (c)	5.962%	03/25/34	274,916
532,559	Credit-Based Asset Servicing and Securitization, LLC - 144A Issue (e) (l)	6.240%	10/25/36	289,880
935,000	Credit-Based Asset Servicing and Securitization, LLC - 144A Issue (e) (l)	6.250%	10/25/36	606,271
2,225,000	Discover Card Master Trust	5.650%	03/16/20	1,684,892
2,275,000	Flagstar Home Equity Loan Trust - 144A Issue (e) (l)	5.997%	01/25/35	767,675
435,000	Ford Credit Auto Owner Trust - 144A Issue (d)	7.050%	12/15/13	268,426
780,000	Ford Credit Auto Owner Trust - 144A Issue (d)	7.120%	02/15/13	502,920
3,095,000	GMAC Mortgage Corporation Loan Trust (c) (k)	5.952%	08/25/37	721,643
2,000,000	GMAC Mortgage Corporation Loan Trust (l) (k)	6.088%	10/25/36	326,004
345,155	JPMorgan Auto Receivables Trust - 144A Issue (d)	7.090%	02/15/14	239,286
3,297,000	JPMorgan Mortgage Acquisition Corporation (l)	6.337%	08/25/36	1,057,285
3,340,196	Lehman XS Trust (l)	5.690%	12/25/35	2,312,899
2,300,000	MBNA Credit Card Master Note Trust (c)	1.295%	12/15/11	2,234,345
295,277	National Collegiate Trust (m)	7.240%	09/20/14	103,306
265,241	Oakwood Mortgage Investors, Inc. (d)	8.100%	08/15/26	251,269
440,000	Origen Manufactured Housing	5.605%	05/15/22	359,493
1,500,000	Origen Manufactured Housing	5.700%	01/15/35	1,058,157
718,196	Origen Manufactured Housing (c)	5.730%	11/15/35	511,331
725,000	Origen Manufactured Housing (c)	5.860%	06/15/36	494,393
74,773	Residential Funding Mortgage Securities II, Inc. (l)	5.090%	07/25/33	66,322
515,000	USAA Auto Owner Trust	5.040%	12/15/11	502,303
927,271	Vanderbilt Mortgage Finance (c)	2.926%	03/07/28	827,881
				24,531,719
Banks (1.3%)
1,420,000	Bank of America NA	1.700%	12/23/10	1,424,210
570,000	KeyCorp	6.500%	05/14/13	525,476
2,885,000	National City Corporation	4.000%	02/01/11	2,571,256
				4,520,942
Collateralized Mortgage Obligations/Mortgage Revenue Bonds (3.5%)
2,338,192	Banc of America Alternative Loan Trust (c)	5.669%	11/25/35	268,992
2,286,965	Banc of America Alternative Loan Trust (c)	5.806%	01/25/36	160,192
1,828,402	Banc of America Alternative Loan Trust (c)	6.223%	05/25/46	358,467
752,889	Banc of America Alternative Loan Trust (c) (d)	6.267%	11/25/46	24,267
445,171	Banc of America Mortgage Securities, Inc.	5.750%	08/25/34	349,549
1,565,447	Banc of America Mortgage Securities, Inc.	6.000%	03/25/37	143,706
57,000	Banco Hipotecario Nacional - 144A Issue (b) (d) (j)	7.916%	07/25/09	285
102,881	BlackRock Capital Finance, LP - 144A Issue (e)	7.750%	09/25/26	38,580
722,353	CitiMortgage Alternative Loan Trust (c) (d)	6.237%	07/25/37	40,995
1,942,982	CitiMortgage Alternative Loan Trust	6.250%	07/25/37	949,026
1,056,883	Global Mortgage Securitization, Ltd. (b) (k)	5.250%	04/25/32	880,669

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Fair Value(a)
Financial—continued
$1,993,085	Global Mortgage Securitization, Ltd. - 144A Issue (b) (d)	5.250%	11/25/32	$1,595,895
2,236,421	JPMorgan Mortgage Trust (c)	5.138%	11/25/33	881,350
2,801,622	JPMorgan Mortgage Trust (c)	5.672%	09/25/35	535,455
1,959,653	JPMorgan Mortgage Trust (c)	5.688%	04/25/37	1,466,208
2,712,740	Lehman Mortgage Trust (c) (d)	6.881%	09/25/36	205,707
1,632,146	MASTR Asset Securitization Trust	5.500%	11/25/33	1,428,127
173,602	Mellon Residential Funding Corporation	6.750%	06/25/28	177,767
2,106,536	Residential Accredit Loans, Inc.	5.750%	05/25/33	1,560,825
834,346	Structured Asset Securities Corporation (l)	5.630%	05/25/34	561,152
4,042,078	Wells Fargo Alternative Loan Trust (c)	6.175%	07/25/37	226,921
				11,854,135
Commercial Mortgage-Backed Securities (6.0%)
401,849	Asset Securitization Corporation (c) (f)	2.172%	08/13/29	74,145
2,445,000	Asset Securitization Corporation (c)	7.424%	02/14/43	984,211
6,687,847	Asset Securitization Corporation - 144A Issue (c) (e) (f)	1.681%	10/13/26	149,964
2,362,327	Banc of America Commercial Mortgage, Inc.	3.878%	09/11/36	2,255,186
1,650,000	Banc of America Commercial Mortgage, Inc. - 144A Issue (e)	6.200%	07/11/43	845,551
1,555,000	Bear Stearns Commercial Mortgage Securities, Inc. - 144A Issue (e)	5.064%	05/14/16	1,557,179
3,867,200	Bear Stearns Commercial Mortgage Securities, Inc. - 144A Issue (e)	6.000%	07/15/31	1,622,039
1,460,000	Bear Stearns Commercial Mortgage Securities, Inc. - 144A Issue (c) (e)	7.127%	10/15/36	640,220
1,495,415	Chase Commercial Mortgage Securities Corporation	7.198%	01/15/32	1,490,377
3,605,000	Citigroup/Deutsche Bank Commercial Mortgage Trust - 144A Issue (c) (d)	5.618%	01/15/46	1,354,975
2,640,000	Citigroup/Deutsche Bank Commercial Mortgage Trust - 144A Issue (d) (m)	5.883%	12/11/49	935,064
475,000	Commercial Mortgage Asset Trust	6.000%	11/17/32	215,567
540,000	Commercial Mortgage Pass-Through Certificates - 144A Issue (c) (e)	5.570%	02/05/19	207,053
719,343	FFCA Secured Lending Corporation - 144A Issue (e) (k)	6.940%	09/18/25	704,521
865,000	GE Capital Commercial Mortgage Corporation - 144A Issue (e)	6.039%	08/11/36	462,004
1,115,000	GE Capital Commercial Mortgage Corporation - 144A Issue (e) (k)	6.314%	08/11/36	512,383
1,352,000	GMAC Commercial Mortgage Securities, Inc. - 144A Issue (c) (e) (k)	5.310%	05/10/36	479,862
1,400,000	GS Mortgage Securities Corporation II - 144A Issue (e)	6.733%	02/14/16	1,449,634
2,348,529	Hometown Commercial Mortgage - 144A Issue (d)	5.506%	11/11/38	858,932
2,319,359	Hometown Commercial Mortgage - 144A Issue (d) (m)	6.057%	04/11/17	1,049,510
725,000	JPMorgan Chase Commercial Mortgage Securities Corporation	3.837%	01/12/39	674,130

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Fair Value(a)
Financial—continued
$21,429,843	Multi Security Asset Trust - 144A Issue (c) (d) (f)	1.067%	11/28/35	$250,000
1,540,000	Multi Security Asset Trust - 144A Issue (c) (d)	5.880%	11/28/35	129,350
2,515,000	Timberstar Trust - 144A Issue (e) (m)	6.208%	10/15/36	896,723
840,000	Wachovia Bank Commercial Mortgage Trust - 144A
	Issue (e)	4.942%	11/15/34	252,793
				20,051,373
Equipment Finance (.5%)
1,745,000	John Deere Capital Corporation	2.875%	06/19/12	1,794,717
Finance — Diversified (7.0%)
3,350,000	Allied Capital Corporation (d)	6.625%	07/15/11	2,582,110
750,000	Capmark Financial Group, Inc. (d)	5.875%	05/10/12	255,743
1,050,000	Capmark Financial Group, Inc. (d)	6.300%	05/10/17	288,820
2,700,000	Citigroup, Inc. (c)	8.400%	04/29/49	1,782,783
455,000	General Electric Capital Corporation	3.000%	12/09/11	470,402
2,400,000	HSBC Finance Corporation	5.700%	06/01/11	2,340,449
5,220,000	HSBC USA, Inc.	3.125%	12/16/11	5,421,001
1,210,000	International Lease Finance Corporation	5.625%	09/20/13	808,007
295,000	International Lease Finance Corporation	6.375%	03/25/13	200,392
1,470,000	Janus Capital Group, Inc. (d)	6.250%	06/15/12	1,177,053
425,000	Janus Capital Group, Inc. (d)	6.700%	06/15/17	316,779
3,825,000	Kinder Morgan Energy Partners, LP	9.000%	02/01/19	3,990,756
2,858,000	OneBeacon US Holdings, Inc. (d)	5.875%	05/15/13	2,080,021
1,740,000	Sovereign Bank	2.750%	01/17/12	1,784,998
				23,499,314
Insurance (2.2%)
2,885,000	Chubb Corporation (c)	6.375%	03/29/67	1,789,254
1,945,000	Liberty Mutual Group, Inc. - 144A Issue (d)	7.800%	03/15/37	872,823
2,800,000	StanCorp Financial Group, Inc. (d)	6.875%	10/01/12	2,532,841
1,000,000	StanCorp Financial Group, Inc. (c) (d)	6.900%	05/29/67	545,421
1,400,000	Symetra Financial Corporation - 144A Issue (d)	6.125%	04/01/16	1,152,655
1,050,000	Symetra Financial Corporation - 144A Issue (c) (d)	8.300%	10/15/37	525,000
				7,417,994
Investment Bankers/Brokers (4.6%)
2,175,000	American Capital, Ltd. (d)	6.850%	08/01/12	910,509
610,000	Goldman Sachs Capital I	6.345%	02/15/34	442,649
2,250,000	Jefferies Group, Inc. (d)	6.250%	01/15/36	1,335,823
5,465,000	JPMorgan Chase & Company	2.625%	12/01/10	5,574,721
1,955,000	JPMorgan Chase & Company (c)	7.900%	04/29/49	1,626,228
2,120,000	Lazard Group, LLC (d)	6.850%	06/15/17	1,349,615
1,980,000	Morgan Stanley	5.300%	03/01/13	1,795,644
1,965,000	Schwab Capital Trust I (c) (d)	7.500%	11/15/37	982,716
1,890,000	The Goldman Sachs Group, Inc.	6.750%	10/01/37	1,534,431
				15,552,336
Non-Agency Commercial Mortgage-Backed Securities (.6%)
1,810,000	PNC Funding Corporation	2.300%	06/22/12	1,828,080

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Fair Value(a)
Financial—continued
Real Estate Investment Trust — Health Care (.4%)
$1,985,000	Healthcare Realty Trust, Inc. (d)	5.125%	04/01/14	$1,195,941
Real Estate Investment Trust — Office Property (.3%)
1,655,000	Highwoods Realty, Inc. (d)	5.850%	03/15/17	1,023,773
Real Estate Investment Trust — Shopping Retail (.2%)
1,315,000	Realty Income Corporation (d)	6.750%	08/15/19	761,010
Special Services (.4%)
1,600,000	ERAC USA Finance Company - 144A Issue (d)	5.900%	11/15/15	1,162,045
Health Care (1.0%)
Biotechnology (.1%)
425,000	Amgen, Inc.	6.900%	06/01/38	485,276
Managed Care (.5%)
1,950,000	Humana, Inc.	8.150%	06/15/38	1,506,666
Medical Products/Supplies (.4%)
1,255,000	Laboratory Corporation of America Holdings (d)	5.500%	02/01/13	1,204,206
Residential Whole Loans (.3%)
Real Estate Investment Trust — Apartments (.3%)
1,300,000	ERP Operating, LP	5.375%	08/01/16	916,113
Technology (1.3%)
Computer Services & Software (1.3%)
1,485,000	Fiserv, Inc. (d)	6.125%	11/20/12	1,395,209
1,755,000	Intuit, Inc. (d)	5.750%	03/15/17	1,297,817
1,665,000	Thomson Reuters Corporation (b)	6.500%	07/15/18	1,514,056
				4,207,082
Utilities (.8%)
Electric Companies (.8%)
1,125,000	Bruce Mansfield Unit (d)	6.850%	06/01/34	1,148,694
525,000	Pennsylvania Electric Company (d)	5.125%	04/01/14	477,043
1,110,000	TransAlta Corporation (b) (d)	6.650%	05/15/18	985,663
				2,611,400
	Total corporate obligations (cost: $216,753,442)			141,812,930
	Total long-term debt securities (cost: $386,763,864)			318,730,557

Shares
Preferred Stocks (.6%)
Financial (.6%)
Real Estate Investment Trust — Diversified (.4%)
70,000	PS Business Parks, Inc.	1,172,500
Real Estate Investment Trust — Self Storage (.2%)
41,696	Public Storage, Inc.	718,005
	Total preferred stocks (cost: $2,792,400)	1,890,505

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Shares		Fair Value(a)
Short-Term Securities (11.5%)
Investment Companies (11.5%)
14,485,048	Dreyfus Treasury Cash Management Fund, current rate 0.200%	$14,485,048
24,146,592	SEI Daily Income Trust Treasury Fund - Class A, current rate 0.040%	24,146,592
	Total investment companies (cost: $38,631,640)	38,631,640
	Total short-term securities (cost: $38,631,640)	38,631,640
	Total investments in securities (cost: $428,187,904) (n)	$359,252,702
	Liabilities in excess of cash and other assets (-7.3%)	(24,356,402)
	Total net assets (100%)	$334,896,300

Investments in Securities Legend

(a)  Securities are valued by procedures described in note 2 of the Notes to Financial Statements.

(b)  The Portfolio held 1.5% of net assets in foreign securities at December 31, 2008.

(c)  Variable rate security.

(d)  Represents ownership in an illiquid security. (See note 5 of the Notes to Investments in Securities.) Information concerning the illiquid securities held at December 31, 2008, which includes cost and acquisition date, is as follows:

Security:	Acquisition Date	Acquisition Cost
ABFS Mortgage Loan Trust	09/19/05	$519,817
Allied Capital Corporation	07/20/06	3,349,665
American Capital, Ltd	07/12/07	2,174,087
American Express Credit Account Master Trust - 144A Issue*	08/20/07	1,671,250
Banc of America Alternative Loan Trust	11/01/06	694,532
Banco Hipotecario Nacional - 144A Issue*	01/08/01	69,485
Bruce Mansfield Unit	07/10/07	1,125,000
Capital Auto Receivables Asset Trust - 144A Issue*	07/27/06	1,382,857
Capmark Financial Group, Inc.	05/03/07	1,048,310
Capmark Financial Group, Inc.	Various	684,365
Citibank Credit Card Issuance Trust	03/24/05	2,649,841
Citigroup/Deutsche Bank Commercial Mortgage Trust - 144A Issue*	02/28/06	3,562,569
Citigroup/Deutsche Bank Commercial Mortgage Trust - 144A Issue*	03/14/07	2,625,084
CitiMortgage Alternative Loan Trust	07/30/07	485,753
Countryplace Manufactured Housing Contract - 144A Issue*	06/29/05	1,754,843
El Paso Corporation	05/22/08	785,000
ERAC USA Finance Company - 144A Issue*	11/07/05	1,595,104
Fiserv, Inc.	11/15/07	1,484,302
Ford Credit Auto Owner Trust - 144A Issue*	08/22/06	779,930
Ford Credit Auto Owner Trust - 144A Issue*	06/19/07	434,917
Global Mortgage Securitization, Ltd. - 144A Issue*	11/24/04	1,976,050
Healthcare Realty Trust, Inc.	Various	1,938,710
Highwoods Realty, Inc.	03/19/07	1,649,952
Hometown Commercial Mortgage - 144A Issue*	11/28/06	2,371,979
Hometown Commercial Mortgage - 144A Issue*	06/07/07	2,316,358
Intuit, Inc.	03/07/07	1,747,208
Janus Capital Group, Inc.	06/07/07	1,467,942
Janus Capital Group, Inc.	03/25/08	411,553
Jefferies Group, Inc.	Various	2,228,196
JPMorgan Auto Receivables Trust - 144A Issue*	11/07/07	335,446
Laboratory Corporation of America Holdings	07/27/06	1,197,107

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Security:	Acquisition Date	Acquisition Cost
Lazard Group, LLC	Various	$2,116,862
Lehman Mortgage Trust	03/15/07	2,807,262
Liberty Mutual Group, Inc. - 144A Issue*	Various	1,956,829
Magellan Midstream Partners, LP	07/09/08	659,947
Multi Security Asset Trust - 144A Issue*	02/24/05	870,052
Multi Security Asset Trust - 144A Issue*	02/24/05	1,521,239
Oakwood Mortgage Investors, Inc.†	03/25/03	277,999
OneBeacon US Holdings, Inc.	Various	2,846,601
Pennsylvania Electric Company	03/29/04	524,144
Realty Income Corporation	08/30/07	1,312,725
Schwab Capital Trust I	Various	1,819,372
StanCorp Financial Group, Inc.	05/23/07	998,070
StanCorp Financial Group, Inc.	Various	2,789,447
Symetra Financial Corporation - 144A Issue*	03/23/06	1,396,332
Symetra Financial Corporation - 144A Issue*	10/04/07	1,048,572
TransAlta Corporation	05/06/08	1,106,936
		$70,569,601

*  A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.

†  Represents a private placement security.

(e)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.

(f)  Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.

(g)  U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(h)  At December 31, 2008 the total cost of investments issued on a when-issued or forward commitment basis was $23,323,110.

(i)  Fully or partially pledged as initial margin deposits on open futures contracts.

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Holdings of Open Futures Contracts

On December 31, 2008, securities with an aggregate market value of $955,227 have been segregated to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation	Unrealized Depreciation
U.S. 2-Year Treasury Notes	March 2009	57	Long	$130,708	$—
U.S. 5-Year Treasury Notes	March 2009	15	Long	49,631	—
U.S. 10-Year Treasury Notes	March 2009	132	Long	900,818	—
U.S. 30-Year Treasury Bonds	March 2009	94	Short	—	1,138,634
		298		$1,081,157	$1,138,634

(j)  Security is in default with respect to interest payments. Income is not being accrued on this security and any payments received are treated as a reduction of principal.

(k)  Security pledged as collateral for when-issued purchase commitment outstanding as of December 31, 2008.

(l)  Represents a security that remains at a specified coupon until a predetermined date, at which time the next stated rate becomes the effective rate.

(m)  This security is being fair-valued according to procedures approved by the Board of Directors.

(n)  At December 31, 2008 the cost of securities for federal income tax purposes was $428,387,873. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$8,952,261
Gross unrealized depreciation	(78,087,432)
Net unrealized depreciation	$(69,135,171)

See accompanying notes to financial statements.

Money Market Portfolio
Investments in Securities

December 31, 2008

(Percentages of each investment category relate to total net assets.)

Principal		Rate	Maturity	Fair Value(a)
Commercial Paper (42.5%)
Basic Materials (2.8%)
Electrical Equipment (2.8%)
$3,000,000	Emerson Electric Company (c)	2.480%	01/29/09	$2,997,667
1,250,000	Emerson Electric Company (c)	2.610%	02/25/09	1,247,899
				4,245,566
Capital Goods (6.0%)
Machinery (2.0%)
3,000,000	Deere & Company (c)	1.910%	03/05/09	2,996,850
Manufacturing (1.0%)
1,500,000	Illinois Tool Works, Inc.	1.900%	02/05/09	1,498,323
Office Equipment (3.0%)
1,450,000	Pitney Bowes, Inc. (c)	2.400%	02/03/09	1,448,272
3,000,000	Pitney Bowes, Inc. (c)	3.660%	01/06/09	2,999,062
				4,447,334
Communication Services (2.7%)
Telephone (2.7%)
2,000,000	AT&T, Inc. (c)	3.570%	01/12/09	1,998,717
2,000,000	AT&T, Inc. (c)	3.740%	01/28/09	1,996,850
				3,995,567
Consumer Cyclical (3.9%)
Household Products (2.7%)
1,000,000	Procter & Gamble Company (c)	1.770%	01/26/09	999,236
3,000,000	Procter & Gamble Company (c)	1.920%	01/27/09	2,997,400
				3,996,636
Special Services (1.2%)
1,750,000	Societe Generale North America, Inc. (e)	2.910%	01/05/09	1,749,448
Consumer Staples (2.5%)
Beverage (1.3%)
1,000,000	The Coca-Cola Company (c)	2.220%	01/26/09	998,993
1,000,000	The Coca-Cola Company (c)	2.590%	02/10/09	998,611
				1,997,604
Food (1.2%)
1,800,000	Nestle Capital Corporation (c)	4.300%	01/13/09	1,798,860
Financial (12.3%)
Auto Finance (.9%)
1,350,000	American Honda Finance Corporation	3.440%	01/23/09	1,347,608
Banks (4.8%)
2,205,000	American Express Centurion Bank (b)	0.568%	09/22/09	2,099,735
1,805,000	American Express Centurion Bank (b)	0.944%	04/17/09	1,779,873
2,025,000	Bank of America Corporation (b)	2.181%	02/27/09	2,024,212
1,250,000	Fleet National Bank	5.750%	01/15/09	1,251,286
				7,155,106

See accompanying notes to financial statements.

Money Market Portfolio
Investments in Securities – continued

Principal		Rate	Maturity	Fair Value(a)
Financial—continued
Investment Bankers/Brokers (6.6%)
$4,125,000	Goldman Sachs Group, Inc. (b)	1.588%	06/23/09	$4,041,218
1,472,000	JPMorgan Chase & Company (b)	1.516%	06/26/09	1,462,114
630,000	JPMorgan Chase & Company (b)	2.222%	06/05/09	627,099
3,700,000	Morgan Stanley (b)	2.556%	05/07/09	3,643,465
				9,773,896
Health Care (3.9%)
Chemicals (2.7%)
1,500,000	Pfizer, Inc. (c)	2.310%	03/17/09	1,496,250
2,500,000	Pfizer, Inc. (c)	3.920%	01/09/09	2,498,972
				3,995,222
Medical Products/Supplies (1.2%)
750,000	Medtronic, Inc. (c)	1.910%	02/02/09	749,200
1,000,000	Medtronic, Inc. (c)	2.160%	03/09/09	997,301
				1,746,501
Manufacturing (2.7%)
Manufacturing (2.7%)
3,850,000	3M Company - 144A Issue (d)	7.139%	12/14/09	4,012,962
Technology (4.0%)
Aerospace/Defense (1.3%)
2,000,000	Honeywell International, Inc. (c)	2.540%	03/02/09	1,996,667
Computer Hardware (2.7%)
3,000,000	Hewlett-Packard Company (c)	2.740%	01/08/09	2,998,396
1,000,000	Hewlett-Packard Company (c)	2.880%	02/02/09	998,044
				3,996,440
Utilities (1.7%)
Electric Companies (1.7%)
2,590,000	Florida Power & Light Company	5.875%	04/01/09	2,608,442
	Total commercial paper (cost: $63,359,032)			63,359,032
U.S. Government Obligations (48.1%)
Discount Note (48.1%)
2,000,000	Federal Home Loan Bank	0.150%	03/09/09	1,999,553
4,000,000	Federal Home Loan Bank	0.170%	03/18/09	3,998,480
2,000,000	Federal Home Loan Bank	0.200%	03/06/09	1,999,289
2,000,000	Federal Home Loan Bank	0.820%	02/06/09	1,998,300
2,000,000	Federal Home Loan Bank	0.870%	03/04/09	1,997,072
3,000,000	Federal Home Loan Bank	0.880%	03/03/09	2,995,679
3,000,000	Federal Home Loan Bank	0.960%	02/26/09	2,996,267
2,000,000	Federal Home Loan Bank	1.050%	03/30/09	1,995,844
3,000,000	Federal Home Loan Bank	2.010%	01/16/09	2,997,812
3,000,000	Federal Home Loan Bank	2.070%	02/13/09	2,994,088
2,000,000	Federal Home Loan Bank	2.190%	01/14/09	1,998,267
2,000,000	Federal Home Loan Bank	2.350%	01/30/09	1,996,133
3,000,000	Federal Home Loan Bank	2.560%	02/09/09	2,991,615

See accompanying notes to financial statements.

Money Market Portfolio
Investments in Securities – continued

Principal		Rate	Maturity	Fair Value(a)
Discount Note—continued
$1,500,000	Federal Home Loan Bank	2.580%	01/02/09	$1,499,900
3,500,000	Federal Home Loan Bank	2.800%	01/21/09	3,495,333
3,000,000	Federal Home Loan Mortgage Corporation	0.290%	04/08/09	2,997,979
1,500,000	Federal Home Loan Mortgage Corporation	0.780%	03/13/09	1,497,929
2,500,000	Federal Home Loan Mortgage Corporation	0.920%	04/17/09	2,492,639
3,000,000	Federal Home Loan Mortgage Corporation	1.180%	03/19/09	2,992,621
1,500,000	Federal Home Loan Mortgage Corporation	1.220%	03/25/09	1,496,542
3,000,000	Federal Home Loan Mortgage Corporation	2.030%	01/20/09	2,997,150
2,500,000	Federal Home Loan Mortgage Corporation	2.330%	02/12/09	2,494,021
1,500,000	Federal National Mortgage Association	0.190%	04/06/09	1,499,169
2,350,000	Federal National Mortgage Association	0.680%	03/16/09	2,347,585
2,000,000	Federal National Mortgage Association	0.840%	03/31/09	1,995,797
2,500,000	Federal National Mortgage Association	0.860%	04/03/09	2,494,250
250,000	Federal National Mortgage Association	0.950%	02/04/09	249,752
1,500,000	Federal National Mortgage Association	1.050%	02/20/09	1,497,750
2,500,000	Federal National Mortgage Association	1.570%	02/23/09	2,496,504
2,000,000	Federal National Mortgage Association	2.670%	02/24/09	1,993,850
2,200,000	Federal National Mortgage Association	2.680%	01/07/09	2,199,028
	Total U.S. government obligations (cost: $71,696,198)			71,696,198
Other Short-Term Investments (7.8%)
Asset-Backed Securities (7.8%)
363,234	AmeriCredit Automobile Receivable Trust	2.694%	06/12/09	363,190
1,877,751	Bank of America Auto Trust - 144A Issue (d)	2.954%	09/20/09	1,877,751
238,383	Capital Auto Receivables Asset Trust - 144A Issue (d)	2.783%	05/15/09	238,383
491,844	CarMax Auto Owner Trust	2.922%	07/15/09	491,844
368,408	Ford Credit Auto Owners Trust	2.776%	06/15/09	367,526
769,172	Honda Auto Recievables	2.916%	02/18/09	768,975
821,083	Hyundai Auto Receivables Trust	2.849%	07/15/09	821,083
933,137	Merrill Auto Trust	2.916%	08/17/09	933,137
2,335,000	Nissan Auto Receivables Owner Trust	3.037%	12/15/09	2,335,000
3,445,000	Valet 2008	2.358%	01/20/10	3,445,000
22,523	Volkswagen Auto Loan Enhanced Trust	2.840%	05/20/09	22,524
	Total other short-term investments (cost: $11,664,413)			11,664,413

Shares
Investment Companies (1.9%)
900,000	SEI Daily Income Trust Treasury Fund - Class A, current rate 0.040%	900,000
1,949,672	Wells Fargo & Company Treasury Plus Fund, current rate 0.050%	1,949,672
	Total investment companies (cost: $2,849,672)	2,849,672
	Total investments in securities (cost: $149,569,315) (f)	$149,569,315
	Liabilities in excess of cash and other assets (-.3%)	(480,347)
	Total net assets (100%)	$149,088,966

See accompanying notes to financial statements.

Money Market Portfolio
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued by procedures described in note 2 of the Notes to Financial Statements.

(b)  Variable rate security.

(c)  Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 23.6% of the Portfolio's net assets as of December 31, 2008.

(d)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.

(e)  Represents ownership in an illiquid security. (See note 6 of the Notes to Investments in Securities.) Information concerning the illiquid security held at December 31, 2008, which includes cost and acquisition date, is as follows:

Acquisition Security	Acquisition Date	Cost
Societe Generale North America, Inc.	9/2/08	$1,732,743

(f)  Also represents the cost of securities for federal income tax purposes at December 31, 2008.

See accompanying notes to financial statements.

Mortgage Securities Portfolio
Investments in Securities

December 31, 2008

(Percentages of each investment category relate to total net assets.)

Principal		Coupon	Maturity	Fair Value(a)
Long-Term Debt Securities (98.6%)
Government Obligations (63.3%)
U.S. Government and Agency Obligations (63.3%)
Federal Home Loan Mortgage Corporation (FHLMC) (11.2%)
$1,000,000		5.000%	06/15/31	$1,016,532
1,295,000		5.000%	05/15/35	1,282,065
812,828		5.000%	08/01/35	831,786
1,176,122		5.000%	11/01/35	1,203,554
430,000	(h)	5.000%	01/01/36	439,406
610,976	(k)	5.500%	06/01/20	630,637
534,620		5.500%	10/01/20	551,823
780,000	(h)	5.500%	01/01/24	802,912
545,463		5.500%	05/01/34	561,852
349,195	(k)	5.500%	05/01/34	359,438
2,920,000	(h)	5.500%	12/01/34	2,988,439
75,000	(h)	6.000%	01/01/24	77,625
1,321,777	(k)	6.000%	11/01/33	1,366,030
1,465,000	(h)	6.000%	01/01/39	1,508,950
649,962		6.250%	12/15/23	679,219
342,456		6.500%	11/01/32	357,332
135,000	(h)	6.500%	01/01/38	140,189
				14,797,789
Federal National Mortgage Association (FNMA) (46.6%)
371,857		4.500%	02/01/35	377,794
769,365	(c)	4.657%	07/01/35	773,522
911,727		5.000%	05/01/18	944,963
665,165	(k)	5.000%	10/01/20	684,585
2,341,477	(k)	5.000%	11/01/33	2,396,821
4,846,340		5.000%	03/01/34	4,957,861
598,935		5.000%	05/01/34	612,717
2,530,000	(h)	5.000%	01/01/39	2,582,973
607,892		5.500%	01/01/17	630,493
600,288		5.500%	02/01/18	621,872
1,333,370	(k)	5.500%	03/01/18	1,380,443
850,983		5.500%	02/01/24	875,476
1,996,779	(k)	5.500%	04/01/33	2,057,883
715,404		5.500%	05/01/33	736,318
194,180		5.500%	01/01/34	199,528
193,373	(k)	5.500%	01/01/34	198,699
2,984,902		5.500%	03/01/34	3,079,406
1,565,497		5.500%	04/01/34	1,607,636
2,275,854	(k)	5.500%	04/01/34	2,347,357
241,906		5.500%	05/01/34	248,418
3,712,431		5.500%	07/01/34	3,827,166
1,048,495		5.500%	09/01/34	1,078,713
904,139		5.500%	10/01/34	928,476
2,388,000	(h)	5.500%	01/01/35	2,447,700
1,210,117		5.500%	02/01/35	1,243,687
875,654		5.500%	08/01/35	900,729

See accompanying notes to financial statements.

Mortgage Securities Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Fair Value(a)
Government Obligations—continued
$237,004		5.500%	09/01/35	$243,235
266,656		5.500%	10/01/35	274,671
145,264		6.000%	09/01/32	150,899
1,692,394		6.000%	10/01/32	1,757,401
1,255,606		6.000%	11/01/32	1,303,736
1,346,472		6.000%	03/01/33	1,397,672
532,434		6.000%	04/01/33	549,844
445,477		6.000%	12/01/33	460,043
549,161		6.000%	08/01/34	566,689
340,207		6.000%	09/01/34	351,065
154,583		6.000%	11/01/34	159,517
1,857,603		6.000%	12/01/34	1,916,893
1,100,000	(h)	6.000%	01/01/35	1,132,313
366,050		6.000%	11/01/36	377,276
531,656		6.000%	07/01/37	547,931
1,019,744		6.000%	09/01/37	1,050,960
870,960		6.000%	07/01/38	897,535
884,286		6.000%	12/01/38	911,355
715,000	(h)	6.500%	06/01/26	742,483
1,132,805		6.500%	02/01/32	1,192,214
434,223		6.500%	04/01/32	454,985
187,534		6.500%	05/01/32	197,357
1,422,599		6.500%	07/01/32	1,497,434
38,511		6.500%	09/01/32	40,183
95,711		6.500%	09/01/34	99,689
75,688		6.500%	11/01/34	78,834
804,564		6.500%	03/01/35	839,513
357,397		6.500%	02/01/36	371,693
642,849		6.500%	06/01/36	668,463
1,597,516	(k)	6.500%	09/01/37	1,661,077
570,289		7.000%	09/01/31	606,023
63,607		7.000%	11/01/31	67,596
384,951		7.000%	02/01/32	408,520
74,507	(k)	7.000%	07/01/32	79,072
213,474		7.000%	10/01/37	223,761
267,214	(k)	7.000%	10/01/37	280,092
405,000	(h)	7.000%	01/01/39	423,984
135,135		7.500%	04/01/31	143,685
				61,866,929
Government National Mortgage Association (GNMA) (5.1%)
21,405,264	(c) (f)	0.813%	03/16/42	128,040
18,092,082	(c) (f)	0.997%	06/17/45	821,996
5,824,367	(c) (f)	1.337%	07/16/40	176,217
9,243,187	(c) (f)	1.393%	03/16/34	309,243
813,173	(k)	5.000%	05/15/33	837,269
1,708,387		5.500%	12/15/34	1,764,569
2,680,000	(h)	5.500%	01/01/35	2,759,564
				6,796,898

See accompanying notes to financial statements.

Mortgage Securities Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Fair Value(a)
Government Obligations—continued
Other Agency Obligations (.3%)
$400,000	Federal Home Loan Bank (i)	3.625%	12/17/10	$418,315
Vendee Mortgage Trust (.1%)
122,859	Vendee Mortgage Trust	7.793%	02/15/25	129,962
	Total U.S. government and agency obligations (cost: $83,210,678)			84,009,893
Asset-Backed Securities (14.1%)
390,119	ABFS Mortgage Loan Trust (g)	6.990%	12/25/31	202,057
1,040,907	ABFS Mortgage Loan Trust (d) (g)	7.423%	12/15/33	601,399
596,811	Associates Manufactured Housing Pass-Through Certificates	7.900%	03/15/27	603,199
498,809	BankAmerica Manufactured Housing Contract Trust	7.015%	01/10/28	472,722
3,682,682	BankAmerica Manufactured Housing Contract Trust (k)	7.800%	10/10/26	3,690,732
760,000	Capital Auto Receivables Asset Trust - 144A Issue (d)	7.160%	01/15/13	662,573
625,000	Capital Auto Receivables Asset Trust - 144A Issue (e)	8.300%	02/18/14	424,208
350,000	Centex Home Equity (g)	5.048%	06/25/35	259,920
118,957	Conseco Financial Corporation	7.950%	08/15/25	121,984
248,478	Conseco Financial Corporation	8.300%	11/15/19	226,265
289,578	Conseco Financial Corporation	8.400%	06/15/19	302,067
744,605	Conseco Financial Corporation (k)	9.000%	06/15/25	713,560
1,418,442	Conseco Financial Corporation	9.100%	04/15/25	1,361,365
1,080,000	Countryplace Manufactured Housing Contract - 144A Issue (c) (d) (l)	4.800%	12/15/35	721,068
186,332	Countrywide Asset-Backed Certificates (c)	0.581%	07/25/27	175,608
1,470,000	Countrywide Asset-Backed Certificates (g)	6.518%	01/25/29	265,011
1,278,390	Credit-Based Asset Servicing and Securitization, LLC (g)	5.109%	05/25/35	1,249,743
912,958	Credit-Based Asset Servicing and Securitization, LLC - 144A Issue (e) (g)	5.970%	10/25/36	597,336
875,000	Flagstar Home Equity Loan Trust - 144A Issue (e) (g)	5.997%	01/25/35	295,260
220,000	Ford Credit Auto Owner Trust - 144A Issue (d)	7.050%	12/15/13	135,756
425,000	Ford Credit Auto Owner Trust - 144A Issue (d)	7.120%	02/15/13	274,027
1,805,000	JPMorgan Mortgage Acquisition Corporation (g)	6.337%	08/25/36	578,829
254,254	Lehman XS Trust (g)	5.690%	12/25/35	176,057
284,822	Oakwood Mortgage Investors, Inc.	7.375%	08/15/27	267,911
292,133	Oakwood Mortgage Investors, Inc. (d)	8.100%	08/15/26	276,745
500,000	Origen Manufactured Housing	4.750%	08/15/21	439,321
870,000	Origen Manufactured Housing	4.970%	10/15/21	747,739
260,000	Origen Manufactured Housing	5.605%	05/15/22	212,428
500,000	Origen Manufactured Housing	5.910%	01/15/37	346,105
471,257	Residential Asset Mortgage Products, Inc. (c)	5.145%	01/25/35	185,782
429,625	Residential Asset Mortgage Products, Inc. (g)	5.597%	12/25/33	217,691
67,975	Residential Funding Mortgage Securities II, Inc. (g)	5.090%	07/25/33	60,292
1,330,695	Structured Asset Securities Corporation (g)	5.630%	05/25/34	894,979
101,480	Structured Asset Securities Corporation (g)	6.290%	11/25/32	49,793
933,693	Vanderbilt Mortgage Finance	7.955%	12/07/24	899,517
	Total asset-backed securities (cost: $25,882,937)			18,709,049

See accompanying notes to financial statements.

Mortgage Securities Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Fair Value(a)
Other Mortgage-Backed Securities (21.2%)
Collateralized Mortgage Obligations/Mortgage Revenue Bonds (13.3%)
$1,704,097	Banc of America Alternative Loan Trust (c)	5.582%	09/25/35	$221,411
782,540	Banc of America Alternative Loan Trust (c)	5.669%	11/25/35	32,960
1,134,071	Banc of America Alternative Loan Trust (c)	5.806%	01/25/36	64,076
198,724	Banc of America Alternative Loan Trust	6.000%	12/25/34	144,944
1,022,177	Banc of America Alternative Loan Trust (c)	6.223%	05/25/46	120,022
1,683,012	Banc of America Funding Corporation (c) (k)	5.012%	09/20/34	1,009,913
1,355,902	Banc of America Funding Corporation	6.500%	07/20/32	1,153,075
1,140,000	Banc of America Mortgage Securities, Inc.	5.500%	02/25/34	808,454
957,118	Banc of America Mortgage Securities, Inc.	5.750%	08/25/34	751,530
10,000	Banco Hipotecario Nacional - 144A Issue (b) (c) (d) (j)	2.845%	03/25/11	50
425	Banco Hipotecario Nacional - 144A Issue (b) (d) (j)	7.540%	05/31/17	2
50,980	Banco Hipotecario Nacional - 144A Issue (b) (d) (k) (j)	7.916%	07/25/09	255
484,280	Bear Stearns Mortgage Securities, Inc.	8.000%	11/25/29	502,400
981,330	BlackRock Capital Finance, LP - 144A Issue (e)	7.750%	09/25/26	367,999
359,692	CitiMortgage Alternative Loan Trust (c) (d)	6.237%	07/25/37	20,413
386,292	Countrywide Home Loan Mortgage Pass-Through Trust (c)	3.948%	07/19/33	311,047
2,000,000	Countrywide Home Loan Mortgage Pass-Through Trust	4.150%	08/25/33	1,782,946
885,964	First Horizon Asset Securities, Inc. (c)	5.970%	08/25/37	231,838
678,298	Global Mortgage Securitization, Ltd. (b)	5.250%	04/25/32	565,206
496,893	Global Mortgage Securitization, Ltd. (b) (c)	5.397%	04/25/32	218,528
1,654,636	Global Mortgage Securitization, Ltd. - 144A Issue (b) (d)	5.250%	11/25/32	1,327,907
1,125,000	JPMorgan Alternative Loan Trust (c)	5.950%	11/25/36	469,892
983,964	JPMorgan Mortgage Trust (c)	4.813%	07/25/35	260,119
556,620	JPMorgan Mortgage Trust (c)	5.138%	11/25/33	251,212
1,400,811	JPMorgan Mortgage Trust (c)	5.672%	09/25/35	267,727
1,475,000	JPMorgan Mortgage Trust (c)	6.041%	10/25/36	677,894
954,017	JPMorgan Mortgage Trust	6.200%	08/25/36	128,866
1,462,976	MASTR Asset Securitization Trust	5.500%	11/25/33	1,280,121
209,870	Morgan Stanley Dean Witter Capital (c)	6.510%	04/25/17	156,690
131,927	Prudential Home Mortgage Securities - 144A Issue (e)	7.900%	04/28/22	134,480
15,757	Prudential Home Mortgage Securities - 144A Issue (c) (e)	8.030%	09/28/24	11,593
862,575	RESI Finance, LP - 144A Issue (c) (d) (l)	3.225%	09/10/35	377,463
1,394,882	Residential Accredit Loans, Inc.	5.750%	06/25/33	1,015,187
137,563	Residential Accredit Loans, Inc. - 144A Issue (e)	6.250%	03/25/14	119,805
1,065,000	Structured Adjustable Rate Mortgage Loan Trust (c)	5.400%	11/25/35	294,403
46,964	Structured Asset Mortgage Investments, Inc. (c)	5.632%	04/30/30	37,345
881,604	Structured Asset Securities Corporation	5.250%	08/25/33	737,332
1,992,243	Structured Asset Securities Corporation (g)	6.000%	06/25/34	1,367,527
1,040,000	Wells Fargo Alternative Loan Trust	6.000%	07/25/37	282,015
997,922	Wells Fargo Alternative Loan Trust (c)	6.175%	07/25/37	56,023
1,130,335	Wells Fargo Alternative Loan Trust (c) (d)	6.175%	07/25/37	36,230
				17,596,900

See accompanying notes to financial statements.

Mortgage Securities Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Fair Value(a)
Other Mortgage-Backed Securities—continued
Commercial Mortgage-Backed Securities (7.9%)
$1,433,124	Asset Securitization Corporation (c) (f)	2.172%	08/13/29	$264,426
966,209	Asset Securitization Corporation (d) (f)	2.433%	08/13/27	178,276
700,000	Asset Securitization Corporation (c)	7.675%	02/14/43	281,778
8,614,785	Asset Securitization Corporation - 144A Issue (c) (e) (f)	1.681%	10/13/26	193,172
550,000	Banc of America Commercial Mortgage, Inc. - 144A Issue (e)	4.900%	09/11/36	234,956
460,000	Banc of America Commercial Mortgage, Inc. - 144A Issue (c) (e)	5.104%	12/10/42	144,009
1,000,000	Banc of America Commercial Mortgage, Inc. - 144A Issue (e)	6.200%	07/11/43	512,455
725,000	Bear Stearns Commercial Mortgage Securities, Inc.	6.500%	02/15/32	468,587
569,461	Chase Commercial Mortgage Securities Corporation	7.198%	01/15/32	567,543
900,000	Commercial Mortgage Pass-Through Certificates - 144A Issue (c) (e)	5.570%	02/05/19	345,089
2,726,000	FFCA Secured Lending Corporation - 144A Issue (c) (d)	1.984%	02/18/22	2,617,679
1,290,000	FFCA Secured Lending Corporation - 144A Issue (c) (d)	2.234%	02/18/22	1,223,520
116,293	GMAC Commercial Mortgage Securities, Inc. (d) (l)	5.940%	07/01/13	104,664
1,244,063	Hometown Commercial Mortgage - 144A Issue (d)	5.506%	11/11/38	454,994
365,000	JPMorgan Chase Commercial Mortgage Securities Corporation	3.837%	01/12/39	339,390
1,500,000	JPMorgan Chase Commercial Mortgage Securities Corporation - 144A Issue (e)	6.221%	10/12/37	866,744
300,000	LB-UBS Commercial Mortgage Trust - 144A Issue (c) (e)	4.846%	02/15/37	122,109
18,134,542	Multi Security Asset Trust - 144A Issue (c) (d) (f)	1.067%	11/28/35	211,558
990,000	Multi Security Asset Trust - 144A Issue (c) (d)	5.880%	11/28/35	82,500
1,000,000	Nationslink Funding Corporation - 144A Issue (e)	5.000%	08/20/30	818,594
1,375,000	Wachovia Bank Commercial Mortgage
	Trust - 144A Issue (e)	4.942%	11/15/34	413,798
				10,445,841
	Total other mortgage-backed securities (cost: $54,293,153)			28,042,741
	Total long-term debt securities (cost: $163,386,768)			130,761,683
Short-Term Securities (12.5%)
Government (.8%)
U.S. Government Obligations (.8%)
1,000,000	Federal Home Loan Bank0.010%01/21/09			999,989

See accompanying notes to financial statements.

Mortgage Securities Portfolio
Investments in Securities – continued

Shares		Fair Value(a)
Investment Companies (11.7%)
7,000,121	Dreyfus Treasury Cash Management Fund, current rate 0.200%	$7,000,121
8,560,443	SEI Daily Income Trust Treasury Fund - Class A, current rate 0.040%	8,560,443
	Total short-term securities (cost: $16,560,553)	16,560,553
	Total investments in securities (cost: $179,947,321) (m)	$147,322,236
	Liabilities in excess of cash and other assets (-11.1%)	(14,660,569)
	Total net assets (100%)	$132,661,667

Investments in Securities Legend

(a)  Securities are valued by procedures described in note 2 of the Notes to Financial Statements.

(b)  The Portfolio held less than 1.6% of net assets in foreign securities at December 31, 2008.

(c)  Variable rate security.

(d)  Represents ownership in an illiquid security. (See note 5 of the Notes to Investments in Securities.) Information concerning the illiquid securities held at December 31, 2008, which includes cost and acquisition date, is as follows:

Security:	Acquisition Date	Acquisition Cost
ABFS Mortgage Loan Trust	04/20/05	$1,064,973
Asset Securitization Corporation†	Various	92,007
Banco Hipotecario Nacional - 144A Issue*	05/18/00	375
Banco Hipotecario Nacional - 144A Issue*	09/06/02	1,078
Banco Hipotecario Nacional - 144A Issue*	Various	61,027
Capital Auto Receivables Trust - 144A Issue*	07/27/06	761,573
CitiMortgage Alternative Loan Trust	07/30/07	241,879
Countryplace Manufactured Housing Contract - 144A Issue*	06/29/05	1,079,864
FFCA Secured Lending Corporation - 144A Issue*	05/14/03	2,384,398
FFCA Secured Lending Corporation - 144A Issue*	05/19/03	1,086,221
Ford Credit Auto Owner Trust - 144A Issue*	08/22/06	424,962
Ford Credit Auto Owner Trust - 144A Issue*	06/19/07	219,958
Global Mortgage Securitization, Ltd. - 144A Issue*	11/24/04	1,640,637
GMAC Commercial Mortgage Securities†	Various	110,825
Hometown Commercial Mortgage - 144A Issue*	11/28/06	1,256,485
Multi Security Asset Trust - 144A Issue*	02/24/05	736,262
Multi Security Asset Trust - 144A Issue*	02/24/05	976,198
Oakwood Mortgage Investors, Inc.†	Various	304,766
RESI Finance, LP - 144A Issue*	06/01/06	877,937
Wells Fargo Alternative Loan Trust	06/26/07	1,074,519
		$14,395,944

*  A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.

†  Represents a private placement security.

(e)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.

(f)  Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of

See accompanying notes to financial statements.

Mortgage Securities Portfolio
Investments in Securities – continued

principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimate timing and amount of future cash flows.

(g)  Represents a security that remains at a specified coupon until a predetermined date, at which time the next stated rate becomes the effective rate.

(h)  At December 31, 2008 the total cost of investments issued on a when-issued or forward commitment basis is $15,895,232.

(i)  Fully or partially pledged as initial margin deposit on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2008, securities with an aggregate market value of $418,315 have been segregated to cover margin requirements for the following open futures contracts

Type	Expiration	Number of Contracts	Position Type	Unrealized Depreciation
U.S. 5-Year Treasury Notes	March 2009	36	Short	$144,698
U.S. 10 Year Treasury Notes	March 2009	10	Short	83,788
U.S. 30 Year Treasury Bonds	March 2009	55	Short	657,420
		101		$885,906

(j)  Security is in default with respect to interest payments. Income is not being accrued on this security and any payments received are treated as a reduction of principal.

(k)  Security pledged as collateral for when-issued purchase commitments outstanding as of December 31, 2008.

(l)  This security is being fair-valued according to procedures approved by the Board of Directors.

(m)  At December 31, 2008 the cost of securities for federal income tax purposes was $180,060,410. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$2,125,639
Gross unrealized depreciation	(34,863,813)
Net unrealized depreciation	$(32,738,174)

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities

December 31, 2008

(Percentages of each investment category relate to total net assets.)

Shares		Market Value(a)
Common Stocks (96.4%)
Basic Materials (2.6%)
Chemicals (1.2%)
9,578	Air Products and Chemicals, Inc.	$481,486
2,630	CF Industries Holdings, Inc.	129,291
41,241	E.I. Du Pont de Nemours & Company	1,043,397
3,308	Eastman Chemical Company	104,897
7,674	Ecolab, Inc.	269,741
3,577	International Flavors & Fragrances, Inc.	106,308
7,545	PPG Industries, Inc.	320,134
14,095	Praxair, Inc.	836,679
5,702	Rohm & Haas Company	352,326
5,700	Sigma-Aldrich Corporation	240,768
42,220	The Dow Chemical Company	637,100
		4,522,127
Construction (.1%)
5,082	Vulcan Materials Company	353,606
Containers — Metal/Glass (—)
7,540	Owens-Illinois, Inc. (b)	206,068
Iron and Steel (.3%)
5,020	AK Steel Holding Corporation	46,786
4,350	Allegheny Technologies, Inc.	111,056
14,349	Nucor Corporation	662,924
5,313	United States Steel Corporation	197,644
		1,018,410
Mining (.5%)
36,577	Alcoa, Inc.	411,857
17,260	Freeport-McMoRan Copper & Gold, Inc.	421,834
20,763	Newmont Mining Corporation	845,054
3,818	Titanium Metals Corporation	33,637
		1,712,382

Shares		Market Value(a)
Basic Materials—continued
Paper and Forest (.5%)
4,490	Bemis Company, Inc.	$106,323
19,540	International Paper Company	230,572
18,911	Kimberly-Clark Corporation	997,366
7,806	MeadWestvaco Corporation	87,349
7,635	Plum Creek Timber Company, Inc.	265,240
9,584	Weyerhaeuser Company	293,366
		1,980,216
Capital Goods (8.0%)
Aerospace/Defense (2.3%)
17,818	General Dynamics Corporation	1,026,139
5,657	Goodrich Corporation	209,422
5,490	L-3 Communications Holdings, Inc.	405,052
15,217	Lockheed Martin Corporation	1,279,445
14,943	Northrop Grumman Corporation	673,033
18,925	Raytheon Company	965,932
7,235	Rockwell Collins, Inc.	282,816
33,493	The Boeing Company	1,429,146
43,447	United Technologies Corporation	2,328,759
		8,599,744
Containers — Metal/Glass (.1%)
4,273	Ball Corporation	177,714
Electrical Equipment (2.5%)
7,921	Cooper Industries, Ltd. (c)	231,531
35,058	Emerson Electric Company	1,283,473
480,043	General Electric Company	7,776,697
6,363	Molex, Inc.	92,200
		9,383,901
Engineering/Construction (.5%)
27,570	Caterpillar, Inc.	1,231,552
8,308	Fluor Corporation	372,780
5,650	Jacobs Engineering Group, Inc. (b)	271,765
		1,876,097

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Capital Goods—continued
Machinery (.3%)
19,516	Deere & Company	$747,853
2,600	Flowserve Corporation	133,900
14,569	Ingersoll-Rand Company, Ltd. (c)	252,772
		1,134,525
Manufacturing (1.8%)
31,671	3M Company	1,822,349
9,203	Cummins, Inc.	245,996
11,686	Danaher Corporation	661,544
8,501	Dover Corporation	279,853
7,539	Eaton Corporation	374,764
33,194	Honeywell International, Inc.	1,089,759
17,989	Illinois Tool Works, Inc.	630,514
8,344	ITT Corporation	383,741
7,056	Leggett & Platt, Inc.	107,181
5,405	Pall Corporation	153,664
7,380	Parker Hannifin Corporation	313,945
7,215	Sealed Air Corporation	107,792
11,019	Textron, Inc.	152,834
5,957	The Manitowoc Company, Inc.	51,588
21,614	Tyco International, Ltd. (c)	466,862
		6,842,386
Metal Fabrication (.1%)
6,416	Precision Castparts Corporation	381,624
Waste Management (.4%)
14,673	Republic Services, Inc.	363,744
3,880	Stericycle, Inc. (b)	202,070
22,421	Waste Management, Inc.	743,032
		1,308,846
Communication Services (5.8%)
Broadcasting (.8%)
31,075	CBS Corporation - Class B	254,504
131,617	Comcast Corporation - Class A (d)	2,221,695
24,961	The DIRECTV Group, Inc. (b)	571,857
		3,048,056

Shares		Market Value(a)
Communication Services—continued
Computer Services & Software (.1%)
8,868	VeriSign, Inc. (b)	$169,201
Publishing (—)
4,116	Scripps Networks Interactive, Inc. - Class A	90,552
Service (—)
4,820	Salesforce.com, Inc. (b)	154,288
Telecommunication (1.4%)
18,130	American Tower Corporation - Class A (b)	531,572
4,127	Ciena Corporation (b)	27,651
71,039	Corning, Inc.	677,002
6,461	Embarq Corporation	232,338
6,179	Harris Corporation	235,111
10,047	JDS Uniphase Corporation (b)	36,672
103,581	Motorola, Inc.	458,864
75,662	Qualcomm, Inc.	2,710,969
18,191	Tellabs, Inc. (b)	74,947
		4,985,126
Telephone (3.5%)
269,334	AT&T, Inc.	7,676,019
4,512	CenturyTel, Inc.	123,313
14,228	Frontier Communications Corporation	124,353
66,954	Qwest Communications International, Inc.	243,713
130,567	Sprint Nextel Corporation (b)	238,938
129,822	Verizon Communications, Inc.	4,400,966
20,083	Windstream Corporation	184,764
		12,992,066
Consumer Cyclical (7.8%)
Auto (.2%)
109,180	Ford Motor Company (b)	250,022
27,900	General Motors Corporation	89,280
27,156	Johnson Controls, Inc.	493,153
11,027	The Goodyear Tire & Rubber Company (b)	65,831
		898,286

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Consumer Cyclical—continued
Building Materials (.1%)
16,448	Masco Corporation	$183,066
Distribution Durables (.2%)
5,862	Fastenal Company	204,291
7,303	Genuine Parts Company	276,492
2,995	WW Grainger, Inc.	236,126
		716,909
Entertainment (.1%)
13,469	International Game Technology	160,146
2,783	Wynn Resorts, Ltd. (b)	117,610
		277,756
Hardware and Tools (.1%)
2,741	Black & Decker Corporation	114,601
2,638	Snap-On, Inc.	103,884
3,578	The Stanley Works	122,010
		340,495
Home Builders (.1%)
5,681	Centex Corporation	60,446
12,591	DR Horton, Inc.	89,018
3,346	KB Home	45,573
6,366	Lennar Corporation - Class A	55,193
9,767	Pulte Homes, Inc.	106,753
		356,983
Houseware (—)
3,321	Whirlpool Corporation	137,323
Leisure (.3%)
19,972	Carnival Corporation	485,719
10,641	Harley-Davidson, Inc.	180,578
5,681	Hasbro, Inc.	165,715
16,381	Mattel, Inc.	262,096
		1,094,108
Lodging — Hotel (.1%)
13,402	Marriott International, Inc. - Class A	260,669
8,268	Starwood Hotels & Resorts Worldwide, Inc.	147,997
8,104	Wyndham Worldwide Corporation	53,081
		461,747

Shares		Market Value(a)
Consumer Cyclical—continued
Photography/Imagery (—)
12,269	Eastman Kodak Company	$80,730
Publishing (.4%)
10,425	Gannett Company, Inc.	83,400
1,556	Meredith Corporation	26,047
105,116	News Corporation - Class A	955,504
14,373	The McGraw-Hill Companies, Inc.	333,310
5,323	The New York Times Company - Class A	39,018
280	The Washington Post Company - Class B	109,270
		1,546,549
Retail (5.5%)
3,934	Abercrombie & Fitch Company - Class A	90,757
14,700	Amazon.com, Inc. (b)	753,816
4,861	AutoNation, Inc. (b)	48,027
1,744	AutoZone, Inc. (b)	243,236
11,869	Bed Bath & Beyond, Inc. (b)	301,710
15,438	Best Buy Company, Inc.	433,962
3,753	Big Lots, Inc. (b)	54,381
19,729	Costco Wholesale Corporation	1,035,772
65,641	CVS/ Caremark Corporation	1,886,522
6,334	Family Dollar Stores, Inc.	165,127
7,485	GameStop Corporation - Class A (b)	162,125
77,489	Home Depot, Inc.	1,783,797
10,154	JC Penney Company, Inc.	200,034
13,927	Kohl's Corporation (b)	504,157
12,366	Limited Brands, Inc.	124,155
66,987	Lowe's Companies, Inc.	1,441,560
19,221	Macy's, Inc.	198,937
17,931	Nike, Inc. - Class B	914,481
7,284	Nordstrom, Inc.	96,950
12,563	Office Depot, Inc. (b)	37,438
2,618	Polo Ralph Lauren Corporation	118,883
5,650	RadioShack Corporation	67,461
2,514	Sears Holding Corporation (b)	97,719

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Consumer Cyclical—continued
32,604	Staples, Inc.	$584,264
34,405	Target Corporation	1,188,005
21,310	The Gap, Inc.	285,341
4,505	The Sherwin-Williams Company	269,174
5,582	Tiffany & Company	131,903
19,028	TJX Companies, Inc.	391,406
45,241	Walgreen Company	1,116,095
102,188	Wal-Mart Stores, Inc.	5,728,659
		20,455,854
Service (.4%)
5,480	Convergys Corporation (b)	35,127
49,023	eBay, Inc. (b)	684,361
9,573	Expedia, Inc. (b)	78,882
21,779	Interpublic Group of Companies, Inc. (b)	86,245
5,558	Monster Worldwide, Inc. (b)	67,196
14,204	Omnicom Group, Inc.	382,372
7,090	Robert Half International, Inc.	147,614
		1,481,797
Textiles (.2%)
6,005	Cintas Corporation	139,496
14,941	Coach, Inc. (b)	310,325
3,741	Jones Apparel Group, Inc.	21,922
3,983	VF Corporation	218,149
		689,892
Trucks and Parts (.1%)
16,576	Paccar, Inc.	474,074
Consumer Staples (12.1%)
Agriculture Products (.7%)
29,318	Archer-Daniels-Midland Company	845,238
25,043	Monsanto Company	1,761,775
		2,607,013
Beverage (2.5%)
4,515	Brown-Forman Corporation Class B	232,477
14,495	Coca-Cola Enterprises, Inc.	174,375
8,896	Constellation Brands, Inc. - Class A (b)	140,290

Shares		Market Value(a)
Consumer Staples—continued
11,594	Dr Pepper Snapple Group, Inc. (b)	$188,402
6,824	Molson Coors Brewing Company - Class B	333,830
6,176	Pepsi Bottling Group, Inc.	139,022
70,984	PepsiCo, Inc.	3,887,794
90,935	The Coca-Cola Company	4,116,627
		9,212,817
Entertainment (.7%)
84,599	The Walt Disney Company	1,919,551
28,040	Viacom, Inc. - Class B (b)	534,442
		2,453,993
Food (1.7%)
9,403	Campbell Soup Company	282,184
20,433	ConAgra Foods, Inc.	337,144
7,036	Dean Foods Company (b)	126,437
15,272	General Mills, Inc.	927,774
14,371	HJ Heinz Company	540,350
11,514	Kellogg Company	504,889
67,145	Kraft Foods, Inc. - Class A	1,802,843
5,903	McCormick & Company, Inc.	188,070
32,308	Sara Lee Corporation	316,295
27,383	Sysco Corporation	628,166
7,518	The Hershey Company	261,175
5,450	The JM Smucker Company	236,312
13,807	Tyson Foods, Inc. - Class A	120,949
		6,272,588
Household Products (.3%)
4,787	Avery Dennison Corporation	156,679
6,344	Clorox Company	352,473
6,801	Fortune Brands, Inc.	280,745
12,669	Newell Rubbermaid, Inc.	123,903
5,932	Pactiv Corporation (b)	147,588
		1,061,388

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Consumer Staples—continued
Personal Care (2.8%)
19,483	Avon Products, Inc.	$468,176
23,068	Colgate-Palmolive Company	1,581,081
136,459	Procter & Gamble Company	8,435,895
5,299	The Estee Lauder Companies, Inc. - Class A	164,057
		10,649,209
Restaurants (1.1%)
6,358	Darden Restaurants, Inc.	179,168
50,939	McDonald's Corporation	3,167,896
33,615	Starbucks Corporation (b)	317,998
21,141	Yum! Brands, Inc.	665,942
		4,331,004
Retail (.4%)
19,593	Safeway, Inc.	465,726
9,677	Supervalu, Inc.	141,284
29,820	The Kroger Company	787,546
6,413	Whole Foods Market, Inc.	60,539
		1,455,095
Service (.1%)
4,890	Apollo Group, Inc. - Class A (b)	374,672
9,369	RR Donnelley & Sons Company	127,231
		501,903
Tobacco (1.8%)
94,168	Altria Group, Inc.	1,418,170
7,693	Lorillard, Inc.	433,501
92,461	Philip Morris International, Inc.	4,022,978
7,726	Reynolds American, Inc.	311,435
6,793	UST, Inc.	471,298
		6,657,382

Shares		Market Value(a)
Energy (13.0%)
Mining (.2%)
8,286	Consol Energy, Inc.	$236,814
3,793	Massey Energy Company	52,305
12,186	Peabody Energy Corporation	277,232
		566,351
Oil & Gas (11.1%)
20,980	Anadarko Petroleum Corporation	808,779
15,296	Apache Corporation	1,140,011
4,723	Cabot Oil & Gas Corporation	122,798
24,719	Chesapeake Energy Corporation	399,706
92,861	Chevron Corporation	6,868,928
68,137	ConocoPhillips	3,529,497
20,192	Devon Energy Corporation	1,326,816
6,498	ENSCO International, Inc.	184,478
11,407	EOG Resources, Inc.	759,478
232,481	Exxon Mobil Corporation	18,558,955
12,965	Hess Corporation	695,443
32,247	Marathon Oil Corporation	882,278
8,739	Murphy Oil Corporation	387,575
13,006	Nabors Industries, Ltd. (b) (c)	155,682
12,063	Noble Corporation (c)	266,110
7,934	Noble Energy, Inc.	390,511
37,015	Occidental Petroleum Corporation	2,220,530
5,300	Pioneer Natural Resources Company	85,754
7,036	Range Resources Corporation	241,968
5,164	Rowan Companies, Inc.	82,108
15,691	Southwestern Energy Company (b)	454,568
5,320	Sunoco, Inc.	231,207
23,584	Valero Energy Corporation	510,358
26,363	XTO Energy, Inc.	929,823
		41,233,361

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Energy—continued
Oil & Gas Services (1.3%)
14,055	Baker Hughes, Inc.	$450,744
13,342	BJ Services Company	155,701
10,032	Cameron International Corporation (b)	205,656
40,848	Halliburton Company	742,617
19,073	National Oilwell Varco, Inc. (b)	466,144
54,670	Schlumberger, Ltd.	2,314,181
10,002	Smith International, Inc.	228,946
6,240	Tesoro Corporation	82,181
31,129	Weatherford International, Ltd. (b) (c)	336,816
		4,982,986
Pipelines (.4%)
23,114	Dynegy, Inc. - Class A (b)	46,228
32,047	El Paso Corporation	250,928
6,000	Equitable Resources, Inc.	201,300
7,865	Questar Corporation	257,107
27,927	Spectra Energy Corporation	439,571
26,447	Williams Companies, Inc.	382,953
		1,578,087
Financial (13.3%)
Banks (4.8%)
229,324	Bank of America Corporation	3,228,882
25,251	BB&T Corporation	693,392
6,877	Comerica, Inc.	136,508
26,393	Fifth Third Bancorp	218,006
9,382	First Horizon National Corporation	99,169
23,823	Hudson City Bancorp, Inc.	380,215
16,729	Huntington Bancshares, Inc.	128,144
22,623	KeyCorp	192,748
3,548	M&T Bank Corporation	203,691
11,896	Marshall & Ilsley Corporation	162,261
93,056	National City Corporation	168,431
10,227	Northern Trust Corporation	533,236

Shares		Market Value(a)
Financial—continued
15,894	People's United Financial, Inc.	$283,390
15,912	PNC Financial Services Group, Inc.	779,688
31,625	Regions Financial Corporation	251,735
19,742	State Street Corporation	776,453
16,184	SunTrust Banks, Inc.	478,075
52,448	The Bank of New York Mellon Corporation	1,485,852
80,191	U.S. Bancorp	2,005,577
98,768	Wachovia Corporation	547,175
173,205	Wells Fargo & Company	5,106,083
5,185	Zions Bancorporation	127,084
		17,985,795
Commercial Services (.3%)
5,772	Equifax, Inc.	153,073
15,491	H&R Block, Inc.	351,956
8,877	Moody's Corporation	178,339
14,676	Paychex, Inc.	385,685
8,995	Total Systems Services, Inc.	125,930
		1,194,983
Consumer Finance (.1%)
3,331	Mastercard, Inc. - Class A	476,100
Finance — Diversified (1.1%)
53,011	American Express Company	983,354
9,899	Ameriprise Financial, Inc.	231,241
17,900	Capital One Financial Corporation	570,831
16,434	CIT Group, Inc.	74,610
3,127	CME Group, Inc.	650,760
21,934	Discover Financial Services	209,031
3,983	Federated Investors, Inc. - Class B	67,552
3,364	IntercontinentalExchange, Inc. (b)	277,328
7,131	Janus Capital Group, Inc.	57,262
8,089	Leucadia National Corporation (b)	160,162
21,356	SLM Corporation (b)	190,068

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Financial—continued
6,221	The Nasdaq OMX Group, Inc. (b)	$153,721
32,704	The Western Union Company	468,975
		4,094,895
Insurance (2.6%)
21,304	Aflac, Inc.	976,575
122,890	American International Group, Inc.	192,937
12,330	AON Corporation	563,234
5,375	Assurant, Inc.	161,250
16,257	Chubb Corporation	829,107
12,562	Cigna Corporation	211,670
7,441	Cincinnati Financial Corporation	216,310
19,796	Genworth Financial, Inc. Class A	56,023
13,770	Hartford Financial Services Group, Inc.	226,103
11,694	Lincoln National Corporation	220,315
16,542	Loews Corporation	467,312
23,495	Marsh & McLennan Companies, Inc.	570,224
8,610	MBIA, Inc. (b)	35,043
36,270	MetLife, Inc.	1,264,372
11,852	Principal Financial Group, Inc.	267,500
19,378	Prudential Financial, Inc.	586,378
24,495	The Allstate Corporation	802,456
30,879	The Progressive Corporation	457,318
26,715	The Travelers Companies, Inc.	1,207,518
3,916	Torchmark Corporation	175,045
15,133	Unum Group	281,474
15,118	XL Capital, Ltd. (c)	55,937
		9,824,101
Investment Bankers/Brokers (3.3%)
9,449	American Capital, Ltd.	30,615
249,066	Citigroup, Inc.	1,671,233
25,719	E*Trade Financial Corporation (b)	29,577
6,913	Franklin Resources, Inc.	440,911
17,594	Invesco, Ltd. (c)	254,057

Shares		Market Value(a)
Financial—continued
170,584	JPMorgan Chase & Company	$5,378,515
6,409	Legg Mason, Inc.	140,421
73,179	Merrill Lynch & Company, Inc.	851,804
48,536	Morgan Stanley	778,517
11,810	T Rowe Price Group, Inc.	418,546
42,765	The Charles Schwab Corporation	691,510
20,210	The Goldman Sachs Group, Inc.	1,705,522
		12,391,228
Real Estate (—)
10,191	CB Richard Ellis Group, Inc. - Class A (b)	44,025
Real Estate Investment Trust — Apartments (.2%)
4,574	Apartment Investment & Management Company - Class A	52,830
3,495	AvalonBay Communities, Inc.	211,727
12,432	Equity Residential	370,722
		635,279
Real Estate Investment Trust — Diversified (.1%)
6,313	Vornado Realty Trust	380,990
Real Estate Investment Trust — Health Care (.1%)
11,547	HCP, Inc.	320,660
Real Estate Investment Trust — Hotels (.1%)
23,882	Host Hotels & Resorts, Inc.	180,787
Real Estate Investment Trust — Office Property (.1%)
5,504	Boston Properties, Inc.	302,720
Real Estate Investment Trust — Regional Mall (.2%)
10,321	Simon Property Group, Inc.	548,355
Real Estate Investment Trust — Self Storage (.1%)
5,770	Public Storage, Inc.	458,715

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Financial—continued
Real Estate Investment Trust — Shopping Centers (.1%)
5,497	Developers Diversified Realty Corporation	$26,825
10,466	Kimco Realty Corporation	191,318
		218,143
Real Estate Investment Trust — Warehouse/Industrial (—)
12,141	ProLogis	168,638
Savings and Loans (—)
24,882	Sovereign Bancorp, Inc. (b)	74,148
Special Services (.1%)
12,111	NYSE Euronext	331,599
Health Care (13.9%)
Biotechnology (1.5%)
48,425	Amgen, Inc. (b)	2,796,544
13,334	Biogen Idec, Inc. (b)	635,098
20,941	Celgene Corporation (b)	1,157,618
12,387	Genzyme Corporation (b)	822,125
7,886	Life Technologies Corporation (b)	183,823
2,525	Millipore Corporation (b)	130,088
		5,725,296
Drugs (7.0%)
70,914	Abbott Laboratories	3,784,680
14,054	Allergan, Inc.	566,657
7,157	AmerisourceBergen Corporation	255,219
90,476	Bristol-Myers Squibb Company	2,103,567
16,436	Cardinal Health, Inc.	566,549
3,160	Cephalon, Inc. (b)	243,446
45,728	Eli Lilly & Company	1,841,467
11,310	Express Scripts, Inc. (b)	621,824
13,774	Forest Laboratories, Inc. (b)	350,824
42,044	Gilead Sciences, Inc. (b)	2,150,130
7,207	Hospira, Inc. (b)	193,292
11,264	King Pharmaceuticals, Inc. (b)	119,624

Shares		Market Value(a)
Health Care—continued
22,762	Medco Health Solutions, Inc. (b)	$953,955
96,627	Merck & Company, Inc.	2,937,461
13,926	Mylan, Inc. (b)	137,728
308,179	Pfizer, Inc.	5,457,850
74,296	Schering-Plough Corporation	1,265,261
4,786	Watson Pharmaceuticals, Inc. (b)	127,164
60,854	Wyeth	2,282,634
		25,959,332
Health Care — Diversified (.1%)
4,979	Laboratory Corporation of America Holdings (b)	320,697
Hospital Management (—)
18,973	Tenet Healthcare Corporation (b)	21,819
Managed Care (1.0%)
21,074	Aetna, Inc.	600,609
6,719	Coventry Health Care, Inc. (b)	99,979
7,724	Humana, Inc. (b)	287,951
12,610	McKesson Corporation	488,385
55,202	UnitedHealth Group, Inc.	1,468,373
23,265	WellPoint, Inc. (b)	980,154
		3,925,451
Medical Products/Supplies (4.1%)
28,344	Baxter International, Inc.	1,518,955
11,149	Becton Dickinson & Company	762,480
68,625	Boston Scientific Corporation (b)	531,158
23,015	Covidien, Ltd. (c)	834,064
4,507	CR Bard, Inc.	379,760
6,740	Dentsply International, Inc.	190,338
1,860	Intuitive Surgical, Inc. (b)	236,201
126,809	Johnson & Johnson	7,586,982
51,107	Medtronic, Inc.	1,605,782
4,093	Patterson Companies, Inc. (b)	76,744

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Health Care—continued
15,730	St. Jude Medical, Inc. (b)	$518,461
11,071	Stryker Corporation	442,286
5,648	Varian Medical Systems, Inc. (b)	197,906
10,264	Zimmer Holdings, Inc. (b)	414,871
		15,295,988
Special Services (.2%)
4,780	DaVita, Inc. (b)	236,945
7,270	Quest Diagnostics, Inc.	377,386
		614,331
Technology (13.8%)
Computer Hardware (3.9%)
4,432	Affiliated Computer Services, Inc. - Class A (b)	203,650
40,628	Apple, Inc. (b) (d)	3,467,600
79,092	Dell, Inc. (b)	809,902
111,934	Hewlett-Packard Company	4,062,085
61,402	International Business Machines Corporation	5,167,592
3,503	Lexmark International, Inc. - Class A (b)	94,231
9,420	Pitney Bowes, Inc.	240,022
10,330	SanDisk Corporation (b)	99,168
33,756	Sun Microsystems, Inc. (b)	128,948
7,951	Teradata Corporation (b)	117,913
39,561	Xerox Corporation	315,301
		14,706,412
Computer Networking (2.4%)
7,729	Akamai Tehnologies, Inc. (b)	116,631
267,601	Cisco Systems, Inc. (b)	4,361,896
10,941	Google, Inc. - Class A (b)	3,365,999
24,129	Juniper Networks, Inc. (b)	422,499
63,424	Yahoo!, Inc. (b)	773,773
		9,040,798
Computer Peripherals (.3%)
93,270	EMC Corporation Massachusetts (b)	976,537

Shares		Market Value(a)
Technology—continued
Computer Services & Software (4.3%)
24,266	Adobe Systems, Inc. (b)	$516,623
10,342	Autodesk, Inc. (b)	203,220
23,212	Automatic Data Processing, Inc.	913,160
8,571	BMC Software, Inc. (b)	230,646
18,002	CA, Inc.	333,577
8,302	Citrix Systems, Inc. (b)	195,678
13,308	Cognizant Technology Solutions Corporation - Class A (b)	240,342
6,950	Computer Sciences Corporation (b)	244,223
11,265	Compuware Corporation (b)	76,039
14,665	Electronic Arts, Inc. (b)	235,227
8,683	Fidelity National Information Services, Inc.	141,272
8,312	IMS Health, Inc.	126,010
6,920	McAfee, Inc. (b)	239,224
349,645	Microsoft Corporation	6,797,099
15,089	NetApp, Inc. (b)	210,793
15,779	Novell, Inc. (b)	61,380
179,040	Oracle Corporation (b)	3,174,379
38,209	Symantec Corporation (b)	516,586
163,961	Time Warner, Inc.	1,649,448
		16,104,926
Electrical Equipment (.1%)
9,627	Jabil Circuit, Inc.	64,982
6,492	Rockwell Automation, Inc.	209,302
		274,284
Electrical Instruments (.5%)
15,996	Agilent Technologies, Inc. (b)	250,017
8,033	Amphenol Corporation - Class A	192,631
6,280	Flir Systems, Inc. (b)	192,670
2,675	Harman International Industries, Inc.	44,753
5,397	PerkinElmer, Inc.	75,072
19,205	Thermo Fischer Scientific, Inc. (b)	654,314
20,915	Tyco Electronics, Ltd. (c)	339,032
4,458	Waters Corporation (b)	163,386
		1,911,875

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Technology—continued
Electronic Components — Semiconductor (2.1%)
27,810	Advanced Micro Devices, Inc. (b)	$60,070
13,590	Altera Corporation	227,089
13,308	Analog Devices, Inc.	253,118
61,319	Applied Materials, Inc.	621,161
20,298	Broadcom Corporation - Class A (b)	344,457
254,206	Intel Corporation	3,726,660
7,628	KLA-Tencor Corporation	166,214
10,133	Linear Technology Corporation	224,142
29,483	LSI Corporation (b)	96,999
10,258	MEMC Electronic Materials, Inc. (b)	146,484
8,217	Microchip Technology, Inc.	160,478
34,906	Micron Technology, Inc. (b)	92,152
8,915	National Semiconductor Corporation	89,774
4,463	Novellus Systems, Inc. (b)	55,073
24,545	NVIDIA Corporation (b)	198,078
5,779	QLogic Corporation (b)	77,670
7,737	Teradyne, Inc. (b)	32,650
59,251	Texas Instruments, Inc.	919,576
12,518	Xilinx, Inc.	223,071
		7,714,916
Service — Data Processing (.2%)
2,440	Dun & Bradstreet Corporation	188,368
7,335	Fiserv, Inc. (b)	266,774
14,628	Intuit, Inc. (b)	348,000
		803,142
Transportation (2.2%)
Air Freight (1.0%)
7,693	CH Robinson Worldwide, Inc.	423,346
14,225	FedEx Corporation	912,534
45,484	United Parcel Service, Inc. - Class B	2,508,897
		3,844,777

Shares		Market Value(a)
Transportation—continued
Airlines (.1%)
33,808	Southwest Airlines Company	$291,425
Railroads (1.0%)
12,830	Burlington Northern Santa Fe Corporation	971,359
18,029	CSX Corporation	585,402
16,923	Norfolk Southern Corporation	796,227
23,146	Union Pacific Corporation	1,106,379
		3,459,367
Transport Services (.1%)
9,691	Expeditors International of Washington, Inc.	322,419
Trucking (—)
2,499	Ryder System, Inc.	96,911
Utilities (3.9%)
Electric Companies (3.7%)
7,660	Allegheny Energy, Inc.	259,368
9,664	Ameren Corporation	321,425
18,444	American Electric Power Company, Inc.	613,816
15,729	Centerpoint Energy, Inc.	198,500
10,338	CMS Energy Corporation	104,414
12,506	Consolidated Edison, Inc.	486,859
8,154	Constellation Energy Group, Inc.	204,584
26,570	Dominion Resources, Inc.	952,269
7,398	DTE Energy Company	263,887
57,828	Duke Energy Corporation	867,998
14,891	Edison International	478,299
8,654	Entergy Corporation	719,407
30,070	Exelon Corporation	1,672,193
13,932	FirstEnergy Corporation	676,817
18,681	FPL Group, Inc.	940,215
3,506	Integrys Energy Group, Inc.	150,688
12,534	NiSource, Inc.	137,498
9,881	Pepco Holdings, Inc.	175,487
16,498	PG&E Corporation	638,638

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Utilities—continued
4,553	Pinnacle West Capital Corporation	$146,288
17,139	PPL Corporation	525,996
12,024	Progress Energy, Inc.	479,156
23,130	Public Service Enterprise Group, Inc.	674,702
5,320	SCANA Corporation	189,392
9,725	TECO Energy, Inc.	120,104
30,747	The AES Corporation (b)	253,355
35,401	The Southern Company	1,309,837
20,523	Xcel Energy, Inc.	380,702
		13,941,894

Shares		Market Value(a)
Utilities—continued
Natural Gas (.1%)
2,043	Nicor, Inc.	$70,974
11,135	Sempra Energy	474,685
		545,659
Utilities — Diversified (.1%)
5,300	Wisconsin Energy Corporation	222,494
Total common stocks (Cost: $254,817,261)		359,447,592

Shares
Short-Term Securities (4.4%)
Investment Companies (4.4%)
2,000,000	SEI Daily Income Trust Treasury Fund — Class A, current rate 0.040%	2,000,000
14,303,850	Wells Fargo & Company Treasury Plus Fund, current rate 0.050%	14,303,850
	Total short-term securities (cost: $16,303,850)	16,303,850
	Total investments in securities (cost: $271,121,111) (e)	$375,751,442
	Liabilities in excess of cash and other assets (-.8%)	(3,100,384)
	Total net assets (100%)	$372,651,058

Investments in Securities Legend

(a)   Securities are valued by procedures described in note 2 of the Notes to Financial Statements.

(b)   Non-income producing.

(c)   The Portfolio held 0.9% of net assets in foreign securities at December 31, 2008.

(d)  Partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2008, securities with an aggregate market value of $3,868,700 have been segregated to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation
S&P 500® EMINI	March 2009	265	Long	$304,605

(e)   At December 31, 2008 the cost of securities for federal income tax purposes was $275,488,150. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$161,423,564
Gross unrealized depreciation	(61,160,272)
Net unrealized appreciation	$100,263,292

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities

December 31, 2008

(Percentages of each investment category relate to total net assets.)

Principal(b)		Coupon	Maturity	Fair Value(a)
Long-Term Debt Securities (82.2%)
Argentina (1.7%)
Government (1.7%)
6,030,000	Republic of Argentina (USD) (d)	3.127%	08/03/12	$1,620,562
Australia (4.0%)
Government (4.0%)
1,440,000	New South Wales Treasury Corporation (AUD)	5.500%	03/01/17	1,047,309
305,000	New South Wales Treasury Corporation (AUD)	6.000%	05/01/12	221,724
1,800,000	Queensland Treasury Corporation (AUD)	6.000%	07/14/09	1,271,104
295,000	Queensland Treasury Corporation (AUD)	6.000%	08/14/13	216,101
585,000	Queensland Treasury Corporation (AUD)	6.000%	09/14/17	440,550
690,000	Queensland Treasury Corporation - 144A Issue (NZD) (e)	7.125%	09/18/17	474,186
				3,670,974
Austria (4.4%)
Banks (4.4%)
4,200,000	Oesterreichische Kontrollbank AG (CHF)	2.750%	06/14/11	4,105,977
Barbados (.8%)
Supra National Bank (.8%)
64,000,000	European Investment Bank (JPY) (d)	0.723%	09/21/11	693,631
Brazil (4.1%)
Government (4.1%)
330,000	Nota Do Tesouro Nacional (BRL) (g)	10.000%	01/01/17	1,203,641
190,000	Nota Do Tesouro Nacional (BRL) (g)	10.362%	05/15/15	1,308,446
200,000	Nota Do Tesouro Nacional (BRL) (g)	10.362%	05/15/45	1,323,495
				3,835,582
Canada (1.5%)
Government (1.5%)
2,280,000	Province of Ontario Canada (NZD)	6.250%	06/16/15	1,381,802
Egypt (5.1%)
Government (5.1%)
22,500,000	Egypt Treasury Bill (EGP) (c) (g)	4.262%	03/10/09	4,003,332
2,800,000	Egypt Treasury Bill (EGP) (c) (g)	6.063%	03/31/09	495,268
1,525,000	Egypt Treasury Bill (EGP) (c) (g)	10.254%	06/09/09	264,711
				4,763,311
France (4.1%)
Government (4.1%)
2,600,000	France Government Bond (EUR)	4.250%	10/25/17	3,854,699
Germany (2.9%)
Banks (2.9%)
3,091,000	KfW Bankengruppe (NZD)	6.500%	11/15/11	1,911,797
11,220,000	Landwirtschaftliche Rentenbank (MXN)	8.500%	02/22/16	796,463
				2,708,260

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities – continued

Principal(b)		Coupon	Maturity	Fair Value(a)
Indonesia (4.8%)
Government (4.8%)
9,990,000,000	Indonesia Government Bond (IDR)	9.000%	09/15/13	$803,905
16,930,000,000	Indonesia Government Bond (IDR)	9.500%	07/15/23	1,143,656
1,959,000,000	Indonesia Government Bond (IDR)	10.000%	09/15/24	136,844
1,065,000,000	Indonesia Government Bond (IDR)	10.250%	07/15/22	77,227
22,510,000,000	Indonesia Government Bond (IDR)	10.250%	07/15/27	1,588,655
2,858,000,000	Indonesia Government Bond (IDR)	11.000%	11/15/20	223,122
3,564,000,000	Indonesia Government Bond (IDR)	11.000%	09/15/25	269,481
936,000,000	Indonesia Government Bond (IDR)	12.800%	06/15/21	81,803
1,071,000,000	Indonesia Government Bond (IDR)	12.900%	06/15/22	93,544
				4,418,237
Japan (3.8%)
Government (3.8%)
115,000,000	Japan Government Bond (JPY)	0.800%	01/15/09	1,268,397
205,200,000	Japan Government Bond (JPY)	0.800%	12/20/10	2,288,189
				3,556,586
Malaysia (9.9%)
Government (9.9%)
30,750,000	Malaysian Government Bond (MYR)	3.756%	04/28/11	9,037,763
660,000	Malaysian Government Bond (MYR)	3.814%	02/15/17	197,040
				9,234,803
Mexico (6.7%)
Government (6.7%)
5,000,000	Mexican Bonos (MXN)	7.750%	12/14/17	355,959
7,150,000	Mexican Bonos (MXN)	8.000%	12/19/13	519,864
26,500,000	Mexican Bonos (MXN)	8.000%	12/17/15	1,921,602
2,400,000	Mexican Bonos (MXN)	9.000%	12/20/12	181,311
38,800,000	Mexican Bonos (MXN)	10.000%	12/05/24	3,218,367
				6,197,103
Netherlands (1.9%)
Government (1.9%)
1,180,000	Netherlands Government Bond (EUR)	4.500%	07/15/17	1,759,042
Norway (7.4%)
Finance — Diversified (4.8%)
400,000,000	Eksportfinans AS (JPY)	1.800%	06/21/10	4,446,901
Government (2.6%)
16,690,000	Norwegian Government Bond (NOK)	5.500%	05/15/09	2,395,307
				6,842,208
Poland (3.6%)
Government (3.6%)
4,000,000	Poland Government Bond (PLN)	4.750%	04/25/12	1,329,058
5,900,000	Poland Government Bond (PLN)	5.750%	09/23/22	2,055,211
				3,384,269

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities – continued

Principal(b)		Coupon	Maturity	Fair Value(a)
Russia (2.0%)
Government (2.0%)
1,156,400	Russia Government Bond (USD)	7.500%	03/31/30	$1,008,566
1,029,000	Russia Government Bond - 144A Issue (USD) (e)	7.500%	03/31/30	897,802
				1,906,368
South Korea (7.6%)
Government (7.6%)
4,180,000,000	Korea Treasury Bond (KRW)	5.250%	09/10/12	3,495,868
4,120,000,000	Korea Treasury Bond (KRW)	5.500%	09/10/17	3,564,586
				7,060,454
Sweden (3.9%)
Government (3.9%)
28,500,000	Sweden Government Bond (SEK)	5.000%	01/28/09	3,610,744
United States (2.0%)
Municipal Bonds (2.0%)
30,000	Alabama Public Housing Authority	4.450%	01/01/24	27,063
55,000	Bexar County Hospital District	5.000%	02/15/32	50,832
50,000	Bexar County, Texas Municipal Bond	5.250%	08/15/47	45,003
85,000	California State Municipal Bond	5.000%	04/01/38	72,033
200,000	California State Municipal Bond	5.125%	04/01/33	177,024
205,000	Florida Hurricane Catastrophe Fund	4.250%	07/01/14	197,991
120,000	Hamilton County, Ohio Municipal Bond	5.000%	12/01/32	107,083
75,000	Illinois Municipal Electric Agency	5.000%	02/01/35	70,428
100,000	Metropolitan Atlanta Rapid Transit Authority	5.000%	07/01/19	109,123
130,000	Minneapolis, Minnesota Municipal Bond	6.500%	11/15/38	129,817
225,000	New Jersey Transportation Trust Fund Authority	5.500%	12/15/38	221,742
100,000	New York, New York Municipal Bond	5.000%	04/01/26	91,688
100,000	North Carolina Eastern Municipal Power Agency	5.250%	01/01/19	97,387
100,000	Puerto Rico Commonwealth	5.500%	07/01/21	87,874
120,000	SanFrancisco, California Bay Area Toll Authority	5.500%	04/01/43	117,454
65,000	Seattle, Washington Municipal Bond	5.000%	09/01/34	62,366
120,000	Tarrant County, Texas Cultural Education Facilities Finance Corporation	6.250%	07/01/28	118,272
50,000	Wisconsin State Municipal Bond	5.000%	05/01/21	51,541
				1,834,721
	Total long-term debt securities (cost: $85,112,425)			76,439,333
Short-Term Security (0.4%)
U.S. Government and Agency Obligation (0.4%)
390,000	Federal Home Loan Bank	2.000%	01/02/09	390,000
	Total short-term security (cost: $390,000)			390,000
	Total purchased options (cost: $3,750) (f)			150
	Total investments in securities (cost: $85,506,175) (h)			$76,829,483
	Cash and other assets in excess of liabilities (17.4%)			16,191,339
	Total net assets (100%)			$93,020,822

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities – continued

Forward Foreign Currency Contracts

On December 31, 2008, International Bond Portfolio had entered into forward foreign currency contracts that obligate the portfolio to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation	Unrealized Depreciation
01/07/09	31,461,400	SEK	3,978,452	USD	$39,401	$–
01/20/09	2,345,736	CHF	2,169,507	USD	–	30,314
01/20/09	4,300,000	USD	4,691,472	CHF	99,642	–
01/26/09	1,750,000	USD	182,560,000	JPY	263,411	–
01/28/09	771,256	EUR	1,124,452	USD	48,679	–
01/29/09	771,256	EUR	1,125,455	USD	49,729	–
01/29/09	306,142	EUR	444,632	USD	17,633	–
02/04/09	316,276	EUR	463,850	USD	22,798	–
02/06/09	9,891,363	MXN	873,255	USD	161,618	–
02/12/09	60,964	NZD	721,015,586	VND	5,653	–
02/12/09	505,353	RON	3,334,572	CZK	326	–
02/12/09	506,004	RON	3,333,251	CZK	34	–
02/12/09	506,329	RON	3,338,430	CZK	192	–
02/12/09	405,583	RON	2,660,868	CZK	–	540
02/17/09	703,051	RON	4,652,862	CZK	1,136	–
02/19/09	491,501	EUR	709,998	USD	24,877	–
02/20/09	4,300,023,000	KRW	4,946,820	CHF	1,195,361	–
02/20/09	4,300,023,000	KRW	4,515,882	USD	1,070,351	–
02/20/09	81,364	NZD	963,542,830	VND	7,651	–
02/20/09	665,552	USD	955,000,000	KRW	99,673	–
02/23/09	326,010	EUR	50,218,906	JPY	99,775	–
02/23/09	652,020	EUR	100,073,334	JPY	195,528	–
02/23/09	652,020	EUR	100,510,187	JPY	200,348	–
02/23/09	326,010	EUR	50,129,580	JPY	98,789	–
02/23/09	326,010	EUR	474,477	USD	20,090	–
02/23/09	652,020	EUR	946,961	USD	38,188	–
02/23/09	151,078	EUR	197,210	USD	13,360	–
02/23/09	326,010	EUR	473,735	USD	19,348	–
02/23/09	652,020	EUR	948,037	USD	39,263	–
02/23/09	82,421,848	JPY	652,020	EUR	–	745
02/23/09	41,219,074	JPY	326,010	EUR	–	462
02/23/09	1,305,719	USD	978,030	EUR	57,442	–
02/23/09	667,029	USD	500,942	EUR	31,175	–
02/25/09	326,010	EUR	50,212,060	JPY	99,747	–
02/25/09	326,010	EUR	50,220,210	JPY	99,837	–
02/25/09	652,020	EUR	100,385,325	JPY	199,065	–
02/25/09	652,020	EUR	952,927	USD	44,204	–
02/25/09	41,207,664	JPY	326,010	EUR	–	380
02/25/09	870,440	USD	652,020	EUR	38,283	–
02/26/09	652,020	EUR	99,998,351	JPY	194,842	–
02/26/09	652,020	EUR	952,438	USD	43,740	–
02/26/09	652,020	EUR	954,094	USD	45,396	–
02/26/09	623,361	EUR	911,478	USD	42,721	–
02/26/09	868,282	USD	652,020	EUR	40,416	–

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation	Unrealized Depreciation
02/26/09	90,000	USD	11,628,000	KZT	$5,131	$–
02/27/09	326,010	EUR	50,532,528	JPY	103,331	–
02/27/09	652,020	EUR	101,357,487	JPY	209,889	–
02/27/09	326,010	EUR	50,818,439	JPY	106,486	–
02/27/09	326,010	EUR	50,820,395	JPY	106,508	–
02/27/09	326,010	EUR	50,559,261	JPY	103,626	–
02/27/09	326,010	EUR	50,836,369	JPY	106,684	–
02/27/09	652,020	EUR	101,288,047	JPY	209,122	–
02/27/09	652,020	EUR	960,135	USD	51,462	–
02/27/09	978,029	EUR	1,439,577	USD	76,569	–
02/27/09	652,020	EUR	965,345	USD	56,672	–
02/27/09	326,010	EUR	486,130	USD	31,793	–
02/27/09	326,010	EUR	481,712	USD	27,376	–
02/27/09	652,020	EUR	957,785	USD	49,112	–
02/27/09	621,295	EUR	926,227	USD	60,373	–
02/27/09	652,020	EUR	960,751	USD	52,079	–
02/27/09	123,637,662	JPY	978,030	EUR	–	1,432
02/27/09	502,361	RON	3,254,797	CZK	–	2,883
02/27/09	1,276,719	USD	978,029	EUR	86,289	–
02/27/09	870,897	USD	652,020	EUR	37,776	–
02/27/09	870,404	USD	652,020	EUR	38,269	–
02/27/09	94,732	USD	12,201,462	KZT	5,064	–
02/27/09	120,000	USD	15,492,000	KZT	6,709	–
02/27/09	270,000	USD	34,766,820	KZT	14,358	–
02/27/09	45,000	USD	5,793,750	KZT	2,387	–
03/03/09	326,010	EUR	489,217	USD	34,927	–
03/03/09	326,010	EUR	488,135	USD	33,844	–
03/04/09	326,010	EUR	488,216	USD	33,936	–
03/04/09	326,010	EUR	487,010	USD	32,730	–
03/04/09	326,010	EUR	487,835	USD	33,555	–
03/09/09	326,010	EUR	50,139,686	JPY	99,235	–
03/09/09	326,010	EUR	491,004	USD	36,775	–
03/09/09	41,196,580	JPY	326,010	EUR	–	518
03/10/09	244,508	EUR	37,481,854	JPY	73,087	–
03/10/09	326,010	EUR	492,585	USD	38,366	–
03/10/09	30,886,251	JPY	244,508	EUR	–	264
03/17/09	326,010	EUR	498,181	USD	44,035	–
03/23/09	195,653	AUD	2,723,939,000	VND	17,842	–
04/06/09	326,010	EUR	50,463,088	JPY	103,479	–
04/06/09	326,010	EUR	50,514,597	JPY	104,048	–
04/06/09	733,522	EUR	113,585,882	JPY	233,313	–
04/07/09	480,000	GBP	932,746	USD	233,449	–
04/14/09	610,895	EUR	95,032,353	JPY	199,473	–
04/14/09	610,895	EUR	1,291,114	SGD	49,978	–
04/14/09	321,524	EUR	677,113	SGD	24,616	–
04/14/09	900,267	EUR	1,895,593	SGD	68,698	–
04/14/09	321,524	EUR	498,799	USD	51,175	–
04/14/09	610,895	EUR	942,446	USD	91,961	–
04/14/09	321,524	EUR	498,726	USD	51,101	–
04/14/09	321,120	GBP	839,966	SGD	117,999	–
04/14/09	131,269	SGD	67,888	EUR	2,962	–

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation	Unrealized Depreciation
04/14/09	1,622,473	SGD	832,379	EUR	$27,271	$–
04/14/09	1,798,412	SGD	932,419	EUR	43,841	–
04/14/09	702,450	SGD	321,120	GBP	–	22,091
04/17/09	321,524	EUR	669,561	SGD	19,360	–
04/17/09	624,303	SGD	321,524	EUR	12,203	–
04/20/09	321,524	EUR	673,336	SGD	22,004	–
04/20/09	643,048	EUR	1,345,899	SGD	43,470	–
04/20/09	624,303	SGD	321,524	EUR	12,190	–
04/20/09	1,248,876	SGD	643,048	EUR	24,193	–
04/21/09	320,638	EUR	1,562,629	MYR	6,057	–
04/24/09	160,319	EUR	335,772	SGD	11,002	–
04/24/09	318,025	SGD	160,319	EUR	1,374	–
04/27/09	160,319	EUR	334,666	SGD	10,236	–
04/27/09	240,177	GBP	1,443,233	MYR	67,977	–
04/27/09	309,842	SGD	160,319	EUR	7,074	–
04/30/09	80,059	GBP	483,973	MYR	23,506	–
05/06/09	104,207	EUR	212,905	SGD	3,439	–
05/06/09	201,326	SGD	104,207	EUR	4,635	–
05/07/09	80,059	GBP	482,492	MYR	23,097	–
05/29/09	53,598	AUD	763,352,000	VND	5,880	–
06/02/09	46,655	AUD	664,187,000	VND	5,102	–
06/02/09	2,418,027	MXN	6,589,754	TWD	33,477	–
06/04/09	2,624,894	MXN	5,878,075	RUB	–	15,459
06/09/09	164,611	EUR	815,837	MYR	7,486	–
06/09/09	164,611	EUR	807,252	MYR	4,999	–
06/09/09	164,611	EUR	807,870	MYR	5,178	–
06/10/09	2,018,755	EUR	3,100,000	CHF	109,901	–
06/10/09	411,529	EUR	2,047,974	MYR	21,165	–
06/10/09	616,157	EUR	949,821	USD	93,025	–
06/12/09	69,739	EUR	348,019	MYR	3,873	–
06/12/09	421,759	USD	38,569,846	JPY	5,021	–
06/15/09	91,466	EUR	454,267	MYR	4,464	–
06/16/09	181,322	EUR	897,544	MYR	7,992	–
06/22/09	197,330	AUD	2,811,982,000	VND	21,730	–
07/13/09	204,914	EUR	423,588	SGD	10,399	–
07/13/09	204,914	EUR	316,746	USD	31,966	–
07/13/09	204,914	EUR	316,818	USD	32,038	–
07/13/09	405,299	SGD	204,914	EUR	2,345	–
07/14/09	157,626	EUR	785,135	MYR	8,649	–
07/14/09	204,914	EUR	424,227	SGD	10,850	–
07/14/09	31,525	EUR	1,450,150	TWD	923	–
07/14/09	204,914	EUR	9,385,492	TWD	4,751	–
07/14/09	252,202	EUR	390,674	USD	40,180	–
07/14/09	157,626	EUR	243,595	USD	24,537	–
07/14/09	404,047	SGD	204,914	EUR	3,213	–
07/15/09	31,525	EUR	157,940	MYR	1,997	–
07/15/09	252,202	EUR	1,260,253	MYR	15,028	–
07/15/09	104,033	EUR	521,746	MYR	6,748	–
07/15/09	63,050	EUR	131,669	SGD	4,133	–
07/15/09	141,863	EUR	296,111	SGD	9,198	–
07/15/09	15,763	EUR	732,980	TWD	706	–

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation	Unrealized Depreciation
07/15/09	173,389	EUR	7,972,756	TWD	$4,999	$–
07/15/09	135,558	EUR	6,277,555	TWD	5,276	–
07/15/09	141,863	EUR	221,938	USD	24,788	–
07/15/09	267,964	EUR	418,868	USD	46,474	–
07/15/09	280,520	SGD	141,863	EUR	1,666	–
07/15/09	124,391	SGD	63,050	EUR	938	–
07/16/09	100,881	EUR	504,506	MYR	6,136	–
07/16/09	44,135	EUR	2,043,450	TWD	1,710	–
07/17/09	102,457	EUR	512,613	MYR	6,304	–
07/17/09	102,457	EUR	212,885	SGD	5,970	–
07/17/09	102,457	EUR	4,750,777	TWD	4,197	–
07/17/09	204,914	EUR	321,674	USD	36,909	–
07/17/09	201,995	SGD	102,457	EUR	1,619	–
07/22/09	157,626	EUR	245,463	USD	26,427	–
07/24/09	70,932	EUR	356,866	MYR	4,976	–
07/24/09	102,457	EUR	213,127	SGD	6,155	–
07/24/09	111,914	EUR	5,161,306	TWD	3,800	–
07/24/09	362,540	EUR	567,121	USD	63,352	–
07/24/09	202,537	SGD	102,457	EUR	1,225	–
07/29/09	3,400,000	MXN	318,650	USD	83,176	–
07/31/09	6,115,262	MXN	577,484	USD	154,099	–
08/04/09	3,588,681	MXN	338,587	USD	90,294	–
08/04/09	3,169,702	NZD	21,348,891,186	IDR	13,279	–
08/12/09	378,437	NZD	6,350,173	RUB	–	41,839
08/14/09	184,724	NZD	3,091,541	RUB	–	20,710
08/14/09	174,520	NZD	2,114,923,650	VND	20,507	–
09/08/09	11,803,768	MXN	19,803,538,356	VND	320,572	–
09/18/09	118,958	EUR	1,142,000	CNY	1,063	–
09/23/09	446,246	EUR	4,273,100	CNY	2,377	–
09/23/09	297,524	EUR	2,845,000	CNY	1,004	–
09/24/09	589,743	AUD	12,396,783	RUB	–	76,953
09/24/09	410,605	AUD	8,630,122	RUB	–	53,607
09/24/09	327,271	EUR	3,176,000	CNY	7,876	–
09/28/09	548,017	AUD	11,401,203	RUB	–	75,168
10/07/09	161,604	AUD	1,990,085,208	VND	454	–
10/13/09	141,959	AUD	657,029	CNY	–	3,941
10/15/09	296,784	EUR	2,796,894	CNY	–	5,072
10/16/09	300,581	EUR	2,810,534	CNY	–	8,363
10/19/09	239,034	AUD	1,125,686	CNY	–	3,790
10/19/09	404,531	EUR	3,767,150	CNY	–	13,509
10/20/09	2,394,558	EUR	313,926,508	JPY	162,333	–
10/21/09	336,295	USD	2,328,000	CNY	2,409	–
10/23/09	659,082	USD	4,558,868	CNY	4,173	–
10/26/09	1,112,418	USD	7,735,902	CNY	13,003	–
10/27/09	660,113	USD	4,624,090	CNY	12,591	–
11/18/09	503,000	EUR	60,885,635	JPY	–	21,241
11/18/09	569,000	USD	54,111,900	JPY	32,688	–
12/04/09	192,831	EUR	1,776,000	CNY	–	9,445
12/04/09	192,886	USD	1,410,000	CNY	12,122	–
12/14/09	169,668	USD	1,196,159	CNY	4,223	–
12/14/09	339,335	USD	2,399,098	CNY	9,432	–

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation	Unrealized Depreciation
12/15/09	340,441	USD	2,400,107	CNY	$8,468	$–
12/15/09	340,441	USD	2,408,380	CNY	9,671	–
12/16/09	372,462	USD	2,621,203	CNY	8,582	–
12/16/09	372,462	USD	1,323,172	MYR	13,502	–
12/17/09	118,612	USD	838,584	CNY	3,292	–
12/17/09	118,611	USD	424,629	MYR	5,256	–
12/18/09	355,835	USD	2,522,120	CNY	10,795	–
12/21/09	97,798	USD	685,567	CNY	1,855	–
12/21/09	142,334	USD	508,132	MYR	5,913	–
12/21/09	73,349	USD	260,658	MYR	2,698	–
12/22/09	115,854	USD	806,346	CNY	1,354	–
12/22/09	118,656	USD	415,081	MYR	2,448	–
12/23/09	94,889	USD	329,930	MYR	1,374	–
12/28/09	106,750	USD	373,285	MYR	2,174	–
01/05/10	2,919,174	EUR	31,461,400	SEK	–	16,542
					$10,305,232	$425,268
Forward Foreign Currency Contracts – Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
CZK	Czech Republic Koruna
EGP	Egyptian Pound
EUR	Euro Dollar
GBP	British Sterling Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	Republic of Korea Won
KZT	Kazkhstan Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	Taiwan, Prov. of China Dollar
USD	United States Dollar
VND	Vietnam Dong

Investments in Securities Legend

(a)  Securities are valued by procedures described in note 2 of the Notes to Financial Statements.

(b)  Principal amounts for foreign debt securities are denominated in the currencies indicated. United States debt securities are denominated in U.S. Dollars.

(c)  For zero coupon issues (strips) the interest rate represents the yield to maturity at December 31, 2008.

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities – continued

(d)  Variable rate securities.

(e)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.

(f)  Purchased options outstanding as of December 31, 2008 were as follows:

Holdings of Open Purchased Options

Type Exercise Price	Expiration	Notional Amount	Cost	Market Value
Call – Brazilian Real versus U.S. dollar BRL 2.05	January 2009	$100,000	$3,750	$150

(g)  This security is being fair-valued according to procedures approved by the Board of Directors.

(h)  At December 31, 2008 the cost of securities for federal income tax purposes was $85,519,476. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$2,276,722
Gross unrealized depreciation	(10,966,715)
Net unrealized depreciation	$(8,689,993)

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities

December 31, 2008

(Percentages of each investment category relate to total net assets.)

Shares		Market Value(a)
Common Stocks (93.7%)
Basic Materials (6.6%)
Auto (.2%)
22,380	LKQ Corporation (b)	$260,951
Chemicals (3.4%)
12,879	Airgas, Inc.	502,152
14,511	Albemarle Corporation	323,595
10,524	Ashland, Inc.	110,607
10,408	Cabot Corporation	159,242
38,578	Chemtura Corporation	54,009
7,495	Cytec Industries, Inc.	159,044
6,959	Ferro Corporation	49,061
11,776	FMC Corporation	526,741
10,699	Lubrizol Corporation	389,337
2,981	Minerals Technologies, Inc.	121,923
12,231	Olin Corporation	221,137
20,478	RPM International, Inc.	272,153
7,691	Sensient Technologies Corporation	183,661
16,248	Terra Industries, Inc.	270,854
6,968	The Scotts Miracle-Gro Company - Class A	207,089
15,875	Valspar Corporation	287,179
		3,837,784
Construction (.6%)
6,590	Martin Marietta Materials, Inc.	639,757
Iron and Steel (.8%)
7,013	Carpenter Technology Corporation	144,047
18,057	Cliffs Natural Resources, Inc.	462,440
25,726	Steel Dynamics, Inc.	287,617
		894,104
Manufacturing (.1%)
4,725	Mine Safety Appliances Company	112,975
Metal Fabrication (.4%)
18,104	Commercial Metals Company	214,895
10,145	Reliance Steel & Aluminum	202,291
		417,186

Shares		Market Value(a)
Basic Materials—continued
Paper and Forest (1.1%)
14,461	Louisiana-Pacific Corporation	$22,559
16,290	Packaging Corporation of America	219,264
6,287	Potlatch Corporation	163,525
12,540	Rayonier, Inc.	393,129
15,865	Sonoco Products Company	367,433
16,944	Temple-Inland, Inc.	81,331
		1,247,241
Capital Goods (9.9%)
Aerospace/Defense (.1%)
15,824	BE Aerospace, Inc. (b)	121,687
Construction (.2%)
13,288	The Shaw Group, Inc. (b)	272,005
Containers — Metal/Glass (.2%)
5,423	Greif, Inc. - Class A	181,291
Electrical Equipment (1.1%)
9,276	Energizer Holdings, Inc. (b)	502,203
8,928	Hubbell, Inc. - Class B	291,767
19,019	Trimble Navigation, Ltd. (b)	411,001
		1,204,971
Engineering/Construction (1.6%)
6,263	Dycom Industries, Inc. (b)	51,482
5,234	Granite Construction, Inc.	229,930
17,147	Joy Global, Inc.	392,495
31,389	Quanta Services, Inc. (b)	621,502
13,283	URS Corporation (b)	541,548
		1,836,957
Hardware and Tools (.2%)
11,631	Kennametal, Inc.	258,092
Machinery (2.0%)
14,595	AGCO Corporation (b)	344,296
11,909	Bucyrus International, Inc.	220,555
9,468	Graco, Inc.	224,676
13,147	IDEX Corporation	317,500
6,812	Lincoln Electric Holdings, Inc.	346,935
15,097	Terex Corporation (b)	261,480

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Capital Goods—continued
7,713	Wabtec Corporation	$306,592
10,084	Zebra Technologies Corporation - Class A (b)	204,302
		2,226,336
Manufacturing (4.1%)
16,978	Ametek, Inc.	512,905
10,740	Aptargroup, Inc.	378,478
9,705	Carlisle Companies, Inc.	200,894
7,709	Crane Company	132,903
12,239	Donaldson Company, Inc.	411,842
7,540	Federal Signal Corporation	61,903
13,286	Harsco Corporation	367,757
3,157	Lancaster Colony Corporation	108,285
4,862	Matthews International Corporation - Class A	178,338
5,425	Nordson Corporation	175,173
15,691	Pentair, Inc.	371,406
14,272	Roper Industries, Inc.	619,548
8,658	SPX Corporation	351,082
6,318	Teleflex, Inc.	316,532
6,480	The Brink's Company	174,182
12,653	Trinity Industries, Inc.	199,411
		4,560,639
Metal Fabrication (.3%)
13,517	Timken Company	265,339
9,530	Worthington Industries, Inc.	105,021
		370,360
Trucks and Parts (.1%)
11,841	Oshkosh Corporation	105,266
Communication Services (1.6%)
Broadcasting (.1%)
12,084	Lamar Advertising Company - Class A (b)	151,775
Communications Equipment (.2%)
12,545	Neustar, Inc. - Class A (b)	239,986
Computer Networking (.3%)
9,475	Idexx Laboratories, Inc. (b)	341,858

Shares		Market Value(a)
Communication Services—continued
Telecommunication (.5%)
18,731	ADC Telecommunications, Inc. (b)	$102,459
8,715	Adtran, Inc.	129,679
11,195	CommScope, Inc. (b)	173,970
7,774	Plantronics, Inc.	102,617
41,860	RF Micro Devices, Inc. (b)	32,651
		541,376
Telephone (.5%)
36,655	Cincinnati Bell, Inc. (b)	70,744
16,935	Telephone & Data Systems, Inc.	537,686
		608,430
Consumer Cyclical (11.7%)
Auto (.5%)
11,742	ArvinMeritor, Inc.	33,465
18,422	BorgWarner, Inc.	401,047
5,218	Modine Manufacturing Company	25,412
5,644	Thor Industries, Inc.	74,388
		534,312
Distribution Durables (.4%)
7,129	MSC Industrial Direct Company - Class A	262,561
7,957	Tech Data Corporation (b)	141,953
		404,514
Entertainment (.9%)
12,259	Dreamworks Animation SKG, Inc. - Class A (b)	309,662
4,418	International Speedway Corporation - Class A	126,929
13,273	Macrovision Solutions Corporation (b)	167,903
7,802	Marvel Entertainment, Inc. (b)	239,912
6,627	NetFlix, Inc. (b)	198,081
		1,042,487
Food & Health (.1%)
8,721	NBTY, Inc. (b)	136,484
Home Builders (1.0%)
8,058	Hovnanian Enterprises, Inc. - Class A (b)	13,860
5,850	MDC Holdings, Inc.	177,255

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Consumer Cyclical—continued
912	NVR, Inc. (b)	$416,100
6,797	Ryland Group, Inc.	120,103
20,726	Toll Brothers, Inc. (b)	444,158
		1,171,476
Houseware (—)
6,598	Furniture Brands International, Inc.	14,582
Leisure (.5%)
10,274	Callaway Golf Company	95,445
6,457	Priceline.com, Inc. (b)	475,558
		571,003
Lodging — Hotel (.1%)
9,080	Boyd Gaming Corporation	42,948
Manufacturing (.3%)
5,333	Mettler Toledo International, Inc. (b)	359,444
Office Equipment (.2%)
8,532	Herman Miller, Inc.	111,172
7,040	HNI Corporation	111,514
		222,686
Publishing (.3%)
13,983	Belo Corporation - Class A	21,813
6,811	John Wiley & Sons, Inc. - Class A	242,335
4,206	Scholastic Corporation	57,118
		321,266
Retail (5.5%)
7,455	99 Cents Only Stores (b)	81,483
15,064	Advance Auto Parts, Inc.	506,904
10,630	Aeropostale, Inc. (b)	171,143
32,799	American Eagle Outfitters, Inc.	306,999
7,224	American Greetings Corporation - Class A	54,686
9,089	AnnTaylor Stores Corporation (b)	52,444
5,863	Barnes & Noble, Inc.	87,945
9,355	BJ's Wholesale Club, Inc. (b)	320,502
35,068	CarMax, Inc. (b)	276,336
28,205	Chico's FAS, Inc. (b)	117,897

Shares		Market Value(a)
Consumer Cyclical—continued
7,543	Coldwater Creek, Inc. (b)	$21,498
10,143	Collective Brands, Inc. (b)	118,876
10,076	Copart, Inc. (b)	273,966
13,536	Dick's Sporting Goods, Inc. (b)	190,993
14,417	Dollar Tree, Inc. (b)	602,631
24,646	Foot Locker, Inc.	180,902
9,581	Guess?, Inc.	147,068
8,250	J Crew Group, Inc. (b)	100,650
21,401	O'Reilly Automotive, Inc. (b)	657,867
10,450	Pacific Sunwear of California, Inc. (b)	16,616
20,223	PetSmart, Inc.	373,114
6,872	Regis Corporation	99,850
20,583	Ross Stores, Inc.	611,933
22,602	Saks, Inc. (b)	98,997
7,417	The Warnaco Group, Inc. (b)	145,596
7,320	Timberland Company - Class A (b)	84,546
5,802	Under Armour, Inc. - Class A (b)	138,320
18,143	Urban Outfitters, Inc. (b)	271,782
13,780	Williams-Sonoma, Inc.	108,311
		6,219,855
Service (.8%)
19,998	Corrections Corporation of America (b)	327,167
6,042	Harte-Hanks, Inc.	37,702
6,579	Rollins, Inc.	118,948
10,343	Scientific Games Corporation - Class A (b)	181,416
10,705	Sotheby's	95,167
13,801	ValueClick, Inc. (b)	94,399
		854,799
Special Services (.4%)
6,480	Brink's Home Security Holdings, Inc. (b)	142,042
40,664	Service Corporation International	202,100
5,414	The Corporate Executive Board Company	119,433
		463,575

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Consumer Cyclical—continued
Textiles (.7%)
14,871	Hanesbrands, Inc. (b)	$189,605
8,925	Mohawk Industries, Inc. (b)	383,507
8,187	Phillips-Van Heusen Corporation	164,804
		737,916
Consumer Staples (7.0%)
Beverage (.5%)
11,764	Hansen Natural Corporation (b)	394,447
9,115	PepsiAmericas, Inc.	185,581
		580,028
Food (1.7%)
11,850	Corn Products International, Inc.	341,872
12,542	Flowers Food, Inc.	305,523
11,153	Hormel Foods Corporation	346,635
8,963	Ralcorp Holdings, Inc. (b) (d)	523,439
18,903	Smithfield Foods, Inc. (b)	265,965
4,120	Tootsie Roll Industries, Inc.	105,513
		1,888,947
Household Products (.8%)
3,847	Blyth, Inc.	30,160
11,141	Church & Dwight Company, Inc.	625,233
9,862	Tupperware Brands Corporation	223,867
		879,260
Personal Care (.3%)
13,559	Alberto-Culver Company	332,331
Restaurants (.9%)
4,883	Bob Evans Farms, Inc.	99,760
16,201	Brinker International, Inc.	170,759
5,247	Chipotle Mexican Grill, Inc. - Class A (b)	325,209
9,500	The Cheesecake Factory (b)	95,950
66,515	Wendy's/Arby's Group, Inc. - Class A	328,584
		1,020,262

Shares		Market Value(a)
Consumer Staples—continued
Retail (.2%)
6,226	Ruddick Corporation	$172,149
Service (2.5%)
11,703	Career Education Corporation (b)	209,952
13,617	Corinthian Colleges, Inc. (b)	222,910
9,800	DeVry, Inc.	562,618
4,986	ITT Educational Services, Inc. (b)	473,570
4,368	Kelly Services, Inc. - Class A	56,828
7,027	Korn/Ferry International (b)	80,248
12,403	Manpower, Inc.	421,578
14,687	MPS Group, Inc. (b)	110,593
10,621	Rent-A-Center, Inc. (b)	187,461
2,188	Strayer Education, Inc.	469,129
9,528	United Rentals, Inc. (b)	86,895
		2,881,782
Tobacco (.1%)
3,975	Universal Corporation	118,733
Energy (6.5%)
Mining (.4%)
22,728	Arch Coal, Inc.	370,239
10,095	Patriot Coal Corporation (b)	63,094
		433,333
Oil & Gas (4.2%)
5,887	Bill Barrett Corporation (b)	124,392
13,247	Cimarex Energy Company	354,755
7,320	Comstock Resources, Inc. (b)	345,870
39,302	Denbury Resources, Inc. (b)	429,178
8,394	Encore Acquisition Company (b)	214,215
15,451	Forest Oil Corporation (b)	254,787
16,530	Frontier Oil Corporation	208,774
14,612	Helix Energy Solutions Group, Inc. (b)	105,791
16,740	Helmerich & Payne, Inc.	380,835

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Energy—continued
14,136	Mariner Energy, Inc. (b)	$144,187
21,039	Newfield Exploration Company (b) (d)	415,520
8,666	Oceaneering International, Inc. (b)	252,527
24,598	Patterson-UTI Energy, Inc.	283,123
17,118	Plains Exploration & Production Company (b)	397,822
27,534	Pride International, Inc. (b)	439,993
17,787	Quicksilver Resources, Inc. (b)	99,074
19,724	Southern Union Company	257,201
		4,708,044
Oil & Gas Services (1.3%)
10,294	Exterran Holdings, Inc. (b)	219,262
19,892	FMC Technologies, Inc. (b)	474,026
12,334	Superior Energy Services, Inc. (b)	196,481
8,199	Tidewater, Inc.	330,174
7,518	Unit Corporation (b)	200,881
		1,420,824
Pipelines (.3%)
12,588	National Fuel Gas Company	394,382
Service (.3%)
25,700	KBR, Inc.	390,640
Financial (19.9%)
Auto Finance (.1%)
18,499	AmeriCredit Corporation (b)	141,332
Banks (4.6%)
20,318	Associated Banc-Corp	425,256
11,502	BancorpSouth, Inc.	268,687
7,590	Bank of Hawaii Corporation	342,840
7,876	Cathay General Bancorp	187,055
6,437	City National Corporation	313,482
10,493	Commerce Bancshares, Inc.	461,167

Shares		Market Value(a)
Financial—continued
9,437	Cullen/Frost Bankers, Inc.	$478,267
12,882	FirstMerit Corporation	265,240
27,838	Fulton Financial Corporation	267,802
3,894	PacWest Bancorp	104,749
5,216	SVB Financial Group (b)	136,816
44,668	Synovus Financial Corporation	370,744
18,331	TCF Financial Corporation	250,401
32,205	The Colonial BancGroup, Inc.	66,664
21,450	Valley National Bancorp	434,362
13,996	Washington Federal, Inc.	209,380
8,387	Webster Financial Corporation	115,573
4,595	Westamerica Bancorporation	235,034
10,831	Wilmington Trust Corporation	240,881
		5,174,400
Commercial Services (.1%)
8,135	Deluxe Corporation	121,700
Finance — Diversified (1.0%)
6,535	Affiliated Managers Group, Inc. (b)	273,947
18,460	Eaton Vance Corporation	387,845
8,084	FTI Consulting, Inc. (b)	361,193
7,445	Navigant Consulting, Inc. (b)	118,152
		1,141,137
Insurance (5.5%)
11,947	American Financial Group, Inc.	273,347
15,113	Arthur J Gallagher & Company	391,578
18,458	Brown & Brown, Inc.	385,772
9,770	Everest Re Group, Ltd. (c)	743,888
33,697	Fidelity National Financial, Inc. - Class A	598,122
14,774	First American Corporation	426,821

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Financial—continued
18,247	HCC Insurance Holdings, Inc.	$488,107
6,214	Horace Mann Educators Corporation	57,107
5,663	Mercury General Corporation	260,441
36,711	Old Republic International Corporation	437,595
11,121	Protective Life Corporation	159,586
11,543	Reinsurance Group of America, Inc.	494,271
7,783	StanCorp Financial Group, Inc.	325,096
8,126	The Hanover Insurance Group, Inc.	349,174
11,037	The PMI Group, Inc.	21,522
7,832	Unitrin, Inc.	124,842
22,061	WR Berkley Corporation	683,891
		6,221,160
Investment Bankers/Brokers (.9%)
22,626	Apollo Investment Corporation	210,648
19,245	Jefferies Group, Inc.	270,585
15,345	Raymond James Financial, Inc.	262,860
13,490	Waddell & Reed Financial, Inc. - Class A	208,555
		952,648
Mortgage Revenue Bonds (.4%)
13,337	Lender Processing Services, Inc.	392,775
Real Estate Investment Trust (.2%)
5,489	Jones Lang Lasalle, Inc.	152,045
Real Estate Investment Trust — Apartments (1.0%)
8,128	BRE Properties, Inc.	227,421
8,473	Camden Property Trust	265,544
4,262	Essex Property Trust, Inc.	327,108
21,665	UDR, Inc.	298,760
		1,118,833

Shares		Market Value(a)
Financial—continued
Real Estate Investment Trust — Diversified (.6%)
6,948	Cousins Properties, Inc.	$96,230
23,444	Duke Realty Corporation	256,946
15,616	Liberty Property Trust	356,513
		709,689
Real Estate Investment Trust — Health Care (1.2%)
16,458	Health Care REIT, Inc.	694,528
15,805	Nationwide Health Properties, Inc.	453,920
13,140	Omega Healthcare Investors, Inc.	209,846
		1,358,294
Real Estate Investment Trust — Hotels (.2%)
14,951	Hospitality Properties Trust	222,321
Real Estate Investment Trust — Office Property (1.0%)
5,127	Alexandria Real Estate Equities, Inc.	309,363
10,113	Highwoods Properties, Inc.	276,692
10,480	Mack-Cali Realty Corporation	256,760
9,110	SL Green Realty Corporation	235,949
		1,078,764
Real Estate Investment Trust — Regional Mall (.2%)
12,108	The Macerich Company	219,881
Real Estate Investment Trust — Shopping Centers (1.6%)
5,245	Equity One, Inc.	92,836
9,382	Federal Realty Investment Trust	582,435
16,588	Realty Income Corporation	384,012
11,136	Regency Centers Corporation	520,051
12,327	Weingarten Realty Investors	255,046
		1,834,380

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Financial—continued
Real Estate Investment Trust — Warehouse/Industrial (.3%)
15,669	AMB Property Corporation	$366,968
Savings and Loans (1.0%)
12,810	Astoria Financial Corporation	211,109
18,859	First Niagara Financial Group, Inc.	304,950
54,757	New York Community Bancorp, Inc.	654,894
		1,170,953
Health Care (9.6%)
Biotechnology (1.1%)
11,168	Affymetrix, Inc. (b)	33,392
3,039	Bio-Rad Labratories, Inc. - Class A (b)	228,867
10,767	Charles River Laboratories International, Inc. (b)	282,095
23,938	Vertex Pharmaceuticals, Inc. (b) (d)	727,236
		1,271,590
Drugs (2.0%)
18,625	Endo Pharmaceuticals Holdings, Inc. (b)	482,015
9,023	Medicis Pharmaceutical Corporation - Class A	125,420
12,352	Perrigo Company	399,093
18,757	Pharmaceutical Product Development, Inc.	544,141
17,320	Sepracor, Inc. (b)	190,174
3,695	United Therapeutics Corporation (b)	231,122
12,965	Valeant Pharmaceuticals International (b)	296,898
		2,268,863
Health Care — Equipment (.5%)
7,619	Masimo Corporation (b)	227,275
8,920	Thoratec Corporation (b)	289,811
		517,086

Shares		Market Value(a)
Health Care—continued
Hospital Management (1.0%)
14,838	Community Health Systems, Inc. (b)	$216,338
38,823	Health Management Associates, Inc. - Class A (b)	69,493
4,767	Kindred Healthcare, Inc. (b)	62,066
8,500	LifePoint Hospitals, Inc. (b)	194,140
8,898	Psychiatric Solutions, Inc. (b)	247,809
8,059	Universal Health Services, Inc. - Class B	302,777
		1,092,623
Managed Care (.2%)
16,496	Health Net, Inc. (b)	179,641
6,635	Wellcare Health Plans, Inc. (b)	85,326
		264,967
Medical Products/Supplies (3.6%)
8,287	Advanced Medical Optics, Inc. (b)	54,777
9,970	Beckman Coulter, Inc.	438,082
8,855	Edwards Lifesciences Corporation (b)	486,582
8,650	Gen-Probe, Inc. (b)	370,566
14,215	Henry Schein, Inc. (b)	521,548
9,944	Hill-Rom Holdings, Inc.	163,678
40,763	Hologic, Inc. (b)	532,772
8,911	Kinetic Concepts, Inc. (b)	170,913
12,041	ResMed, Inc. (b)	451,297
9,366	STERIS Corporation	223,754
6,049	Techne Corporation	390,281
13,464	VCA Antech, Inc. (b)	267,664
		4,071,914
Personal Care (.1%)
5,559	Life Time Fitness, Inc. (b)	71,989
Special Services (1.1%)
10,068	Covance, Inc. (b)	463,430
11,832	Lincare Holdings, Inc. (b)	318,636
16,569	Omnicare, Inc.	459,955
		1,242,021

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Technology (11.2%)
Aerospace/Defense (.6%)
32,252	SAIC, Inc. (b)	$628,269
Computer Hardware (.4%)
4,795	Imation Corporation	65,068
35,248	Western Digital Corporation (b)	403,590
		468,658
Computer Networking (.7%)
64,631	3COM Corporation (b)	147,359
10,267	Alliance Data Systems Corporation (b) (d)	477,724
13,240	Polycom, Inc. (b)	178,872
		803,955
Computer Peripherals (.1%)
7,126	Avocent Corporation (b)	127,627
Computer Services & Software (4.1%)
5,553	ACI Worldwide, Inc. (b)	88,293
10,806	Acxiom Corporation	87,637
2,656	Advent Software, Inc. (b)	53,040
14,270	Ansys, Inc. (b)	397,990
41,404	Cadence Design Systems, Inc. (b)	151,539
10,824	Cerner Corporation (b)	416,183
5,900	Digital River, Inc. (b)	146,320
12,672	F5 Networks, Inc. (b)	289,682
9,428	Gartner, Inc. (b)	168,101
12,758	Global Payments, Inc.	418,335
26,225	Ingram Micro, Inc. - Class A (b)	351,153
14,693	Mentor Graphics Corporation (b)	75,963
14,279	Metavante Technologies, Inc. (b)	230,035
9,071	National Instruments Corporation	220,970
17,462	Palm, Inc. (b)	53,608
18,486	Parametric Technology Corporation (b)	233,848
21,225	SEI Investments Company	333,445
6,697	SRA International, Inc. - Class A (b)	115,523
12,895	Sybase, Inc. (b)	319,409

Shares		Market Value(a)
Technology—continued
22,923	Synopsys, Inc. (b)	$424,534
10,795	Wind River Systems, Inc. (b)	97,479
		4,673,087
Computer Systems (1.0%)
10,516	Diebold, Inc.	295,394
13,445	Jack Henry & Associates, Inc.	260,967
3,323	Mantech International Corporation - Class A (b)	180,073
25,104	NCR Corporation (b)	354,971
		1,091,405
Electrical Defense (.4%)
5,204	Alliant Techsystems, Inc. (b)	446,295
Electrical Equipment (.3%)
22,223	Gentex Corporation	196,229
29,679	Vishay Intertechnology, Inc. (b)	101,502
		297,731
Electrical Instruments (.5%)
8,894	Thomas & Betts Corporation (b)	212,656
4,607	Varian, Inc. (b)	154,381
8,677	Woodward Governor Company	199,745
		566,782
Electronic Components — Semiconductor (1.5%)
71,267	Atmel Corporation (b)	223,066
14,052	Cree, Inc. (b)	223,005
19,748	Fairchild Semiconductor International, Inc. (b)	96,568
26,891	Integrated Device Technology, Inc. (b)	150,859
11,594	International Rectifier Corporation (b)	156,519
19,541	Intersil Corporation - Class A	179,582
19,878	Lam Research Corporation (b)	423,004
9,611	Semtech Corporation (b)	108,316
7,359	Silicon Laboratories, Inc. (b)	182,356
		1,743,275

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Technology—continued
Electronics — Computer Distribution (.7%)
18,979	Arrow Electronics, Inc. (b)	$357,564
23,967	Avnet, Inc. (b)	436,439
		794,003
	Service — Data Processing (.9%)
22,495	Broadridge Financial Solutions, Inc.	282,087
6,399	DST Systems, Inc. (b)	243,034
6,706	Factset Research Systems, Inc.	296,673
7,712	Fair Isaac Corporation	130,024
		951,818
Transportation (1.8%)
Airlines (.4%)
18,650	Airtran Holdings, Inc. (b)	82,806
5,760	Alaska Air Group, Inc. (b)	168,480
29,151	JetBlue Airways Corporation (b)	206,972
		458,258
Railroads (.3%)
14,524	Kansas City Southern (b)	276,682
Shipping (.3%)
6,578	Alexander & Baldwin, Inc.	164,845
4,012	Overseas Shipholding Group, Inc.	168,945
		333,790
Transport Services (—)
9,426	YRC Worldwide, Inc. (b)	27,053
Trucking (.8%)
7,290	Con-way, Inc.	193,914
7,747	GATX Corporation	239,925
13,030	JB Hunt Transport Services, Inc.	342,298
6,779	Werner Enterprises, Inc.	117,548
		893,685

Shares		Market Value(a)
Utilities (7.9%)
Electric Companies (5.0%)
17,571	Alliant Energy Corporation	$512,722
6,117	Black Hills Corporation	164,914
18,448	DPL, Inc.	421,352
18,919	Great Plains Energy, Inc.	365,704
14,339	Hawaiian Electric Industries, Inc.	317,465
7,249	Idacorp, Inc.	213,483
29,219	MDU Resources Group, Inc.	630,546
24,770	Northeast Utilities	595,966
16,992	NSTAR	620,038
37,251	NV Energy, Inc.	368,412
14,761	OGE Energy Corporation	380,539
13,757	PNM Resources, Inc.	138,671
20,630	Puget Energy, Inc.	562,580
17,228	Westar Energy, Inc.	353,346
		5,645,738
Natural Gas (2.0%)
12,215	AGL Resources, Inc.	382,940
11,408	Energen Corporation	334,597
16,625	Oneok, Inc.	484,120
17,164	UGI Corporation	419,145
12,883	Vectren Corporation	322,204
7,950	WGL Holdings, Inc.	259,886
		2,202,892
Waste Management (.5%)
3,208	Clean Harbors, Inc. (b)	203,516
12,682	Waste Connections, Inc. (b)	400,371
		603,887
Water Utilities (.4%)
21,503	Aqua America, Inc.	442,747
Total common stocks (cost: $144,468,756)		105,405,059

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Short-Term Securities (5.0%)
Investment Companies (5.0%)
4,250,000	SEI Daily Income Trust Treasury Fund - Class A, current rate 0.040%	$1,321,987
1,321,987	Wells Fargo & Company Treasury Plus Fund, currrent rate 0.050%	4,250,000
	Total short-term securities (cost: $5,571,986)	5,571,987
	Total investments in securities (cost: $150,040,742) (e)	$110,977,046
	Cash and other assets in excess of liabilities (1.3%)	1,444,335
	Total net assets (100%)	$112,421,381

Investments in Securities Legend

(a)  Securities are valued by procedures described in note 2 of the Notes to Financial Statements.

(b)  Non-income producing.

(c)  The Portfolio held .7% of net assets in foreign securities at December 31, 2008.

(d)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2008, securities with an aggregate market value of $1,683,380 were segregated to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Depreciation
S&P Mid-Cap 400® EMINI	March 2009	120	Long	$281,895

(e)  At December 31, 2008 the cost of securities for federal income tax purposes was $150,645,891. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$5,965,052
Gross unrealized depreciation	(45,633,897)
Net unrealized depreciation	$(39,668,845)

See accompanying notes to financial statements.

Real Estate Securities Portfolio
Investments in Securities

December 31, 2008

(Percentages of each investment category relate to total net assets.)

Shares		Market Value(a)
Common Stocks (93.8%)
Communication Services (.4%)
Telecommunication (.4%)
10,900	American Tower Corporation - Class A (b)	$319,588
Consumer Cyclical (.2%)
Lodging — Hotel (.2%)
5,500	Marriott International, Inc. - Class A	106,975
Financial (93.0%)
Investment Companies (.3%)
3,600	UltraShort Real Estate ProShares	182,556
Real Estate (3.5%)
38,850	Brookfield Properties, Corporation (c)	300,310
51,500	CB Richard Ellis Group, Inc. - Class A (b)	222,480
59,200	Digital Realty Trust, Inc.	1,944,720
		2,467,510
Real Estate Investment Trust — Apartments (16.1%)
25,800	American Campus Communities, Inc.	528,384
33,800	AvalonBay Communities, Inc.	2,047,604
39,200	BRE Properties, Inc.	1,096,816
17,700	Camden Property Trust	554,718
109,400	Equity Residential	3,262,308
29,000	Essex Property Trust, Inc.	2,225,750
12,700	Home Properties, Inc.	515,620
25,800	Mid-America Apartment Communities, Inc.	958,728
22,300	UDR, Inc.	307,517
		11,497,445
Real Estate Investment Trust — Diversified (11.9%)
38,200	Cousins Properties, Inc.	529,070
7,800	Entertainment Properties Trust	232,440
23,900	Liberty Property Trust	545,637
47,500	National Retail Properties, Inc.	816,525
21,100	PS Business Parks, Inc.	942,326

Shares		Market Value(a)
Financial—continued
65,300	Vornado Realty Trust	$3,940,855
54,000	Washington Real Estate Investment Trust	1,528,200
		8,535,053
Real Estate Investment Trust — Health Care (13.7%)
22,000	Cogdell Spencer, Inc.	205,920
110,800	HCP, Inc.	3,076,916
46,800	Health Care REIT, Inc.	1,974,960
30,700	Healthcare Realty Trust, Inc.	720,836
46,900	Nationwide Health Properties, Inc.	1,346,968
74,000	Ventas, Inc.	2,484,180
		9,809,780
Real Estate Investment Trust — Hotels (2.1%)
81,600	Hersha Hospitality Trust	244,800
117,940	Host Hotels & Resorts, Inc.	892,806
33,400	LaSalle Hotel Properties	369,070
		1,506,676
Real Estate Investment Trust — Office Property (13.0%)
15,400	Alexandria Real Estate Equities, Inc.	929,236
54,721	Boston Properties, Inc.	3,009,655
54,020	Corporate Office Properties Trust	1,658,414
106,008	Douglas Emmett, Inc.	1,384,465
7,700	Highwoods Properties, Inc.	210,672
45,400	Kilroy Realty Corporation	1,519,084
21,400	SL Green Realty Corporation	554,260
		9,265,786
Real Estate Investment Trust — Regional Mall (10.3%)
119,020	General Growth Properties, Inc.	153,536
101,200	Simon Property Group, Inc.	5,376,756
33,800	Taubman Centers, Inc.	860,548
53,000	The Macerich Company	962,480
		7,353,320

See accompanying notes to financial statements.

Real Estate Securities Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Financial—continued
Real Estate Investment Trust — Self Storage (6.2%)
55,800	Public Storage, Inc.	$4,436,100
Real Estate Investment Trust — Shopping Centers (11.1%)
51,600	Acadia Realty Trust	736,332
28,800	Federal Realty Investment Trust	1,787,904
107,000	Kimco Realty Corporation	1,955,960
37,700	Kite Realty Group Trust	209,612
36,700	Regency Centers Corporation	1,713,890
18,200	Saul Centers, Inc.	718,900
21,200	Tanger Factory Outlet Centers, Inc.	797,544
		7,920,142

Shares		Market Value(a)
Financial—continued
Real Estate Investment Trust — Warehouse/Industrial (4.8%)
24,800	AMB Property Corporation	$580,816
21,400	EastGroup Properties, Inc.	761,412
151,976	ProLogis	2,110,947
		3,453,175
Health Care (.2%)
Managed Care (.2%)
17,000	Sun Healthcare Group, Inc. (b)	150,450
Total common stocks (cost: $84,515,935)		67,004,556

Short-Term Securities (6.6%)
Investment Companies (6.6%)
3,250,000	SEI Daily Income Trust Treasury Fund - Class A, current rate 0.040%	$3,250,000
1,454,010	Wells Fargo & Company Treasury Plus Fund, current rate 0.050%	1,454,010
	Total short-term securities (cost: $4,704,010)	4,704,010
	Total investments in securities (cost: $89,219,945) (d)	$71,708,566
	Liabilities in excess of cash and other assets (-.4%)	(250,092)
	Total net assets (100%)	$71,458,474

Investments in Securities Legend

(a)  Securities are valued by procedures described in note 2 of the Notes to Financial Statements.

(b)  Non-income producing.

(c)  The Portfolio held 0.4% of net assets in foreign securities at December 31, 2008.

(d)  At December 31, 2008 the cost of securities for federal income tax purposes was $91,813,081. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$1,825,587
Gross unrealized depreciation	(21,930,102)
Net unrealized depreciation	$(20,104,515)

See accompanying notes to financial statements.

(This page has been left blank intentionally.)

Advantus Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2008

	Bond Portfolio	Money Market Portfolio	Mortgage Securities Portfolio	Index 500 Portfolio
Assets
Investments in securities, at fair value – see accompanying schedule for detailed listing*	$359,252,702	$149,569,315	$147,322,236	$375,751,442
Cash in bank on demand deposit	–	–	2,035,859	229,967
Foreign currency in bank on deposit (identified cost: $91,379)	–	–	–	–
Receivable for Fund shares sold	161,389	–	48	449,473
Receivable for investment securities sold (including paydowns)	13,603,995	–	5,307,882	399
Dividends and accrued interest receivable	2,824,955	123,996	736,107	810,521
Receivable for refundable foreign income taxes withheld	–	–	–	–
Unrealized appreciation on forward foreign currency contracts held, at value	–	–	–	–
Variation margin receivable	103,312	–	220,219	164,288
Prepaid expenses	17,917	30,045	7,301	21,758
Total assets	375,964,270	149,723,356	155,629,652	377,427,848
Liabilities
Bank overdraft	20,469	12,523	–	–
Payable for Fund shares repurchased	–	511,164	9,227	–
Payable for investment securities purchased	17,459,073	–	6,935,660	4,576,360
Payable for investment securities purchased on a forward – commitment basis (note 2)	23,323,110	–	15,895,232	–
Payable to Advisor	202,642	76,755	83,998	131,370
Accrued expenses	56,705	33,948	42,142	69,060
Other payables	5,971	–	1,726	–
Unrealized depreciation on forward foreign currency contracts held, at value	–	–	–	–
Total liabilities	41,067,970	634,390	22,967,985	4,776,790
Net assets applicable to outstanding capital stock	$334,896,300	$149,088,966	$132,661,667	$372,651,058
Represented by:
Capital stock – authorized 10 trillion shares of $.01 par value**	$2,451,503	$1,490,910	$969,369	$1,231,528
Additional paid-in capital	423,166,566	147,598,056	171,791,480	271,156,238
Undistributed net investment income (loss)	–	–	–	–
Accumulated net realized gains (losses) from investments and foreign currency transactions (note 2)	(21,729,090)	–	(6,588,193)	(4,671,644)
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(68,992,679)	–	(33,510,989)	104,934,936
Total – representing net assets applicable to outstanding capital stock	$334,896,300	$149,088,966	$132,661,667	$372,651,058
Net assets by class:
Class 1	$114,651	$–	$48,892	$24,013
Class 2	334,781,649	149,088,966	132,612,775	372,627,045
Net asset value per share of outstanding capital stock by class:
Class 1	1.37	–	1.37	3.03
Class 2	1.37	1.00	1.37	3.03
* Identified cost	$428,187,904	$149,569,315	$179,947,321	$271,121,111
** Shares outstanding by class:
Class 1	83,874	–	35,691	7,927
Class 2	245,066,405	149,091,027	96,901,167	123,144,921

See accompanying notes to financial statements.

	International Bond Portfolio	Index 400 Mid-Cap Portfolio	Real Estate Securities Portfolio
Assets
Investments in securities, at fair value – see accompanying schedule for detailed listing*	$76,829,483	$110,977,046	$71,708,566
Cash in bank on demand deposit	1,262,184	173,238	–
Foreign currency in bank on deposit (identified cost: $91,379)	97,867	–	–
Receivable for Fund shares sold	5,705	358,139	552
Receivable for investment securities sold (including paydowns)	3,978,452	1,342,405	165,608
Dividends and accrued interest receivable	1,092,371	156,667	507,014
Receivable for refundable foreign income taxes withheld	51,734	–	–
Unrealized appreciation on forward foreign currency contracts held, at value	10,305,232	–	–
Variation margin receivable	–	128,374	–
Prepaid expenses	4,656	12,476	4,352
Total assets	93,627,684	113,148,345	72,386,092
Liabilities
Bank overdraft	–	–	10,756
Payable for Fund shares repurchased	–	–	365,804
Payable for investment securities purchased	–	644,836	452,112
Payable for investment securities purchased on a forward – commitment basis (note 2)	–	–	–
Payable to Advisor	75,477	40,776	58,835
Accrued expenses	57,348	41,352	40,111
Other payables	2,991	–	–
Unrealized depreciation on forward foreign currency contracts held, at value	425,268	–	–
Total liabilities	561,084	726,964	927,618
Net assets applicable to outstanding capital stock	$93,066,600	$112,421,381	$71,458,474
Represented by:
Capital stock – authorized 10 trillion shares of $.01 par value**	$591,723	$895,258	$464,814
Additional paid-in capital	102,959,689	151,194,968	96,284,818
Undistributed net investment income (loss)	(11,451,358)	–	–
Accumulated net realized gains (losses) from investments and foreign currency transactions (note 2)	(46,422)	(887,044)	(7,779,779)
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,012,968	(38,781,801)	(17,511,379)
Total – representing net assets applicable to outstanding capital stock	$93,066,600	$112,421,381	$71,458,474
Net assets by class:
Class 1	$60,405	$23,993	$37,615
Class 2	93,006,195	112,397,388	71,420,859
Net asset value per share of outstanding capital stock by class:
Class 1	1.57	1.26	1.54
Class 2	1.57	1.26	1.54
* Identified cost	$85,506,175	$150,040,742	$89,219,945
** Shares outstanding by class:
Class 1	38,374	19,084	24,445
Class 2	59,133,935	89,506,737	46,456,979

Advantus Series Funds, Inc.

Statements of Operations

Year ended December 31, 2008

	Bond Portfolio	Money Market Portfolio	Mortgage Securities Portfolio	Index 500 Portfolio
Investment Income
Interest (net of foreign withholding taxes of $200,793 for International Bond Portfolio)	$22,042,635	$3,817,502	$9,837,243	$97,788
Dividends (net of foreign withholding taxes of $2,027 for Real Estate Securities Portfolio)	225,209	–	–	11,673,975
Income from securities lending activities	235,933	–	25,937	161,185
Total investment income	22,503,777	3,817,502	9,863,180	11,932,948
Expenses (note 4):
Investment advisory fee	1,539,680	418,426	657,322	772,189
Rule 12b-1 fees – class 2	962,222	348,688	410,779	1,286,954
Administrative services fee	46,426	26,434	52,424	28,433
Custodian fees	8,611	6,293	4,447	19,310
Audit and accounting services	221,262	105,609	133,807	160,899
Legal fees	35,644	52,643	31,489	31,894
Printing and shareholder reports	24,552	23,681	23,851	24,467
Director's fees	10,226	10,366	10,379	10,511
Insurance	5,552	13,200	2,580	8,718
S&P licensing fee	–	–	–	48,887
Other	17,907	8,534	11,407	28,268
Total expenses	2,872,082	1,013,874	1,338,485	2,420,530
Investment income – net	19,631,695	2,803,628	8,524,695	9,512,418
Realized and Unrealized gains (losses) on investments and foreign currencies:
Net realized gains (losses) from:
Investments (note 3)	(20,532,260)	20,619	(5,839,671)	8,175,024
Foreign currency transactions	–	–	–	–
Net increase from litigation payments	21,921	–	–	76,302
Futures transactions	2,340,091	–	(577,581)	(3,721,165)
Net change in unrealized appreciation or depreciation on:
Investments	(55,829,007)	–	(22,918,870)	(238,959,921)
Translation of assets and liabilities in foreign currency	–	–	–	–
Futures transactions	(566,757)	–	(901,648)	452,151
Net gains (losses) on investments	(74,566,012)	20,619	(30,237,770)	(233,977,609)
Net increase (decrease) in net assets resulting from operations	$(54,934,317)	$2,824,247	$(21,713,075)	$(224,465,191)

See accompanying notes to financial statements.

	International Bond Portfolio	Index 400 Mid-Cap Portfolio	Real Estate Securities Portfolio
Investment Income
Interest (net of foreign withholding taxes of $200,793 for International Bond Portfolio)	$4,135,677	$91,883	$90,187
Dividends (net of foreign withholding taxes of $2,027 for Real Estate Securities Portfolio)	–	2,158,151	3,086,340
Income from securities lending activities	–	179,759	52,063
Total investment income	4,135,677	2,429,793	3,228,590
Expenses (note 4):
Investment advisory fee	565,888	221,411	720,281
Rule 12b-1 fees – class 2	235,738	368,990	257,211
Administrative services fee	50,424	34,430	34,430
Custodian fees	82,098	12,073	11,765
Audit and accounting services	141,832	105,969	100,972
Legal fees	50,634	29,031	28,865
Printing and shareholder reports	38,321	23,359	23,013
Director's fees	10,278	10,346	10,529
Insurance	1,145	2,281	1,633
S&P licensing fee	–	15,721	–
Other	6,847	9,895	9,632
Total expenses	1,183,205	833,506	1,198,331
Investment income – net	2,952,472	1,596,287	2,030,259
Realized and Unrealized gains (losses) on investments and foreign currencies:
Net realized gains (losses) from:
Investments (note 3)	(363,704)	2,900,845	(7,561,743)
Foreign currency transactions	4,122,079	–	–
Net increase from litigation payments	1,241	2,379	–
Futures transactions	–	(2,896,140)	–
Net change in unrealized appreciation or depreciation on:
Investments	(13,007,058)	(63,701,576)	(34,117,826)
Translation of assets and liabilities in foreign currency	9,741,170	–	–
Futures transactions	–	331,378	–
Net gains (losses) on investments	493,728	(63,363,114)	(41,679,569)
Net increase (decrease) in net assets resulting from operations	$3,446,200	$(61,766,827)	$(39,649,310)

Advantus Series Funds, Inc.

Statements of Changes in Net Assets

Year ended December 31, 2008 and December 31, 2007

	Bond Portfolio		Money Market Portfolio
	2008	2007	2008	2007
Operations:
Investment income – net	$19,631,695	$19,990,945	$2,803,628	$5,458,784
Net realized gains (losses) on investments	(18,170,248)	(1,206,596)	20,619	(236)
Net change in unrealized depreciation of investments	(56,395,764)	(10,169,686)	–	–
Net increase (decrease) in net assets resulting from operations	(54,934,317)	8,614,663	2,824,247	5,458,548
Distributions to shareholders from:
Investment income – net
Class 2	–	–	(2,823,810)	(5,458,980)
Total distributions	–	–	(2,823,810)	(5,458,980)
Capital share transactions (note 6):
Proceeds from sales
Class 1	125,573	–	59,880,832	–
Class 2	19,287,927	41,586,286	–	58,424,432
Shares issued as a result of reinvested distributions
Class 1	–	–	2,823,810	5,912,782
Payments for redemption of shares
Class 1	(3,800)	–	–	–
Class 2	(35,685,006)	(10,171,738)	(46,833,216)	(44,607,071)
Increase (decrease) in net assets from capital share transactions	(16,275,306)	31,414,548	15,871,426	19,730,143
Total increase (decrease) in net assets	(71,209,623)	40,029,211	15,871,863	19,729,711
Net assets at beginning of year	406,105,923	366,076,712	133,217,103	113,487,392
Net assets at end of year*	$334,896,300	$406,105,923	$149,088,966	$133,217,103
* including undistributed net investment income of	$–	$–	$–	$–

See accompanying notes to financial statements.

	Mortgage Securities Portfolio		Index 500 Portfolio
	2008	2007	2008	2007
Operations:
Investment income – net	$8,524,695	$10,400,193	$9,512,418	$9,900,684
Net realized gains (losses) on investments	(6,417,252)	(4,100)	4,530,161	24,468,925
Net change in unrealized depreciation of investments	(23,820,518)	(4,410,568)	(238,507,770)	(1,499,503)
Net increase (decrease) in net assets resulting from operations	(21,713,075)	5,985,525	(224,465,191)	32,870,106
Distributions to shareholders from:
Investment income – net
Class 2	–	–	–	–
Total distributions	–	–	–	–
Capital share transactions (note 6):
Proceeds from sales
Class 1	54,290	–	44,838	–
Class 2	1,199,979	7,191,100	15,294,404	8,086,369
Shares issued as a result of reinvested distributions
Class 1	–	–	–	–
Payments for redemption of shares
Class 1	(1,453)	–	(15,153)	–
Class 2	(34,058,409)	(17,989,698)	(55,402,311)	(73,737,946)
Increase (decrease) in net assets from capital share transactions	(32,805,593)	(10,798,598)	(40,078,222)	(65,651,577)
Total increase (decrease) in net assets	(54,518,668)	(4,813,073)	(264,543,413)	(32,781,471)
Net assets at beginning of year	187,180,335	191,993,408	637,194,471	669,975,942
Net assets at end of year*	$132,661,667	$187,180,335	$372,651,058	$637,194,471
* including undistributed net investment income of	$–	$–	$–	$–

Advantus Series Funds, Inc.

Statements of Changes in Net Assets – continued

Year ended December 31, 2008 and December 31, 2007

	International Bond Portfolio		Index 400 Mid-Cap Portfolio
	2008	2007	2008	2007
Operations:
Investment income – net	$2,952,472	$1,531,033	$1,596,287	$1,799,378
Net realized gains (losses) on investments	3,759,616	1,994,611	(7,084)	11,634,845
Net change in unrealized appreciation or depreciation of investments	(3,265,888)	3,186,551	(63,370,198)	(2,772,951)
Net increase (decrease) in net assets resulting from operations	3,446,200	6,712,195	(61,766,827)	10,661,272
Capital share transactions (note 6):
Proceeds from sales
Class 1	62,197	–	32,613	–
Class 2	15,970,392	15,332,701	12,587,824	16,786,157
Payments for redemption of shares
Class 1	(2,788)	–	(918)	–
Class 2	(9,816,249)	(1,321,336)	(6,423,954)	(4,475,491)
Increase (decrease) in net assets from capital share transactions	6,213,552	14,011,365	6,195,565	12,310,666
Total increase (decrease) in net assets	9,659,752	20,723,560	(55,571,262)	22,971,938
Net assets at beginning of year	83,406,848	62,683,288	167,992,643	145,020,705
Net assets at end of year*	$93,066,600	$83,406,848	$112,421,381	$167,992,643
* including undistributed net investment income of	$(11,451,358)	$120,508	$–	$–

See accompanying notes to financial statements.

	Real Estate Securities Portfolio
	2008	2007
Operations:
Investment income – net	$2,030,259	$1,608,104
Net realized gains (losses) on investments	(7,561,743)	10,832,473
Net change in unrealized appreciation or depreciation of investments	(34,117,826)	(34,851,413)
Net increase (decrease) in net assets resulting from operations	(39,649,310)	(22,410,836)
Capital share transactions (note 6):
Proceeds from sales
Class 1	48,526	–
Class 2	8,109,814	11,258,640
Payments for redemption of shares
Class 1	(1,767)	–
Class 2	(12,128,516)	(20,788,886)
Increase (decrease) in net assets from capital share transactions	(3,971,943)	(9,530,246)
Total increase (decrease) in net assets	(43,621,253)	(31,941,082)
Net assets at beginning of year	115,079,727	147,020,809
Net assets at end of year*	$71,458,474	$115,079,727
* including undistributed net investment income of	$–	$–

Advantus Series Fund, Inc.
Notes to Financial Statements

December 31, 2008

(1)  Organization

Advantus Series Fund, Inc. (the Fund) is a Minnesota corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with a series of seven portfolios (each a Portfolio and collectively the Fund: Bond, Money Market, Mortgage Securities, Index 500, International Bond, Index 400 Mid-Cap and Real Estate Securities.) Each Portfolio is diversified except for the International Bond Portfolio. The Fund's prospectus provides a detailed description of each Portfolio's investment objective, policies and strategies. Effective February 11, 2008, the Portfolios issue two classes of shares: Class 1 and Class 2, except for the Money Market Portfolio which only issues one class of shares (Class 1 shares were registered under the Securities Act of 1933 effective November 6, 2007, but the Portfolios did not commence issuing Class 1 shares until February 11, 2008). Class 2 shares and shares of the Money Market Portfolio are subject to a Rule 12b-1 fee that Class 1 shares are not. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class 1 and Class 2 shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund accounts for the assets, liabilities and operations of each Portfolio separately. Shares of the Fund will not be offered directly to the public, but sold only to Minnesota Life Insurance Company's ("Minnesota Life") separate accounts in connection with Minnesota Life variable contracts and policies, and to certain other separate accounts of life insurance affiliates of Minnesota Life, and may also be offered to certain qualified plans.

(2)  Summary of Significant Accounting Policies

The significant accounting policies followed consistently by the Fund are as follows:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, including disclosure of contingent assets and liabilities, as of the balance sheet date and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Investments in Securities

Each Portfolio's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sale price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Advantus Capital Valuation Committee under the supervision of the Fund's Board of Directors and in accordance with Board-approved valuation policies and procedures. A Portfolio's investments will also be valued at fair value by the Valuation Committee if Advantus Capital determines that an event impacting the value of an investment occurred after the close of the security's primary exchange or market (for example, a foreign exchange or market) and before the time the Portfolio's share is calculated. If a significant event impacting the value of a security or group of securities occurs, the Valuation Committee is immediately notified and the members meet promptly to determine whether fair value pricing is needed in accordance with the Fund's valuation procedures and, if so, to approve the pricing methodology to be used.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

Short-term securities, with the exception of those held in the Money Market Portfolio, are valued at market. Pursuant to Rule 2a-7 of the 1940 Act, all securities in the Money Market Portfolio are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1.00 per share. However, there is no assurance the Money Market Portfolio will maintain the $1.00 net asset value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated using the highest-cost basis. Paydowns of securities are recorded as receivables as of the due date, which varies by the issuer. Dividend income is recognized on the ex-dividend date or upon dividend notification for certain foreign securities, and interest income, including amortization of bond premium and accretion of bond discount computed on an effective yield basis, is accrued daily.

Foreign Currency Translations and Forward Foreign Currency Contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities. Such fluctuations are included with net realized and unrealized gains or losses from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

The International Bond Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. International Bond may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by International Bond and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. International Bond is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward currency exchange contracts are obtained from an independent pricing source.

Futures Transactions

To gain exposure to or protect itself from market changes, the Fund (excluding the Money Market Portfolio) may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund may also buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. A Portfolio recognizes a realized gain or loss when the contract is closed or expired.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

Recent Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about the Fund's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Repurchase Agreements

Each Portfolio may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Portfolio acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Portfolio requires at all times that the repurchase agreement be collateralized by cash, U.S. Government securities, U.S. Government-sponsored enterprise securities or corporate securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, a Portfolio may incur a loss upon disposition of the securities. Repurchase agreements are carried at fair value obtained from an independent pricing source.

Federal Taxes

Each Portfolio's policy is to comply with the requirements of Sub Chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Each Portfolio within the Fund is treated as a separate entity for federal income tax purposes. Each Portfolio's policy is to make the required minimum distributions prior to December 31, in order to avoid Federal excise tax. The Fund (excluding the Money Market Portfolio) uses consent dividends in place of regular distributions.

Management has analyzed the Fund's tax positions taken on federal tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for the 2005, 2006 and 2007 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

For federal income tax purposes, the following Portfolios had capital loss carryovers at December 31, 2008 which are available to offset future capital gains, if any. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire:

	Carryover expiring in:
Portfolio	2014	2015	2016
Bond	(2,028,709)	(965,714)	(18,592,175)
Mortgage Securities	–	(41,705)	(7,319,303)
International Bond	(33,121)	–	–
Real Estate Securities	–	–	(5,186,643)

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Portfolios.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

On the statements of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

	Undistributed Net Investment Income	Accumulated Realized gain (loss)	Additional Paid-in-Capital
Bond	(19,631,695)	–	19,631,695
Money Market	20,182	(18,588)	(1,594)
Mortgage Securities	(8,524,695)	–	8,524,695
Index 500	(9,512,418)	(5,594,002)	15,106,420
International Bond	(14,524,338)	(3,227,298)	17,751,636
Index 400 Mid-Cap	(1,596,287)	(509,586)	2,105,873
Real Estate Securities	(2,030,259)	2,802	2,027,457

Included in the reclassification adjustments above are $19,631,695, $8,524,695, $15,106,420, $17,751,636, $2,105,873, and $2,027,457 in consent dividends for Bond, Mortgage Securities, Index 500, International Bond, Index 400 Mid-Cap and Real Estate Securities Portfolios, respectively. The shareholders of the portfolios consent to treat these amounts as dividend income for tax purposes although they are not paid (either in cash or reinvested distributions) by the Portfolios.

The tax character of distributions paid for the years indicated is as follows:

	Year ended December 31,
	2008	2007
Money Market Distributions paid from:
Ordinary Income	$2,823,810	$5,458,980

The Fund intends to distribute long-term capital gains to shareholders in the form of consent dividends. The following are long-term gains incurred in tax years 2007 and 2008 that have been, or will be, distributed in the following calendar year.

Portfolio	Long-term capital gains incurred in 2007	Long-term capital gains incurred in 2008
Index 500	$4,565,608	$5,594,002
Index 400 Mid-Cap	11,026,274	509,586
Real Estate Securities	10,844,792	–

As of December 31, 2008, the components of distributable earnings on a tax basis for each Portfolio are as follows:

	Undistributed Ordinary Income	Accumulated Long-term gain (loss)	Unrealized appreciation (depreciation)
Bond	–	(21,586,598)	(69,135,171)
Money Market	–	–	–
Mortgage Securities	–	(7,361,008)	(32,738,174)
Index 500	–	–	100,263,292
International Bond	(11,451,358)	(33,121)	999,667
Index 400 Mid-Cap	–	–	(39,668,845)
Real Estate Securities	–	(5,186,643)	(20,104,515)

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

Distributions to Shareholders

Distributions to shareholders from net investment income for the Money Market Portfolio are declared daily and reinvested at month-end in additional shares of capital stock. For Portfolios other than the Money Market Portfolio, distributions from net investment income and realized gains, if any, will generally be declared and reinvested in additional shares on an annual basis. The Fund (excluding the Money Market Portfolio) uses consent dividends in place of regular distributions.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities which have been purchased by a Portfolio on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of December 31, 2008, the Bond and Mortgage Securities Portfolios had entered into outstanding, when-issued or forward commitments at fair value of $23,546,147 and $16,046,539 respectively. The Portfolios have segregated assets to cover such when-issued and forward commitments.

(3) Investment Security Transactions

The cost of purchases and proceeds from sales of investment securities, other than temporary or securities lending collateral investments in short-term securities, for the year ended December 31, 2008 were as follows:

	Non-U.S. Government		U.S. Government*
	Purchases	Sales	Purchases	Sales
Bond	$147,868,137	$162,101,404	$703,610,129	$653,583,999
Mortgage Securities	1,741,516	25,527,473	200,565,290	194,109,327
Index 500	23,748,697	59,218,245	–	–
International Bond	95,848,041	89,126,070	–	–
Index 400 Mid-Cap	38,766,253	34,435,212	–	–
Real Estate Securities	42,999,049	42,754,616	–	–

*Includes U.S. government-sponsored enterprise securities

(4)  Expenses and Related Party Transactions

The Portfolios have an investment advisory agreement with Advantus Capital Management, Inc. ("Advantus Capital"), a wholly-owned subsidiary of Securian Financial Group. Under the advisory agreement, Advantus Capital manages the Portfolio's investments and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

Each Portfolio of the Fund pays Advantus Capital an annual fee, based on average daily net assets, in the following amounts:

Annual Fee on Net Assets
Bond	.40% of net assets to $1 billion; and .35% of net assets exceeding $1 billion

Money Market	.30% of net assets to $1 billion; and .25% of net assets exceeding $1 billion

Mortgage Securities	.40% of net assets to $1 billion; and .35% of net assets exceeding $1 billion

Index 500	.15% of net assets to $1 billion; and .10% of net assets exceeding $1 billion

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(4)  Expenses and Related Party Transactions – (continued)

Annual Fee on Net Assets
International Bond	.60% of net assets to $1 billion; and .55% of net assets exceeding $1 billion

Index 400 Mid-Cap	.15% of net assets to $1 billion; .10% of net assets exceeding $1 billion

Real Estate Securities	.70% of net assets to $1 billion; and .65% of net assets exceeding $1 billion

Advantus Capital has a sub-advisory agreement with Franklin Advisers, Inc. (the "Sub-Advisor), a registered investment Advisor for the International Bond Portfolio, under which Advantus Capital paid the Sub-Advisor an annual fee of .37% based on average daily net assets.

The Fund bears certain other operating expenses including independent directors' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, compensation paid to the Fund's Chief Compliance Officer, and other miscellaneous expenses. Each Portfolio will pay all expenses directly related to its individual operations. Operating expenses not attributable to a specific Portfolio will be allocated based upon the proportionate daily net assets of each Portfolio.

Administrative Services Fee

Each Portfolio pays an administrative services fee to Minnesota Life for accounting, legal and other administrative services which Minnesota Life provides. Effective January 1, 2008, administrative service fees for accounting fees are allocated to the portfolios as determined by the providers based on time and effort. Total monthly accounting fees by portfolio range from $1,332 to $3,499. Legal services for each portfolio are $870 per month.

Accounting Services

The Fund has an agreement with State Street Bank and Trust Company (State Street) in which State Street provides daily fund accounting and investment administration services. In 2008, these fees ranged from .02% to .07% of net assets depending on the size and makeup of the portfolio. The fees are based upon a calculation of a number of factors including base fees, size of assets, out of pocket expenses and certain other fees.

Distribution Fees

The Fund has adopted a Rule 12b-1 Distribution Plan which covers all of its Class 2 shares and its Money Market Portfolio ("covered Portfolios"). Each covered Portfolio pays distribution fees at the annual rate of .25% of the average daily net assets of the Covered Portfolio. These fees are paid out of the Covered Portfolio's assets, which reduces a Covered Portfolio's net assets as do other Covered Portfolio expenses. The fees are paid to Securian Financial Services, Inc. (Securian), the Fund's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Covered Portfolio's shares. Securian may also use the fees to pay insurance companies, dealers or others for certain non-distribution services as provided for in the Distribution Plan.

Securities Lending and Guarantee Agreement

To enhance returns, certain portfolios of the Fund loaned securities to brokers in exchange for collateral. The Portfolios received a fee from the brokers measured as a percent of the loaned securities. Upon initiation of the loan, cash collateral equal to 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned was required. If at any time the collateral fell below 100% of the value of the loaned securities, brokers were required to fund back to 102% for U.S. securities and 105% for foreign securities. The market value of loaned securities was determined at the close of business of the Portfolios and any additional required cash collateral was delivered to the respective Portfolio on the next business day. The Fund's lending agent then invested all cash collateral in securities that met the Fund's securities lending investment guidelines. These investments were subject to inherent market risks such as interest rate risk, liquidity risk and other risks that are

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(4)  Expenses and Related Party Transactions – (continued)

present in the market, and, as such, the value of these investments may not have been sufficient, when liquidated, to repay the borrower when the loaned security was returned. This would have resulted in losses incurred by the Fund. Additional risks to the portfolios of securities lending were that the borrower may not provide additional collateral when required or return the securities when due. These additional risks were mitigated by indemnification clauses in the securities lending contracts with the lending agent.

As discussed above, the Portfolios are exposed to credit risk through participation in the securities lending program with its agent. In January, 2008, Advantus Capital determined that credit issues of certain securities held as collateral existed at December 31, 2007 based on subsequent information that called into question the year end valuation of these securities. Advantus Capital determined that a greater unrealized loss existed at December 31, 2007 than what was initially recorded and concurrently entered into a guarantee and purchase agreement with Securian Financial Group (SFG), the parent of Advantus Capital, to guarantee the payment of principal and interest, effective December 31, 2007, on the securities on or before February 29, 2008. The intrinsic value of the guarantee is reflected in the schedules of investments of the affected Portfolios and a guarantee agreement was recorded in the Portfolios' statement of operations as an unrealized gain. The fulfillment of the guarantee resulted in no impact to the net assets of the Portfolios or its' shareholders.

The Portfolios no longer participate in the securities lending program. As of December 31, 2008, there were no open loans outstanding with any of the Portfolios.

Net Investment Income Maintenance Agreement for the Money Market Portfolio

Effective February 1, 2009, a net investment income maintenance agreement was approved on behalf of the Money Market Portfolio. Under this agreement, Advantus has agreed to waive, reimburse or pay Money Market expenses so that the Portfolio's daily net investment income does not fall below zero. The amount waived, reimbursed, or paid by Advantus shall be an obligation of the Portfolio and shall be payable to Advantus on any day on which the Portfolio's net investment income exceeds zero.

(5)  Illiquid Securities

Each Portfolio currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Money Market which limits the investment in illiquid securities to 10% of net assets. At December 31, 2008, investments in securities of Bond and Mortgage Securities include issues that are illiquid. The aggregate values of illiquid securities held by Bond and Mortgage were $40,705,235 and $9,307,079, respectively, which represent 12.2% and 7.0% of net assets, respectively. Pursuant to guidelines adopted by the Fund's Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

(6)  Capital Share Transactions

Transactions in shares of the Portfolios for the years ended December 31, 2008 and December 31, 2007 were as follows:

	Bond – Class 1		Bond – Class 2
	2008	2007	2008	2007
Sold	86,547	0	12,656,483	26,554,651
Redeemed	(2,673)	0	(24,659,651)	(6,489,039)
	83,874	0	(12,003,168)	20,065,612

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(6)  Capital Share Transactions – (continued)

	Money Market
	2008	2007
Sold	59,880,832	58,424,432
Issued for reinvested distributions	2,823,810	5,912,782
Redeemed	(46,833,215)	(44,607,071)
	15,871,427	19,730,143

	Mortgage Securities Class 1		Mortgage Securities Class 2
	2008	2007	2008	2007
Sold	36,691	0	768,603	4,642,298
Redeemed	(1,001)	0	(22,907,446)	(11,572,646)
	35,690	0	(22,138,843)	(6,930,348)
	Index 500 – Class 1		Index 500 – Class 2
	2008	2007	2008	2007
Sold	11,536	0	4,399,268	1,666,990
Redeemed	(3,610)	0	(13,487,794)	(15,455,579)
	7,926	0	(9,088,526)	(13,788,589)
	International Bond Class 1		International Bond Class 2
	2008	2007	2008	2007
Sold	40,200	0	10,266,107	10,735,346
Redeemed	(1,825)	0	(6,397,668)	(941,057)
	38,375	0	3,868,439	9,794,289
	Index 400 Mid-Cap – Class 1		Index 400 Mid-Cap – Class 2
	2008	2007	2008	2007
Sold	19,764	0	8,194,128	8,414,208
Redeemed	(680)	0	(3,588,019)	(2,258,015)
	19,084	0	4,606,109	6,156,193
	Real Estate – Class 1		Real Estate – Class 2
	2008	2007	2008	2007
Sold	25,362	0	4,253,971	3,957,081
Redeemed	(917)	0	(5,503,228)	(7,593,256)
	24,445	0	(1,249,257)	(3,636,175)

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(7)  Fair Value Measurement

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.

FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized below.

Level 1 – quoted prices in active markets for identical investments.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments).

The valuation techniques used by the Portfolios to measure fair value during the year ended December 31, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio's assets and liabilities:

	Fair Value Measurement at December 31, 2008 using
Portfolio	Quoted Prices in Active Markets for Identical Investments, Investments in Securities (Level 1)	Quoted Prices in Active Markets for Identical Investments, Other Financial Instruments (Level 1)		Other Significant Observable Inputs, Investments in Securities (Level 2)	Significant Unobservable Inputs, Investments in Securities (Level 3)	Value at 12/31/2008
Bond	$40,522,146	$(57,477	)(1)	$314,558,394	$4,172,162	$359,195,225
Money Market	–	–		149,183,601	385,714	149,569,315
Mortgage Securities	15,560,564	(885,906	)(1)	130,911,239	850,433	146,436,330
Index 500	375,751,442	304,605	(1)	–	–	376,056,047
International Bond	–	9,834,186	(2)	68,230,590	8,598,893	86,663,669
Index 400 Mid-Cap	110,977,046	(281,895	)(1)	–	–	110,695,151
Real Estate Securities	71,708,566	–		–	–	71,708,566

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(7)  Fair Value Measurement – (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) as of December 31, 2008, is as follows:

Portfolio	Beginning balance 12/31/2007	Net purchases (sales)	Accrued discounts (premiums)	Total Change in unrealized gains (losses)	Total realized gains (losses)	Transfers in and/or (out) of Level 3	Ending balance 12/31/2008
Bond	$13,401,040	$(2,590,470)	$446	$(6,091,346)	$(440)	$(547,068)	$4,172,162
Money Market	–	385,550	(53)	(128)	345	–	385,714
Mortgage Securities	2,716,296	(203,047)	(359)	(2,495,423)	252	832,714	850,433
Index 500	7,875,339	(7,875,339)	–	–	–	–	–
International Bond	–	9,613,193	181,857	(1,196,157)	–	–	8,598,893
Index 400 Mid-Cap	2,740,260	(2,740,260)	–	–	–	–	–
Real Estate Securities	2,308,268	(2,308,268)	–	–	–	–	–

The information used in the above reconciliation represents fiscal year to date activity for any security identified as using level 3 inputs at either the beginning or end of the year. Transfers in or out of level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security where a change in the pricing level occurred from the beginning to the end of the period.

The amount of total gains or losses for the year ended December 31, 2008 included in changes in net assets attributable to the change in unrealized gains or losses relating to assets still held at the reporting date.

Portfolio	Total unrealized gains (losses)
Bond	(3,693,452)
Money Market	(128)
Mortgage Securities	(1,012,644)
International Bond	(1,196,157)

(1) Future Contracts

(2) Forward Currency Contracts

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8)  Financial Highlights

Bond Portfolio

	Class 1 Shares
	Period from February 11, 2008(c) to December 31, 2008
Net asset value, beginning of period	$1.58
Income from investment operations:
Net investment income	.07
Net gains (losses) on securities (both realized and unrealized)	(.28)
Total from investment operations	(.21)
Net asset value, end of period	$1.37
Total return (a)	(13.53)%
Net assets, end of period (in thousands)	$115
Ratios to average net assets:
Expenses	.50	%(b)
Net investment income	5.35	%(b)
Portfolio turnover rate (excluding short-term securities)	229.6%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(b)  Adjusted to an annual basis.

(c)  The shares of the Portfolio became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8)  Financial Highlights – (continued)

Bond Portfolio

	Class 2 Shares
	Year ended December 31,
	2008	2007		2006	2005(b)	2004
Net asset value, beginning of year	$1.58	$1.54		$1.48	$1.44	$1.37
Income from investment operations:
Net investment income	.08	.08		.07	.06	.06
Net gains (losses) on securities (both realized and unrealized)	(.29)	(.04)		(.01)	(.02)	.01
Total from investment operations	(.21)	.04		.06	.04	.07
Net asset value, end of year	$1.37	$1.58		$1.54	$1.48	$1.44
Total return (a)	(13.52)%	2.29	%(c)	4.66%	2.44%	4.98%
Net assets, end of year (in thousands)	$334,782	$406,106		$366,077	$336,093	$304,936
Ratios to average net assets:
Expenses	.75%	.73%		.74%	.75%	.64%
Net investment income	5.10%	5.18%		4.92%	4.49%	4.42%
Portfolio turnover rate (excluding short-term securities)	229.6%	89.6%		90.2%	131.5%	124.2%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(b)  Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

(c)  In 2007, 0.10% of the Portfolio's total return consists of an unrealized gain on a guarantee and purchase agreement with SFG related to unrealized losses incurred on certain securities purchased in conjunction with the Portfolio's securities lending program (see note 4). Excluding this unrealized gain, the total return would have been 2.19%.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8)  Financial Highlights – (continued)

Money Market Portfolio

	Year ended December 31,
	2008	2007	2006	2005(b)	2004
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	.02	.04	.04	.02	.01
Total from investment operations	.02	.04	.04	.02	.01
Less distributions:
Dividends from net investment income	(.02)	(.04)	(.04)	(.02)	(.01)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (a)	1.95%	4.55%	4.36%	2.43%	.74%
Net assets, end of year (in thousands)	$149,089	$133,217	$113,487	$97,016	$85,433
Ratios to average net assets:
Expenses	.68%	.68%	.71%	.72%	.64%
Net investment income	1.88%	4.51%	4.31%	2.43%	.75%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(b)  Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8)  Financial Highlights – (continued)

Mortgage Securities Portfolio

	Class 1 Shares
	Period from February 11, 2008(c) to December 31, 2008
Net asset value, beginning of period	$1.58
Income from investment operations:
Net investment income	.07
Net gains (losses) on securities (both realized and unrealized)	(.28)
Total from investment operations	(.21)
Net asset value, end of period	$1.37
Total return (a)	(13.32)%
Net assets, end of period (in thousands)	$49
Ratios to average net assets:
Expenses	.56	%(b)
Net investment income	5.43	%(b)
Portfolio turnover rate (excluding short-term securities)	127.5%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(b)  Adjusted to an annual basis.

(c)  The shares of the Portfolio became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8)  Financial Highlights – (continued)

Mortgage Securities Portfolio

	Class 2 Shares
	Year ended December 31,
	2008	2007	2006	2005(b)	2004
Net asset value, beginning of year	$1.57	$1.52	$1.45	$1.41	$1.34
Income from investment operations:
Net investment income	.08	.08	.08	.07	.07
Net gains (losses) on securities (both realized and unrealized)	(.28)	(.03)	(.01)	(.03)	–
Total from investment operations	(.20)	.05	.07	.04	.07
Net asset value, end of year	$1.37	$1.57	$1.52	$1.45	$1.41
Total return (a)	(12.97)%	3.19%	5.34%	2.88%	4.81%
Net assets, end of year (in thousands)	$132,613	$187,180	$191,993	$195,294	$235,481
Ratios to average net assets:
Expenses	.81%	.76%	.76%	.78%	.65%
Net investment income	5.18%	5.44%	5.49%	4.93%	4.98%
Portfolio turnover rate (excluding short-term securities)	127.5%	87.8%	89.4%	138.9%	152.2%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(b)  Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8)  Financial Highlights – (continued)

Index 500 Portfolio

	Class 1 Shares
	Period from February 11, 2008(c) to December 31, 2008
Net asset value, beginning of period	$4.40
Income from investment operations:
Net investment income	.06
Net gains (losses) on securities (both realized and unrealized)	(1.43)
Total from investment operations	(1.37)
Net asset value, end of period	$3.03
Total return (a)	(31.26)%
Net assets, end of period (in thousands)	$24
Ratios to average net assets:
Expenses	.22	%(b)
Net investment income	2.10	%(b)
Portfolio turnover rate (excluding short-term securities)	4.6%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(b)  Adjusted to an annual basis.

(c)  The shares of the Portfolio became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8)  Financial Highlights – (continued)

Index 500 Portfolio

	Class 2 Shares
	Year ended December 31,
	2008	2007		2006	2005(b)	2004
Net asset value, beginning of year	$4.82	$4.59		$3.98	$3.81	$3.45
Income from investment operations:
Net investment income	.08	.07		.08	.05	.06
Net gains (losses) on securities (both realized and unrealized)	(1.87)	.16		.53	.12	.30
Total from investment operations	(1.79)	.23		.61	.17	.36
Net asset value, end of year	$3.03	$4.82		$4.59	$3.98	$3.81
Total return (a)	(37.21)%	5.02	%(c)	15.23%	4.43%	10.39%
Net assets, end of year (in thousands) $3	72,627	$637,194		$669,976	$661,874	$663,636
Ratios to average net assets:
Expenses	.47%	.48%		.49%	.50%	.45%
Net investment income	1.85%	1.52%		1.83%	1.38%	1.59%
Portfolio turnover rate (excluding short-term securities)	4.6%	3.5%		3.6%	5.5%	1.6%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(b)  Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

(c)  In 2007, 0.23% of the Portfolio's total return consists of an unrealized gain on a guarantee and purchase agreement with SFG related to unrealized losses incurred on certain securities purchased in conjunction with the Portfolio's securities lending program (see note 4). Excluding this unrealized gain, the total return would have been 4.79%.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8)  Financial Highlights – (continued)

International Bond Portfolio

	Class 1 Shares
	Period from February 11, 2008(c) to December 31, 2008
Net asset value, beginning of period	$1.54
Income from investment operations:
Net investment income	.05
Net gains (losses) on securities (both realized and unrealized)	(.02)
Total from investment operations	.03
Net asset value, end of period	$1.57
Total return (a)	2.34%
Net assets, end of period (in thousands)	$60
Ratios to average net assets:
Expenses	1.00	%(b)
Net investment income	3.38	%(b)
Portfolio turnover rate (excluding short-term securities)	103.8%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(b)  Adjusted to an annual basis.

(c)  The shares of the Portfolio became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8)  Financial Highlights – (continued)

International Bond Portfolio

	Class 2 Shares
	Year ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$1.51	$1.38	$1.33	$1.46	$1.31
Income from investment operations:
Net investment income	.05	.03	–	.03	.03
Net gains (losses) on securities (both realized and unrealized)	.01	.10	.05	(.16)	.12
Total from investment operations	.06	.13	.05	(.13)	.15
Net asset value, end of year	$1.57	$1.51	$1.38	$1.33	$1.46
Total return (a)	4.23%	9.43%	3.99%	(8.91)%	11.43%
Net assets, end of year (in thousands)	$93,006	$83,407	$62,683	$62,927	$67,534
Ratios to average net assets:
Expenses	1.25%	1.18%	1.16%	1.15%	1.17%
Net investment income	3.13%	2.17%	2.70%	2.42%	2.20%
Portfolio turnover rate (excluding short-term securities)	103.8%	139.3%	225.7%	317.5%	145.2%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8)  Financial Highlights – (continued)

Index 400 Mid-Cap Portfolio

	Class 1 Shares
	Period from February 11, 2008(c) to December 31, 2008
Net asset value, beginning of period	$1.84
Income from investment operations:
Net investment income .	.02
Net gains (losses) on securities (both realized and unrealized)	(.60)
Total from investment operations	(.58)
Net asset value, end of period	$1.26
Total return (a)	(31.84)%
Net assets, end of period (in thousands)	$24
Ratios to average net assets:
Expenses	.32	%(b)
Net investment income	1.33	%(b)
Portfolio turnover rate (excluding short-term securities)	24.0%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(b)  Adjusted to an annual basis.

(c)  The shares of the Portfolio became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8)  Financial Highlights – (continued)

Index 400 Mid-Cap Portfolio

	Class 2 Shares
	Year ended December 31,
	2008	2007		2006	2005(b)	2004
Net asset value, beginning of year	$1.98	$1.84		$1.68	$1.50	$1.29
Income from investment operations:
Net investment income	.02	.02		.02	.02	.01
Net gains (losses) on securities (both realized and unrealized)	(.74)	.12		.14	.16	.20
Total from investment operations	(.72)	.14		.16	.18	.21
Net asset value, end of year	$1.26	$1.98		$1.84	$1.68	$1.50
Total return (a)	(36.54)%	7.44	%(c)	9.78%	11.96%	15.73%
Net assets, end of year (in thousands)	$112,397	$167,993		$145,021	$123,649	$87,167
Ratios to average net assets:
Expenses	.57%	.53%		.56%	.58%	.64%
Net investment income	1.08%	1.21%		1.02%	1.16%	.56%
Portfolio turnover rate (excluding short-term securities)	24.0%	22.8%		15.5%	25.5%	16.3%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(b)  Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

(c)  In 2007, 0.32% of the Portfolio's total return consists of an unrealized gain on a guarantee and purchase agreement with SFG related to unrealized losses incurred on certain securities purchased in conjunction with the Portfolio's securities lending program (see note 4). Excluding this unrealized gain, the total return would have been 7.12%.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8)  Financial Highlights – (continued)

Real Estate Securities Portfolio

	Class 1 Shares
	Period from February 11, 2008(c) to December 31, 2008
Net asset value, beginning of period	$2.26
Income from investment operations:
Net investment income	.04
Net gains (losses) on securities (both realized and unrealized)	(.76)
Total from investment operations	(.72)
Net asset value, end of period	$1.54
Total return (a)	(31.97)%
Net assets, end of period (in thousands)	$38
Ratios to average net assets:
Expenses	.92	%(b)
Net investment income	2.23	%(b)
Portfolio turnover rate (excluding short-term securities)	43.6%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(b)  Adjusted to an annual basis.

(c)  The shares of the Portfolio became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8)  Financial Highlights – (continued)

Real Estate Securities Portfolio

	Class 2 Shares
	Year ended December 31,
	2008	2007		2006	2005(b)	2004
Net asset value, beginning of year	$2.41	$2.86		$2.19	$1.97	$1.46
Income from investment operations:
Net investment income	.04	.07		.07	.06	.03
Net gains (losses) on securities (both realized and unrealized)	(.91)	(.52)		.60	.16	.48
Total from investment operations	(.87)	(.45)		.67	.22	.51
Net asset value, end of year	$1.54	$2.41		$2.86	$2.19	$1.97
Total return (a)	(36.27)%	(15.76	)%(c)	30.63%	11.08%	35.52%
Net assets, end of year (in thousands)	$71,421	$115,080		$147,021	$110,437	$95,410
Ratios to average net assets:
Expenses	1.17%	1.08%		1.10%	1.12%	1.06%
Net investment income	1.98%	2.65%		2.90%	3.14%	2.13%
Portfolio turnover rate (excluding short-term securities)	43.6%	37.3%		39.7%	34.8%	85.3%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(b)  Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

(c)  In 2007, 0.31% of the Portfolio's total return consists of an unrealized gain on a guarantee and purchase agreement with SFG related to unrealized losses incurred on certain securities purchased in conjunction with the Portfolio's securities lending program (see note 4). Excluding this unrealized gain, the total return would have been -16.07%.

Advantus Series Fund, Inc.
Fund Expense Examples

(Unaudited)

Fund Expenses Paid by Shareholders

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; (the Fund does not impose transaction costs, but you will incur such costs in connection with the variable life insurance policies and variable annuity contracts that invest in the Fund) and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The table below provides information about actual account values and actual expenses for the Portfolios. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the portfolio you own under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolios' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare the 5% hypothetical example of the portfolios you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Advantus Series Fund, Inc.
Fund Expense Examples – continued

(Unaudited)

	Account Value
	Beginning of Period July 1, 2008	End of Period December 31, 2008	Expenses Paid During Period*	Expense Ratio During Period*
Bond Portfolio Class 1
Actual Return	$1,000.00	$908.60	$2.40	0.50%
Hypothetical return before expenses	$1,000.00	$1,022.62	$2.54	0.50%
Bond Portfolio Class 2
Actual Return	$1,000.00	$908.60	$3.60	0.75%
Hypothetical return before expenses	$1,000.00	$1,021.37	$3.81	0.75%
Money Market Portfolio Class 1
Actual Return	$1,000.00	$1,008.20	$3.79	0.75%
Hypothetical return before expenses	$1,000.00	$1,021.37	$3.81	0.75%
Mortgage Securities Portfolio Class 1
Actual Return	$1,000.00	$906.50	$2.78	0.58%
Hypothetical return before expenses	$1,000.00	$1,022.22	$2.95	0.58%
Mortgage Securities Portfolio Class 2
Actual Return	$1,000.00	$906.50	$3.93	0.83%
Hypothetical return before expenses	$1,000.00	$1,021.01	$4.17	0.83%
Index 500 Portfolio Class 1
Actual Return	$1,000.00	$714.20	$0.99	0.23%
Hypothetical return before expenses	$1,000.00	$1,023.98	$1.17	0.23%
Index 500 Portfolio Class 2
Actual Return	$1,000.00	$714.20	$2.07	0.48%
Hypothetical return before expenses	$1,000.00	$1,022.72	$2.44	0.48%
International Bond Portfolio Class 1
Actual Return	$1,000.00	$1,018.00	$5.28	1.04%
Hypothetical return before expenses	$1,000.00	$1,019.91	$5.28	1.04%
International Bond Portfolio Class 2
Actual Return	$1,000.00	$1,018.00	$6.54	1.29%
Hypothetical return before expenses	$1,000.00	$1,018.65	$6.55	1.29%

Advantus Series Fund, Inc.
Fund Expense Examples – continued

(Unaudited)

	Account Value
Beginning of Period	End of Period July 1, 2008	Expenses Paid December 31, 2008	Expense Ratio During Period*	During Period*
Index 400 Mid-Cap Portfolio Class 1
Actual Return	$1,000.00	$662.00	$1.34	0.32%
Hypothetical return before expenses	$1,000.00	$1,023.53	$1.63	0.32%
Index 400 Mid-Cap Portfolio Class 2
Actual Return	$1,000.00	$662.00	$2.46	0.59%
Hypothetical return before expenses	$1,000.00	$1,022.17	$3.00	0.59%
Real Estate Securities Portfolio Class 1
Actual Return	$1,000.00	$661.40	$3.97	0.95%
Hypothetical return before expenses	$1,000.00	$1,020.36	$4.82	0.95%
Real Estate Securities Portfolio Class 2
Actual Return	$1,000.00	$661.40	$5.01	1.20%
Hypothetical return before expenses	$1,000.00	$1,019.10	$6.09	1.20%

*  Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year divided by 366 to reflect the one-half year period.

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Advantus Series Fund, Inc.
Proxy Voting and Quarterly Holdings Information

Proxy Voting Policies and Procedures

A description of the policies and procedures that Advantus uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, by calling, toll-free, 800-995-3850 or on the Securities and Exchange Commission's website at www.sec.gov. The Fund will provide this document within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Proxy Voting Record

The Fund's proxy voting record for the 12 month period ended December 31 is available by calling, toll-free, 866-330-7355 or on the Securities and Exchange Commission's website at www.sec.gov no later than August 31 each year. The Fund will also provide this information, within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of investment holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders without charge on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. More information of the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Advantus Series Fund, Inc.
Directors and Executive Officers

Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund and its Portfolios. None of the current directors are considered "interested persons" (as defined in the Investment Company Act of 1940) of the Fund. These directors, because they are not interested persons of the Fund, are considered independent ("Independent Directors") and are not employees or officers of, and have no financial interest in, the Fund's investment adviser, Advantus Capital Management, Inc. or its affiliated companies, including Minnesota Life Insurance Company. 75% of the Board of Directors is required to be comprised of Independent Directors.

Only executive officers and other officers who perform policy-making functions with the Fund are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Advantus Funds. Each director serves for an indefinite term, until his or her resignation, death or removal.

Name, Address(1) and Year of Birth	Position with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Directors

Linda L. Henderson 1949	Director since January 25, 2007	Retired; Professional Advisor, Carlson School of Management, University of Minnesota, 2004 to May 2007; Senior Vice President, Director of Fixed Income Research and Strategies, RBC Dain Rauscher Investments, 1985 to 2004; Chartered Financial Analyst

William C. Melton 1947	Director since April 25, 2002	Founder and President of Melton Research Inc. since 1997; member of the Advisory Board of Macroeconomic Advisors LLC since 1998; member, Minneapolis StarTribune Board of Economists since 1986; member, State of Minnesota Council of Economic Advisors from 1988 to 1994; various senior positions at American Express Financial Advisors (formerly Investors Diversified Services and, thereafter, IDS/American Express) from 1982 through 1997, including Chief Economist and, thereafter, Chief International Economist

Advantus Series Fund, Inc.
Directors and Executive Officers – continued

Name, Address(1) and Year of Birth	Position with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Directors — continued

Dorothy J. Bridges 1955	Director since December 28, 2004	President, Chief Executive Officer and Director, City First Bank of DC since September 2008; Chairman, Community Bankers Council of the American Bankers Association; Vice Chair, Northwest Area Foundation Board of Directors since 2002; President and Chief Executive Officer, Franklin National Bank of Minneapolis from 1999 to August 2008; member, Franklin National Bancorporation from 1999 to August 2008; member, Federal Reserve Bank's Consumer Advisory Council from 2006 to October 2008; Director, Federal Reserve Bank of Minneapolis from 2007 to September 2008

Executive Officers(2)

Gregory S. Strong 1944	President since April 25, 2007	Retired since December 2008, previously Senior Vice President, Chief Actuary and Treasurer, Minnesota Life Insurance Company; Treasurer, Minnesota Mutual Companies, Inc.; Senior Vice President and Treasurer, Securian Financial Group, Inc.; Treasurer, Securian Holding Company

Gary M. Kleist 1959	Vice President and Treasurer since July 24, 2003	Financial Vice President and Director, Advantus Capital Management, Inc.; Second Vice President, Minnesota Life Insurance Company; Vice President and Secretary/Treasurer, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Advantus Capital); Financial Vice President, MCM Funding 1997-1, Inc. and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital); Second Vice President, Securian Financial Group, Inc.; Second Vice President, Securian Life Insurance Company

Advantus Series Fund, Inc.
Directors and Executive Officers – continued

Name, Address(1) and Year of Birth	Position with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers(2) — continued

Michael J. Radmer Dorsey & Whitney LLP 50 South Sixth Street Minneapolis, Minnesota 55402 1945	Secretary since April 16, 1998	Partner with the law firm of Dorsey & Whitney LLP

(1)  Unless otherwise noted, the address of each director and officer is the address of the Fund: 400 Robert Street North, St. Paul, Minnesota 55101.

(2)  Although not a 'corporate' officer of the Fund, Vicki L. Bailey, born in 1955, has served as the Fund's Chief Compliance Officer since July 2004. Ms. Bailey is also Vice President, Investment Law, Chief Compliance Officer and Secretary, Advantus Capital Management, Inc.; Vice President, Investment Law and Advantus Compliance Officer, Minnesota Life Insurance Company; Vice President and Secretary, MCM Funding 1997-1, Inc. and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital); Vice President, Securian Financial Group, Inc.; Vice President, Securian Life Insurance Company; Director, Personal Finance Company LLC

The Fund has both an Audit Committee and a Governance Committee of the Board of Directors, the members of which are all directors who are not "interested persons" of the Fund. Ms. Bridges, Ms. Henderson and Mr. Melton comprise the members of both committees.

(This page has been left blank intentionally.)

This offering is available through Securian Financial Services, Inc., a registered broker/dealer. Securian Financial Services, Inc. is the distributor of Minnesota Life and Securian Life variable insurance products.

This report may be used as sales literature in connection with the offer or sale of variable annuity or variable life insurance contracts funded by Advantus Series Fund, Inc. ("Fund") if preceded or accompanied by (a) the current prospectus for the Fund and such contracts and (b) the current applicable variable annuity or variable life performance report.

Securian Financial Services, Inc.

www.securian.com

Securities Dealer, Member FINRA/SIPC.

Registered Investment Advisor

400 Robert Street North, St. Paul, MN 55101-2098

1.888.237.1838

A03108-0808

Minnesota Life Insurance Company

A Securian Company

Securian Life Insurance Company

A New York admitted insurer

400 Robert Street North

St. Paul, MN 55101-2098

PRESORTED STANDARD
U.S. POSTAGE PAID
CAROL STREAM, IL
PERMIT NO. 1480

©2009 Advantus Series Fund, Inc. All rights reserved.

F38897 Rev 2-2009

ITEM 2.  CODE OF ETHICS.

Filed herewith as Exhibit 12(a)(1).  During the period covered by this report, there has been no amendment to the code of ethics that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR, nor has the registrant granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to one or more of the items set forth in paragraph (b) of Item 2 of form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the Fund has determined that Dorothy J. Bridges, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms.

Bridges as the Audit Committee’s financial expert.  Ms. Bridges is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)       Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2008	2007
156,180	$152,340

(b)      Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were as follows:

2008	2007
2,800	-0-

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant’s investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c)       Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation were as follows:

2008	2007
20,125	$23,120

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)      All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) — (c) of this Item 4 were as follows:

2008	2007
0	3,000

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a) — (c) of this Item 4, that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1)   Registrant’s audit committee has adopted the following pre-approval policies and procedures in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X:

ADVANTUS SERIES FUND

AUDIT COMMITTEE POLICY regarding pre-approval of services provided by the Independent Auditor

The Audit Committee (the “Committee”) of the Advantus Series Fund, Inc. (the “Fund”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•	Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•	Examine and evaluate the safeguards put into place by the Fund and the auditor to safeguard independence

•	Meet quarterly with the partner of the independent audit firm

•	Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the Fund’s independent audit firm directly for the Fund. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Fund’s Treasurer and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•                  Annual Fund financial statement audits

•                  SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Accounting consultations

•                  Fund merger support services

•                  Other accounting related matters

•                  Agreed Upon Procedure Reports

•                  Attestation Reports

•                  Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $20,000 are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis.  The Chair shall thereafter report to the Full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Tax compliance services related to the filing or amendment of the following:

•                  Federal, state and local income tax compliance; and,

•                  Sales and use tax compliance

•                  Timely RIC qualification reviews

•                  Tax distribution analysis and planning

•                  Tax authority examination services

•                  Tax appeals support services

•                  Accounting methods studies

•                  Fund merger support services

•                  Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $20,000 are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis.  The Chair shall thereafter report to the Full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent firm without the prior approval of the Audit Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•                  Management functions

•                  Accounting and bookkeeping services

•                  Internal audit services

•                  Financial information systems design and implementation

•                  Valuation services supporting the financial statements

•                  Actuarial services supporting the financial statements

•                  Executive recruitment

•                  Expert services (e.g., litigation support)

•                  Investment banking

Policy for Pre approval of Non-Audit Services Provided to Other Affiliated Entities

The Committee is also responsible for pre-approving certain non-audit services provided to Advantus Capital Management Inc. (“Advantus”) and any other entity under common control with Advantus that provides ongoing services to the Fund. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the Fund.

Although the Committee is not required to pre-approve all services provided to Advantus and affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to Advantus and its affiliates.

(e)(2)       None of the services provided to the registrant described in paragraphs (b) — (d) of this Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            No disclosures are required by this Item 4(f).

(g)           The aggregate non-audit fees billed for each of the last two fiscal years by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant were as follows:

2008	2007
232,450	$186,700

(h)           The registrant’s audit committee has considered that the provision of the non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.  Schedule I – Investments in Securities of Unaffiliated Issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant has a nominating committee of its board of directors, the members of which are all directors who are not “interested persons” of the registrant, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“independent directors”).  The nominating committee, which operates in accordance with a separate nominating committee charter approved by the board of directors, selects and recommends to the board of directors individuals for nomination as independent directors.  The names of potential independent director candidates are drawn from a number of sources, including recommendations from management of Advantus Capital Management, Inc., the registrant’s investment adviser.  Each candidate is evaluated by the nominating committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an independent director, as well as his or her compatibility with respect to business philosophy and style.  The members of the nominating committee may conduct an in-person interview of each viable candidate using a standardized questionnaire.  When all of the viable candidates have been evaluated and interviewed, the nominating committee determines which of the viable candidates should be presented to the board of directors for selection to become a member of the board of directors.

Inasmuch as the registrant does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the nominating committee does not at present consider nominees recommended by shareholders.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)           Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)           There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)  File the exhibits listed below as part of this Form.  Letter or number the exhibits in the sequence indicated.

(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Exhibit 99.CODE ETH attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2):

Exhibit 99.CERT attached hereto.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by this report by or on behalf of the registrant to 10 or more persons:

Not applicable.

(b)  If the report is filed under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, provide the certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14 under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit.  A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (15 U.S.C. 78r), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference:

Exhibit 99.906 CERT attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advantus Series Fund, Inc.

By (Signature and Title)	/s/Gregory S. Strong
Gregory S. Strong, President

Date:  March 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/Gregory S. Strong
Gregory S. Strong, President (Principal Executive Officer)

By (Signature and Title)	/s/Gary M. Kleist
Gary M. Kleist, Treasurer (Principal Financial Officer)

Date:  March 6, 2009